UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number      811-21906
Claymore Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code:   (312) 827-0100
Date of fiscal year end: August 31
Date of reporting period: September 1, 2016 – February 28, 2017

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM
. . . YOUR ROAD TO THE LATEST, MOST UP - TO - DATE INFORMATION
The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.
Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

Contents

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Performance Report and Fund Profile	19

About Shareholders' Fund Expenses	31

Schedule of Investments	33

Statement of Assets and Liabilities	66

Statement of Operations	69

Statements of Changes in Net Assets	72

Financial Highlights	78

Notes to Financial Statements	89

Supplemental Information	97

Trust Information	101

About the Trust Adviser	Back Cover

(Unaudited)	February 28, 2017
DEAR SHAREHOLDER
Guggenheim Funds Investment Advisors, LLC (the "Investment Advisor") is pleased to present the semiannual shareholder report for several of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of the Funds for the semiannual fiscal period ended February 28, 2017.
The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC ("Guggenheim"), a global diversified financial services firm.
Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.
To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.
Sincerely,
Donald Cacciapaglia
President and Chief Executive Officer
Claymore Exchange-Traded Fund Trust
 March 31, 2017

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	February 28, 2017
For much of the period, U.S. risk assets rallied in anticipation of growth-oriented fiscal policy outcomes, but there are obvious risks: no one wins in a trade war; border taxes and tariffs are notoriously regressive; deportations and immigration limits deprive our labor force of a critically vibrant component; and geopolitical tensions could needlessly escalate if the new administration is not careful. Discounting such events, the U.S. economic backdrop is strong and risk assets should continue to perform well, even if a healthy dose of caution causes consolidation around current levels.
Much of the rise in asset valuations since Donald Trump's victory has been based on anticipation of his pro-growth policies coming to fruition, an outcome that is far from certain. Asset valuations could be getting a bit ahead of themselves, and becoming more sensitive to a temporary growth scare or setback, especially since the rollout of Trump's new policies will not be smooth or easy.
Nevertheless, the underlying economy remains on a good trajectory. U.S. real gross domestic product (GDP) growth in the fourth quarter was solid but unspectacular, like most of the post-crisis period. The early readings came in at around 2%, down from 3.5% in the third quarter. The quarterly volatility seen in the second half of 2016 resulted mainly from large swings in the contribution of net exports. Smoothing through the quarterly noise reveals a trend-like pace of 1.9% real GDP growth over the past year. Growth has benefited from recent gains in consumer and business confidence, which should continue to support consumption and investment spending as precautionary savings are reduced.
We forecast the unemployment rate to fall below 4% before the end of the expansion as faster GDP growth boosts employment while demographic constraints limit gains in the size of the labor force. This would be well below the U.S. Federal Reserve's (the "Fed") estimate of the natural rate of unemployment; however, we believe the Trump administration's fiscal agenda will not push up inflation materially because the Fed will respond by tightening monetary policy faster.
A strong corporate earnings recovery, expansionary fiscal policies, falling unemployment, and upward wage pressure should lead the Fed to raise the fed funds rate more than the market is currently expecting. This should cause the yield curve to flatten as rates in the short end rise while the long end is stabilized by confidence in the Fed's willingness to contain inflation.
Time will tell how successful President Trump will be in implementing his policy proposals, but the various thematic areas being discussed—tax reform, infrastructure spending, and deregulation—are all constructive for U.S. economic growth. The United States is the locomotive of the world. When our economy is growing, dynamic, and strong, it is a boon to the global economy, which is already experiencing a synchronous expansion.
For the six months ended February 28, 2017, the Standard & Poor's 500® ("S&P 500") Index returned 10.01%. The MSCI Europe-Australasia-Far East ("EAFE") Index returned 4.90%. The return of the MSCI Emerging Markets Index was 5.51%.
In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index posted a -2.19% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index returned 1.64%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index was 0.22% for the six-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

(Unaudited)	February 28, 2017
Index Definitions
 All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.
The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or "MBS" (agency fixed-rate and hybrid adjustable-rate mortgage, or "ARM", pass-throughs), asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS") (agency and non-agency).
The Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB +/BB + or below.
The Dow Jones U.S. Select Dividend Index is a selection of stocks that is based almost entirely on dividend yield and dividend history. Stocks are also required to have an annual average daily dollar trading volume of more than $1.5 million.
The Dow Jones Industrial Average® Yield Weighted Index is calculated using a yield-weighted methodology that weights all components of the Dow Jones Industrial Average by their 12-month dividend yield over the prior 12 months. Index constituents must be a part of the Dow Jones Industrial Average. Only securities with a track record of consistent dividend payments in the previous 12 months will be eligible for inclusion in the Index. The Index is rebalanced semi-annually. The Dow Jones Industrial Average is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements.
The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage, and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property.
The MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
The S&P MidCap 400® provides investors with a benchmark for mid-sized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
Industry Sectors
 Comments about industry sectors in these Fund commentaries are based on Bloomberg industry classifications.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 5

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	February 28, 2017
EEB Guggenheim BRIC ETF
Fund Overview
The Guggenheim BRIC ETF, NYSE Arca ticker: EEB (the "Fund") seeks investment results that correspond generally to the performance, before fees and expenses, of the BNY Mellon BRIC Select DR Index (the "Index").
The Index is a rules-based Index (i.e., an Index constructed using specified criteria) comprised of American depositary receipts ("ADRs"), global depositary receipts ("GDRs"), and China H-shares of Chinese equities where appropriate, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India, and China currently trading on the U.S. exchanges and non-U.S. exchanges. China H-shares are issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2017.
On a market price basis, the Fund generated a total return of 11.17%, which included an increase in market price over the period to $31.28 on February 28, 2017, from $28.54 on August 31, 2016. On an NAV basis, the Fund generated a total return of 10.67%, which included an increase in NAV over the period to $31.25 on February 28, 2017, from $28.64 on August 31, 2016. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the blended return of the BNY Mellon BRIC Select ADR Index and the BNY Mellon BRIC Select DR index returned 10.57%, and the MSCI Emerging Markets Index returned 5.51%.
The Fund made an annual income distribution of $0.4111 per share on December 30, 2016, to shareholders of record on December 28, 2016.
Performance Attribution
 For the six-month period ended February 28, 2017, the materials sector contributed the most to the Fund's return, followed by the financials sector. The sectors that detracted the most from return were the telecommunications services sector and the consumer staples sector.
Positions that contributed the most to the Fund's return included preferred stock of Vale S.A. ADR Class A, a Brazilian multinational corporation engaged in metals and mining; preferred stock of Itau Unibanco Holding S.A. ADR, an international bank based in Brazil; and Vale S.A. ADR (2.1%, 4.2%, and 1.5%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from return included China Mobile Ltd., a Chinese state-owned telecommunication company that provides mobile voice and multimedia services through its nationwide mobile telecommunications network; BRF S.A. ADR, a Brazilian food conglomerate; and Tata Motors Ltd. ADR, an Indian multinational automotive manufacturing company (5.9%, 0.9%, and 0.8%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2017
DEF Guggenheim Defensive Equity ETF
Fund Overview
The Guggenheim Defensive Equity ETF, NYSE Arca ticker: DEF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called Guggenheim Defensive Equity Index (the "Index"). Prior to October 24, 2016, the Fund's benchmark was the Sabrient Defensive Equity Index.
Guggenheim Index ServicesSM is the Index Provider ("Index Provider.") The Index Provider was previously named Accretive Asset Management, LLC. The Index Provider is affiliated with Guggenheim Investment Advisors, LLC and Guggenheim Fund Distributors, LLC. The Index is designed to provide exposure to equity securities of large capitalization U.S. issuers that the Index Provider has selected for inclusion in the Index based on a rules-based screening criteria. The companies eligible for the Index are derived from its starting universe, the S&P 500®, which is a leading benchmark index for U.S. large capitalization stocks. Instead of the traditional approach to defensive equity portfolios that focuses solely on low beta stocks (beta represents the systematic risk of a security relative to its benchmark), Index Provider seeks to select companies that have potentially superior risk-return profiles during periods of stock market weakness while still offering the potential for gains during periods of market strength.
Index Provider selects securities for inclusion in the Index based on: (i) Risk Characteristics–the starting universe is screened to eliminate stocks with less favorable risk profiles by measuring certain risk characteristics, such as a stock's beta (a measure of a given security's volatility in relation to the volatility of a specific market) and down market volatility (a measurement that represents a security's volatility during adverse market conditions), and (ii) its Rules-Based Methodology–the rules-based methodology calculates the likelihood that a company will achieve the performance required to support the company's stock price by calculating what a company's stock price implies in terms of current revenue growth expectations and comparing those expectations to the management's past ability to deliver that revenue growth. From the eligible universe, 100 stocks with the highest probability of delivering the required revenue growth to support its current stock price are selected and given an equal weighting in the Index while minimizing any differences in industry exposure relative to the S&P 500®. The Index is rebalanced on a quarterly basis and changes are implemented after the close of trading on the third Friday of March, June, September and December.
The Sabrient Defensive Equity Index, the Fund's previous benchmark index, was comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). The universe of potential Sabrient Defensive Equity Index constituents included approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2017.
On a market price basis, the Fund generated a total return of 7.92%, which included an increase in market price over the period to $41.19 on February 28, 2017, from $39.00 on August 31, 2016. On an NAV basis, the Fund generated a total return of 7.80%, which included an increase in NAV over the period to $41.23 on February 28, 2017, from $39.08 on August 31, 2016. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
The blended return of the Guggenheim Defensive Equity Index and Sabrient Defensive Equity Index was 8.20% for the six-month period ended February 28, 2017, and the S&P 500 Index returned 10.01% for the same period.
The Fund made an annual income distribution of $0.8475 per share on December 30, 2016, to shareholders of record on December 28, 2016.
Performance Attribution
 For the six-month period ended February 28, 2017, the financials sector contributed the most to the Fund's return, followed by the consumer discretionary sector. The real estate sector detracted the most from return, followed by the telecommunications services sector.
Positions that contributed the most to the Fund's return included Discover Financial Services, Inc., an American financial services company (not held in the portfolio at period end); PNC Financial Services Group, Inc., an American financial services company (not held in the portfolio at period end); and J.B. Hunt Transport Services, Inc., an Arkansas-based trucking and transportation company (0.9% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Waters Corp., an analytical laboratory instrument and software company; Korea Electric Power Corp. ADR, an integrated electric utility company; and W.W. Grainger, Inc., an Illinois-based industrial supply company (none held in the portfolio at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 7

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	February 28, 2017
DJD Guggenheim Dow Jones Industrial Average® Dividend ETF
Fund Overview
The Guggenheim Dow Jones Industrial Average® Dividend ETF, NYSE Arca ticker: DJD (the "Fund") seeks investment results that correspond generally to the performance, before the fund's fees and expenses, of the Dow Jones Industrial Average® Yield Weighted index (the "Index").
The Index is designed to provide increased exposure to higher yielding companies included in the Dow Jones Industrial Average® (DJIA), which is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing, and liquidity requirements. The Index is calculated using a yield-weighted methodology that weights all securities of the DJIA® by their 12-month dividend yield. Only companies with a track record of consistent dividend payments in the previous 12-months are eligible for inclusion.
The Fund will invest at least 80% of its total assets in common stocks that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2017.
On a market price basis, the Fund generated a total return of 10.89%, which included an increase in market price over the period to $30.14 on February 28, 2017, from $27.52 on August 31, 2016. On an NAV basis, the Fund generated a total return of 10.80%, which included an increase in NAV over the period to $30.15 on February 28, 2017, from $27.55 on August 31, 2016. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 11.02%, and the Dow Jones Industrial Average Index returned 14.51% for the fiscal period.
The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid over the fiscal period ended February 28, 2017, were:

Date	Amount
September 30, 2016	$0.1843
December 30, 2016	$0.1633
Total	$0.3476
Performance Attribution
 For the six-month period ended February 28, 2017, the industrials sector contributed the most to the Fund's return, followed by the financials sector. The telecommunications services sector was the only detractor from return; the consumer staples sector contributed the least.
Positions that contributed the most to the Fund's return included Boeing Co., an American multinational corporation that designs, manufactures, and sells airplanes, rockets, and satellites worldwide; JPMorgan Chase & Co., a U.S. multinational banking and financial services holding company; and Caterpillar, Inc., an American corporation which manufactures and markets machinery, engines, financial products, and insurance to customers (5.3%, 4.3%, and 5.0%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Exxon Mobil Corp., an American multinational oil and gas corporation; Verizon Communications, Inc., a broadband telecommunications company and U.S. wireless communications service provider; and Pfizer, Inc. an American global pharmaceutical corporation (3.6%, 4.6%, and 3.9%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2017
NFO Guggenheim Insider Sentiment ETF
Fund Overview
The Guggenheim Insider Sentiment ETF, NYSE Arca ticker: NFO (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Nasdaq US Insider Sentiment Index (the "Index"). Before October 24, 2016, the Fund's benchmark was the Sabrient Insider Sentiment Index.
The Index is designed to provide exposure to U.S. companies within the Nasdaq US Large Mid Cap Index (which consists of approximately 900 stocks) which exhibit high degrees of corporate insider buying. The universe of securities is screened by a series of three factors—increase in average shares held by corporate insiders, momentum, and volatility.
The 100 highest-ranking securities, subject to industry weight constraints, are selected for inclusion in the Index. The top ranked securities are then selected and an equal weighting methodology is applied. Rebalancing and selection take place semi-annually in April and October, using market data through the end of March and September, respectively. The Index can have no more than 20% weight in any one sector. Securities from sectors with greater than a 20% weight will be replaced by the highest ranking securities from the other sectors below the 20% maximum.
The Sabrient Insider Sentiment Index was comprised of approximately 100 securities selected, based on investment and other criteria developed by Sabrient Systems LLC, from a broad universe of U.S.-traded securities, including master limited partnerships ("MLPs") and American depositary receipts ("ADRs"). The universe of companies eligible for inclusion in the Sabrient Insider Sentiment Index included approximately 6,000 listed companies without limitations on market capitalization.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2017.
On a market price basis, the Fund generated a total return of 7.11%, which included an increase in market price over the period to $52.83 on February 28, 2017, from $50.23 on August 31, 2016. On an NAV basis, the Fund generated a total return of 6.84%, which included an increase in NAV over the period to $52.76 on February 28, 2017, from $50.29 on August 31, 2016. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
The blended return of the Nasdaq US Insider Sentiment Index and the Sabrient Insider Sentiment Index was 6.53% for the six-month period ended February 28, 2017, and the S&P 500 Index returned 10.01% for the same period.
The Fund made an annual income distribution of $0.9038 per share on December 30, 2016, to shareholders of record on December 28, 2016.
Performance Attribution
 For the six-month period ended February 28, 2017, the industrials sector contributed the most to the Fund's return, followed by the information technology sector. The materials sector detracted the most from return, followed by the consumer staples sector.
Positions that contributed the most to the Fund's return included XPO Logistics, Inc., a U.S. provider of transportation and logistics services (1.4% of the Fund's long-term investments at period end); Conn's Inc., a Texas-based electronics, furniture, mattress and appliance store chain (not held in the portfolio at period end); and Clarcor, Inc., a manufacturer of filtration systems and packaging materials (not held in the portfolio at period end).
Positions that detracted the most from the Fund's return included Tysons Foods, Inc. Class A, an Arkansas-based multinational corporation that operates in the food industry (0.8% of the Fund's long-term investments at period end); DST Systems, Inc., a Missouri-based provider of advisory, technology, and operations outsourcing to the financial and healthcare industries (not held in the portfolio at period end); and Dick's Sporting Goods, Inc., a Pennsylvania-based sporting goods retailing corporation (0.8% of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	February 28, 2017
OPD Guggenheim Large Cap Optimized Diversification ETF
Fund Overview
The Guggenheim Large Cap Optimized Diversification ETF, NYSE Arca ticker: OPD (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the Wilshire Large Cap Optimized Diversification Index (the "Index"). The Index, which generally consists of 100 to 120 stocks, seeks to provide the optimal level of diversification and higher returns from specific stock selections available in the U.S. large-cap equity market than would be provided by a standard market-capitalization-weighted exposure.
Wilshire Associates, Inc. (the "Index Provider" or "Wilshire®"), using its proprietary methodology, selects a subset of stocks from the constituents of the Wilshire US Large-Cap IndexSM and weights the stocks based on their correlations, which is the relation of changes in a company's share price to changes in the share prices of other companies in the investable universe. This weighting by correlation is designed to result in the returns from each specific stock selection contributing a similar level of unique risk to the Index.
The Fund will invest at least 80% of its total assets in securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2017.
On a market price basis, the Fund generated a total return of 3.52%, which included an increase in market price over the period to $26.43 on February 28, 2017, from $26.06 on August 31, 2016. On an NAV basis, the Fund generated a total return of 3.39%, which included an increase in NAV over the period to $26.48 on February 28, 2017, from $26.16 on August 31, 2016. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 3.64%, and the S&P 500 Index returned 10.01% for the six-month period ended February 28, 2017.
Performance Attribution
 For the six-month period ended February 28, 2017, the consumer discretionary sector contributed the most to the Fund's return, followed by the industrials sector. The energy sector detracted the most from the Fund's return, followed by the real estate sector.
Positions that contributed the most to the Fund's return included Netflix, Inc., which provides streaming media and video-on-demand online and DVDs by mail; Apple, Inc., which designs, develops, and sells consumer electronics, computer software, and online services; and Reynolds American, Inc., an American tobacco company that received a buyout offer from British American Tobacco during the period (1.2%, 1.2%, and 1.1%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Endo International Plc, a global specialty pharmaceutical company; Frontier Communications Corp., which provides communications services to urban, suburban, and rural communities in 29 states; and Southwestern Energy Co., an oil and natural gas company (0.8%, 0.8%, and 0.6%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2017
CZA Guggenheim Mid-Cap Core ETF
Fund Overview
The Guggenheim Mid-Cap Core ETF, NYSE Arca ticker: CZA (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks Mid-Cap Core Index (the "Index").
The Index is comprised of 100 securities selected, based on investment and other criteria, from a universe of mid-capitalization securities, including master limited partnerships ("MLPs"), American depositary receipts ("ADRs"), and business development companies ("BDCs"). Currently, the mid-capitalization universe ranges from approximately $2 billion in market capitalization to $16 billion in market capitalization, as defined by Zacks Investment Research, Inc. ("Zacks"). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2017.
On a market price basis, the Fund generated a total return of 11.95%, which included an increase in market price over the period to $58.18 on February 28, 2017, from $52.94 on August 31, 2016. On an NAV basis, the Fund generated a total return of 11.76%, which included an increase in NAV over the period to $58.15 on February 28, 2017, from $53.00 on August 31, 2016. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 12.24%, the Russell Midcap Index returned 8.91%, the S&P MidCap 400 Index returned 11.37%, and the S&P 500 Index returned 10.01% for the same period.
The Fund made an annual income distribution of $1.0156 per share on December 30, 2016, to shareholders of record on December 28, 2016.
Performance Attribution
 For the six-month period ended February 28, 2017, the financials sector contributed the most to the Fund's return, followed by the industrials sector. The real estate sector was the only detractor. The consumer discretionary sector contributed the least to return.
Positions that contributed the most to the Fund's return included Northern Trust Corp., an American international financial services company (not held in the portfolio at period end); Celanese Corp. Class A, a producer of specialty materials and chemical products which are used in most major industries and consumer applications (1.4% of the Fund's long-term investments at period end); and Hartford Financial Services Group, Inc., an investment and insurance company (2.0% of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included News Corp. Class B, a multinational mass media corporation (not held in the portfolio at period end); Equifax, Inc., a consumer credit reporting agency (not held in the portfolio at period end); and DDR Corp., a real estate investment trust that owns and manages shopping centers in the U.S mainland and Puerto Rico (0.6% of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2017
CVY Guggenheim Multi-Asset Income ETF
Fund Overview
The Guggenheim Multi-Asset Income ETF, NYSE Arca ticker: CVY (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Multi-Asset Income Index (the "Index").
The Index is comprised of approximately 125 to 150 securities selected, based on a multi-factor proprietary model, from a universe of domestic and international companies, including U.S.-listed common stocks and American depositary receipts ("ADRs") paying dividends, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), closed-end funds, and traditional preferred stocks. The securities comprising the Index include stocks of small and medium-sized companies. The objective of the Index is to select a diversified group of securities with the potential to have a yield in excess of and outperform, on a risk-adjusted basis, the Dow Jones U.S. Select Dividend Index and other benchmark indices.
The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing ADRs that comprise the Index).
The Fund uses a sampling approach in seeking to achieve its objective. Sampling means that the Investment Advisor uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2017.
On a market price basis, the Fund generated a total return of 8.01%, which included an increase in market price over the period to $20.83 on February 28, 2017, from $19.74 on August 31, 2016. On an NAV basis, the Fund generated a total return of 8.11%, which included an increase in NAV over the period to $20.86 on February 28, 2017, from $19.75 on August 31, 2016. At the end of the period, the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 8.52%, the S&P 500 Index returned 10.01%, and the Dow Jones U.S. Select Dividend Index returned 9.10% for the same period.
The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. The following distributions per share were paid during the six-month period ended February 28, 2017:

Date	Amount
September 30, 2016	$0.2433
December 30, 2016	$0.2201
Total	$0.4634
Performance Attribution
 For the six-month period ended February 28, 2017, the financials sector contributed the most to the Fund's return, followed by the materials sector. The real estate sector detracted the most from return, followed by the consumer discretionary sector.
Positions that contributed the most to the Fund's return included SunCoke Energy Partners LP, a raw material processing and handling master limited partnership; Western Digital Corp., an American computer data storage company and maker of computer hard disk drives; and Western Refining, Inc., a crude oil refiner and marketer operating primarily in the Southwestern, North-Central and Mid-Atlantic regions of the U.S. (1.0%, 1.2%, and 0.6%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Vereit, Inc. Class A, an owner and manager of a diversified portfolio of retail, restaurant, office, and industrial real estate assets (not held in the portfolio at period end); L Brands, Inc., which operates more than 3,000 company-owned specialty retail stores with the Victoria's Secret, PINK, Bath & Body Works, La Senza and Henri Bendel brands in the U.S., Canada, the UK, and Greater China (0.5% of the Fund's long-term investments at period end); and GNC Holdings, Inc. Class A, a maker of nutritional supplements (0.3% of the Fund's long-term investments at period end).

12 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2017
RYJ Guggenheim Raymond James SB-1 Equity ETF
Fund Overview
The Guggenheim Raymond James SB-1 Equity ETF, NYSE Arca ticker: RYJ (the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Raymond James SB-1 Equity Index (the "Index").
The Index is comprised of all equity securities rated Strong Buy 1 ("SB-1") by Raymond James & Associates, Inc., an affiliate of Raymond James Research Services, LLC (the "Index Provider"), on each rebalance and reconstitution date. Index constituents include equity securities of all market capitalizations, as defined by the Index Provider, that trade on a U.S. securities exchange, including common stocks, American depositary receipts ("ADRs"), real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and business development companies ("BDCs"). The number of securities in the Index may vary depending on the number of equity securities rated SB-1 by Raymond James & Associates, Inc. on February 28, 2017, the Index consisted of approximately 160 securities. Under normal conditions, the Fund will invest at least 80% of its total assets in equity securities. The Fund will invest at least 80% of its total assets in securities that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2017.
On a market price basis, the Fund generated a total return of 12.21%, which included an increase in market price over the period to $39.79 on February 28, 2017, from $36.01 on August 31, 2016. On an NAV basis, the Fund generated a total return of 12.35%, which included an increase in NAV over the period to $39.82 on February 28, 2017, from $35.99 on August 31, 2016. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 12.73% and the S&P MidCap 400 Index returned 11.37% for the same period.
The Fund made an annual income distribution of $0.5947 per share on December 30, 2016, to shareholders of record on December 28, 2016.
Performance Attribution
 For the six-month period ended February 28, 2017, the financials sector contributed the most to the Fund's return, followed by the energy sector. The utilities sector was the only detractor. The consumer staples sector contributed the least to return.
Positions that contributed the most to the Fund's return included Applied Optoelectronics, Inc., a provider of fiber optic networking products; SVB Financial Group, a provider of targeted financial services and expertise through its offices in innovation centers around the world; and NVIDIA Corp., which designs graphics processing units for the gaming market, as well as system on a chip units for the mobile computing and automotive market (0.8%, 0.7%, and 0.6%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included AAC Holdings, Inc., a provider of inpatient substance abuse treatment services for individuals; StoneMor Partners LP, which owns and operates cemeteries in the U.S.; and Dipexium Pharmaceuticals, Inc., a late stage pharmaceutical company that focuses on the development and commercialization of antibiotics in the U.S. (none held in the portfolio at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2017
CSD Guggenheim S&P Spin-Off ETF
Fund Overview
The Guggenheim S&P Spin-Off ETF, NYSE Arca ticker: CSD (the "Fund"), seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of the S&P U.S. Spin-Off Index (the "Index"), which is designed to measure the performance of U.S. companies that have been spun off from larger corporations within the past four years. The Index is comprised of equity securities of U.S. companies added to the S&P United States BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion.
S&P Dow Jones Indices LLC ("S&P" or the "Index Provider") defines a spin-off company as any company resulting from one of the following events:
• Spin-off. The spin-off distribution of shares of a subsidiary company by its parent company to parent company shareholders.
• Carve-out. The sale by a parent company of a percentage of the equity of a subsidiary to public shareholders.
• Split-off. The distribution of shares of a subsidiary company by its parent company to parent company shareholders that elect to redeem their shares in the parent company in return for shares of the subsidiary company.
The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole.
Prior to May 20, 2016, the Fund was named the Guggenheim Spin-Off ETF and sought to replicate, before the Fund's fees and expenses, the performance of the Beacon Spin-Off Index.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2017.
On a market price basis, the Fund generated a total return of 9.33%, which included an increase in market price over the period to $45.64 on February 28, 2017, from $42.42 on August 31, 2016. On an NAV basis, the Fund generated a total return of 9.28%, which included an increase in NAV over the period to $45.62 on February 28, 2017, from $42.42 on August 31, 2016. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
The Index returned 9.66% for the period. For comparison, the S&P 500 Index returned 10.01%, and the Russell Midcap Index returned 8.91% for the same period.
The Fund made an annual income distribution of $0.7020 per share on December 30, 2016, to shareholders of record on December 28, 2016.
Performance Attribution
 For the six-month period ended February 28, 2017, the information technology sector contributed the most to the Fund's return, followed by the financials sector. The health care sector detracted the most from return, followed by the real estate sector.
Positions that contributed the most to the Fund's return included Synchrony Financial, a U.S. consumer financial services company; Chemours Co., an American chemical company; and PayPal Holdings, Inc., a digital and mobile payments company (7.5%, 2.0%, and 7.7%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Mallinckrodt Plc, which develops, manufactures, and markets specialty pharmaceutical products and diagnostic imaging agents; Hertz Global Holdings, Inc., which through subsidiaries rents and leases cars from corporate and franchise locations; and Washington Prime Group, Inc., a real estate investment trust that owns and operates shopping centers (1.8%, 0.6%, and 0.6%, respectively, of the Fund's long-term investments at period end).

14 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2017
WMCR  Wilshire Micro-Cap ETF
Fund Overview
The Wilshire Micro-Cap ETF, NYSE ticker: WMCR (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire US Micro-Cap IndexSM (the "Index").
The Index is a rules-based Index (i.e., an Index based on specified criteria) comprised of, on February 28, 2017, approximately 1,200 securities of micro-capitalization companies, including real estate investment trusts ("REITs") and business development companies ("BDCs"), as defined by Wilshire Associates Incorporated. The Index is designed to represent microsized companies and is a subset of the Wilshire 5000 Total Market IndexSM (the "Wilshire 5000"). The Index represents a float-adjusted, market capitalization-weighted index of the issues ranked below 2500 by market capitalization of the Wilshire 5000.
Under normal conditions, the Fund will invest at least 80% of its total assets in micro-capitalization companies. In addition, the Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Advisor uses quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes, and other characteristics. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2017.
On a market price basis, the Fund generated a total return of 13.15%, which included an increase in market price over the period to $30.00 on February 28, 2017, from $26.96 on August 31, 2016. On an NAV basis, the Fund generated a total return of 13.23%, which included an increase in NAV over the period to $29.98 on February 28, 2017, from $26.92 on August 31, 2016. At the end of the period, the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned 12.65%, the S&P 500 Index returned 10.01%, and the Russell 2000 Index returned 12.61% for the same period.
The Fund made an annual income distribution of $0.4994 per share on December 30, 2016, to shareholders of record on December 28, 2016.
Performance Attribution
 For the six-month period ended February 28, 2017, the financials sector contributed the most to the Fund's return, followed by the information technology sector. The consumer staples sector was the only detractor. The telecommunications services sector contributed least.
Positions that contributed the most to the Fund's return included Resolute Energy Corp., an explorer and producer of oil and natural gas; CoLucid Pharmaceuticals, Inc., a biotech firm that agreed to be acquired by Eli Lilly in January 2017; and Applied Optoelectronics, Inc., a provider of fiber optic networking products (0.8%, 0.4%, and 0.7%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's return included Peabody Energy Corp., a coal-mining concern; Novan, Inc., a clinical-stage drug development company that on dermatology therapies; and Dipexium Pharmaceuticals, Inc., a late stage pharmaceutical company that focuses on the development and commercialization of antibiotics in the U.S. (less than 0.1%, 0.1%, and less than 0.01%, respectively, of the Fund's long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	February 28, 2017
WREI Wilshire US REIT ETF
Fund Overview
The Wilshire US REIT ETF, NYSE Arca ticker: WREI (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Wilshire US Real Estate Investment Trust IndexSM (the "Index").
The Index is a rules-based Index comprised of, on February 28, 2017, approximately 115 securities, which may include securities of companies of all categories of market capitalizations (subject to certain minimum market capitalization requirements), as defined by Wilshire Associates Incorporated ("Wilshire"). The Index is comprised primarily of real estate investment trusts ("REITs") and is derived from the broader Wilshire 5000 Total Market IndexSM. The Index is weighted by float-adjusted market capitalization. The Fund will invest at least 80% of its total assets in equity securities that comprise the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. The Fund will concentrate its investments (i.e., hold 25% or more of its assets) in a particular industry or group of industries to the extent the Index is so concentrated.
Fund Performance
 All Fund returns cited—whether based on net asset value ("NAV") or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 28, 2017.
On a market price basis, the Fund generated a total return of -1.20%, which included a decrease in market price over the period to $48.61 on February 28, 2017, from $50.30 on August 31, 2016. On an NAV basis, the Fund generated a total return of -1.83%, which included a decrease in NAV over the period to $48.23 on February 28, 2017, from $50.23 on August 31, 2016. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses.
For comparison, the Index returned -1.65%, and the FTSE NAREIT Equity REIT Index returned -0.72% for the same period.
The Fund pays distributions quarterly on the last business day of each calendar quarter to shareholders of record two business days earlier. Per share distributions paid over the six-month period ended February 28, 2017, were:

Date	Amount
September 30, 2016	$0.4980
December 30, 2016	$0.5655
Total	$1.0635
The total distribution on December 30, 2016, was composed of $0.1226, $0.1447, and $0.2982 in ordinary income, short-term capital gain, and long-term capital gain, respectively.
Performance Attribution
 The Fund's holdings are categorized in the financials sector, which had a negative return for the six-month period ended February 28, 2017.
Positions that contributed the most to the Fund's performance included Vornado Realty Trust, a real estate investment trust based in New York City; Digital Realty Trust, Inc., which is involved in datacenter acquisition, ownership, development, and operation; and AvalonBay Communities, Inc., which is focused on developing, acquiring, and managing high-quality apartment communities in high barrier-to-entry markets of the U.S. (3.2%, 2.4%, and 3.6%, respectively, of the Fund's long-term investments at period end).
Positions that detracted the most from the Fund's performance included Simon Property Group, Inc., which invests in regional malls, community/lifestyle centers, and international properties in North America, Europe, and Asia; Ventas, Inc., a real estate investment trust that owns seniors housing communities, skilled nursing facilities, hospitals, and medical office buildings; and Kimco Realty Corp., which owns and operates open-air shopping centers (8.2%, 3.3%, and 1.5%, respectively, of the Fund's long-term investments at period end).

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(Unaudited)	February 28, 2017
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.
This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to each individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.
Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Equity Risk. The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by each Fund participate, or factors relating to specific companies in which such Fund invests.
Foreign Investment Risk. A Fund's investments in non-U.S. issuers, although limited to ADRs and GDRs (EEB only), may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic, or social developments could undermine the value of such Fund's investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Emerging Markets Risk. Investment in securities of issuers based in developing or "emerging market" countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.
Micro-, Small-, and Medium-Sized Company Risk. Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.
MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders, and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments.
Portfolio Turnover Risk. Certain Funds may engage in active and frequent trading of their portfolio securities in connection with the rebalancing of their respective Index, and therefore such Fund's investments. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund's shareholders, such Fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.
Replication Management Risk. The Funds are not "actively" managed. Therefore, a Fund would not necessarily sell a security because the stock's issuer was in financial trouble unless that stock is removed from such Fund's Index.
Non-Correlation Risk. A Fund's return may not match the return of such Fund's Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.
Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Non-Diversified Fund Risk. Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.
Concentration Risk. If the Index concentrates in an industry or group of industries, the Fund's investments will be concentrated accordingly. In such event, the value of the Fund's shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 17

(Unaudited)	February 28, 2017
Guggenheim BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India, and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits, and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property and the possibility of the loss of all or a substantial portion of the Fund's assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to, greater price volatility, substantially less liquidity, significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation, and greater political, economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources, and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.
Risk of Investing in Russia. Recently, economic sanctions have been imposed by the U.S. and other countries on certain Russian citizens and institutions, and further sanctions could be imposed or removed by the U.S. or other countries on Russia at any time. Among the potential impacts of such sanctions are a decline in the price or liquidity of Russian securities, a weakening of the Russian currency or other event that could negatively affect the Russian economy. In addition, any sanctions could prevent the Fund from completing transactions in Russian securities or cause Russia to take action in response to the sanctions, which could further damage the value of Russian securities or the economic ties between Russia and other countries. Please review the Fund's Prospectus and Statement of Additional Information for other risks.
Guggenheim Multi-Asset Income ETF is also subject to risks incurred by investing in preferred stocks—some that may be rated below investment grade, REITs, and other investment companies.
Guggenheim Raymond James SB-1 Equity ETF is also subject to risks relating to Raymond James & Associates Equity Securities Ratings. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James & Associates analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James & Associates may have an adverse effect on the ability of the Fund to pursue its investment strategy.
Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Funds' portfolios. Financial market conditions, as well as various social and political tensions in the U.S. and around the world, have contributed to increased market volatility and may have long-term effects on the U.S. and worldwide financial markets and cause further economic uncertainties or deterioration in the U.S. and worldwide. The Investment Advisor does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.
There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. In addition to the risks described above, there are certain other risks related to investing in the Funds. These risks are described further in each Fund's Prospectus and Statement of Additional Information and at guggenheiminvestments.com.

18 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	February 28, 2017
EEB Guggenheim BRIC ETF

Fund Statistics
Share Price	$31.28
Net Asset Value	$31.25
Premium to NAV	0.10%
Net Assets ($000)	$79,708

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 28, 2017
	Six
	Month	One	Three	Five	Ten
(non-annualized)		Year	Year	Year	Year
Guggenheim BRIC ETF
NAV	10.67%	42.45%	1.35%	-3.14%	2.76%
Market	11.17%	42.97%	1.68%	-3.13%	2.76%
BNY Mellon
BRIC Select ADR
Index/BNY
Mellon BRIC Select
DR Index[1]	10.57%	39.03%	1.95%	-2.80%	3.50%
MSCI Emerging
Markets
Index	5.51%	29.46%	1.35%	-0.37%	2.86%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Returns for periods of less than one year are not annualized.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.78%. In the Financial Highlights section of this Semi-annual Report, the Fund's annualized net operating expense ratio was 0.64% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Communications	32.5%
Energy	20.5%
Financial	19.2%
Basic Materials	7.8%
Technology	7.8%
Consumer, Non-cyclical	7.1%
Utilities	2.2%
Consumer, Cyclical	1.9%
Industrial	1.0%
Total Long Term Investments	100.0%
Securities Lending Collateral	2.7%
Total Investments	102.7%
Other Assets & Liabilities, net	-2.7%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Alibaba Group Holding Ltd. ADR	10.3%
China Mobile Ltd.	5.9%
Baidu, Inc. ADR	4.7%
Itau Unibanco Holding S.A. ADR	4.2%
Infosys Ltd. ADR	3.1%
Banco Bradesco S.A. ADR	3.1%
HDFC Bank Ltd. ADR	3.1%
JD.com, Inc. ADR	3.1%
Sberbank of Russia PJSC ADR	3.0%
Gazprom PJSC ADR	2.8%
Top Ten Total	43.3%
"Ten Largest Holdings" excludes any temporary cash investments.

[1]
Benchmark returns reflect the blended return of the BNY Mellon BRIC Select ADR Index from 9/21/06 – 10/30/2013 and the return of the BNY Mellon BRIC Select DR Index, net of foreign withholding taxes, from 10/31/13 – 2/28/2017.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2017
DEF Guggenheim Defensive Equity ETF

Fund Statistics
Share Price	$41.19
Net Asset Value	$41.23
Discount to NAV	-0.10%
Net Assets ($000)	$171,125

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 28, 2017
	Six
	Month	One	Three	Five	Ten
(non-annualized)		Year	Year	Year	Year
Guggenheim Defensive Equity ETF
NAV	7.80%	20.85%	9.07%	11.10%	7.27%
Market	7.92%	20.53%	9.03%	11.06%	7.26%
Sabrient Defensive
Equity Index/
Guggenheim
Defensive Equity
Index[1]	8.20%	21.66%	9.70%	11.73%	7.97%
S&P 500 Index	10.01%	24.98%	10.63%	14.01%	7.62%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.61%. In the Financial Highlights section of this Semi-annual Report, the Fund's annualized net operating expense ratio was 0.61% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.65%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.  Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	32.7%
Financial	16.0%
Consumer, Cyclical	13.3%
Industrial	12.4%
Technology	10.0%
Communications	9.0%
Utilities	6.1%
Total Common Stocks	99.5%
Other Assets & Liabilities, net	0.5%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Philip Morris International, Inc.	1.1%
Boston Scientific Corp.	1.1%
Intuitive Surgical, Inc.	1.1%
Clorox Co.	1.1%
Symantec Corp.	1.1%
CR Bard, Inc.	1.1%
Progressive Corp.	1.1%
Costco Wholesale Corp.	1.1%
Allstate Corp.	1.1%
Altria Group, Inc.	1.1%
Top Ten Total	11.0%
"Ten Largest Holdings" excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Sabrient Defensive Equity Index from 2/28/07 – 10/23/16 and the return of the Guggenheim Defensive Equity Index from 10/24/16 – 2/28/17.

20 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2017
DJD Guggenheim Dow Jones Industrial Average Dividend ETF

Fund Statistics
Share Price	$30.14
Net Asset Value	$30.15
Discount to NAV	-0.03%
Net Assets ($000)	$7,538

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 28, 2017
	Six		Since
	Month	One	Inception
(non-annualized)		Year	(12/16/15)
Guggenheim Dow Jones Industrial Average Dividend ETF
NAV	10.80%	26.46%	18.12%
Market	10.89%	25.51%	18.09%
Dow Jones Industrial Average® Yield Weighted Index	11.02%	26.99%	18.50%
Dow Jones Industrial Average Index	14.51%	29.33%	18.37%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.35 per share for share price returns or initial net asset value (NAV) of $25.35 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Dow Jones Industrial Average is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.30% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	20.0%
Industrial	19.5%
Technology	14.2%
Financial	12.8%
Consumer, Cyclical	10.8%
Communications	10.7%
Energy	8.8%
Basic Materials	2.8%
Total Investments	99.6%
Other Assets & Liabilities, net	0.4%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Boeing Co.	5.3%
Chevron Corp.	5.3%
Caterpillar, Inc.	5.0%
Verizon Communications, Inc.	4.6%
International Business Machines Corp.	4.5%
JPMorgan Chase & Co.	4.3%
Cisco Systems, Inc.	4.1%
Pfizer, Inc.	3.8%
McDonald's Corp.	3.8%
Procter & Gamble Co.	3.6%
Top Ten Total	44.3%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2017

DJD Guggenheim Dow Jones Industrial Average Dividend ETF continued

22 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2017

NFO Guggenheim Insider Sentiment ETF

Fund Statistics
Share Price	$52.83
Net Asset Value	$52.76
Premium to NAV	0.13%
Net Assets ($000)	$73,912

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 28, 2017
	Six
	Month	One	Three	Five	Ten
(non-annualized)		Year	Year	Year	Year
Guggenheim Insider Sentiment ETF
NAV	6.84%	22.70%	5.29%	10.55%	8.24%
Market	7.11%	22.61%	5.35%	10.59%	8.26%
Sabrient Insider
Sentiment Index/
NASDAQ US
Insider
Sentiment
Index[1]	6.53%	22.58%	5.62%	11.01%	8.81%
S&P 500 Index	10.01%	24.98%	10.63%	14.01%	7.62%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.76%. In the Financial Highlights section of this Semi-annual Report, the Fund's annualized net operating expense ratio was 0.62% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	23.8%
Financial	18.0%
Technology	15.9%
Industrial	14.0%
Utilities	12.1%
Communications	4.4%
Basic Materials	4.0%
Energy	3.9%
Consumer, Cyclical	3.8%
Total Investments	99.9%
Other Assets & Liabilities, net	0.1%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
XPO Logistics, Inc.	1.4%
Huntington Ingalls Industries, Inc.	1.3%
IDEXX Laboratories, Inc.	1.2%
Charter Communications, Inc. — Class A	1.2%
Chimera Investment Corp.	1.2%
Computer Sciences Corp.	1.2%
CDK Global, Inc.	1.1%
Aspen Technology, Inc.	1.1%
Lam Research Corp.	1.1%
FMC Corp.	1.1%
Top Ten Total	11.9%
"Ten Largest Holdings" excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Sabrient Insider Sentiment Index from 2/28/07 – 10/23/16 and the return of the NASDAQ US Insider Sentiment Index from 10/24/16 – 2/28/17.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2017
OPD Guggenheim Large Cap Optimized Diversification ETF

Fund Statistics
Share Price	$26.43
Net Asset Value	$26.48
Discount to NAV	-0.19%
Net Assets ($000)	$1,324

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 28, 2017
		Since
	Six	Inception
	Month	(04/19/16)
	(non-annualized)	(non-annualized)
Guggenheim Large Cap Optimized Diversification ETF
NAV	3.39%	7.76%
Market	3.52%	7.47%
Wilshire Large Cap Optimized
Diversification IndexSM	3.64%	8.13%
Wilshire Large Cap IndexSM	10.35%	15.65%
S&P 500 Index	10.01%	14.64%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.10 per share for share price returns or initial net asset value (NAV) of $25.10 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.40% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	34.5%
Consumer, Cyclical	17.2%
Financial	15.2%
Communications	7.3%
Utilities	7.2%
Technology	6.8%
Energy	5.2%
Industrial	4.5%
Basic Materials	1.0%
Total Common Stocks	98.9%
Securities Lending Collateral	1.2%
Total Investments	100.1%
Other Assets & Liabilities, net	-0.1%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Apple, Inc.	1.2%
Eli Lilly & Co.	1.2%
TreeHouse Foods, Inc.	1.2%
Mead Johnson Nutrition Co. — Class A	1.2%
Netflix, Inc.	1.2%
Avangrid, Inc.	1.1%
Clorox Co.	1.1%
AmerisourceBergen Corp. — Class A	1.1%
United Therapeutics Corp.	1.1%
ResMed, Inc.	1.1%
Top Ten Total	11.5%
"Ten Largest Holdings" excludes any temporary cash investments.

24 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2017
CZA Guggenheim Mid-Cap Core ETF

Fund Statistics
Share Price	$58.18
Net Asset Value	$58.15
Premium to NAV	0.05%
Net Assets ($000)	$162,825

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 28, 2017
	Six				Since
	Month	One	Three	Five	Inception
(non-annualized)		Year	Year	Year	(04/02/07)
Guggenheim Mid-Cap Core ETF
NAV	11.76%	30.94%	9.44%	13.88%	9.80%
Market	11.95%	30.78%	9.58%	13.82%	9.80%
Russell
Midcap
Index	8.91%	26.81%	8.44%	13.63%	8.03%
S&P 500 Index	10.01%	24.98%	10.63%	14.01%	7.56%
S&P MidCap
400 Index	11.37%	31.73%	9.64%	13.83%	9.09%
Zacks Mid-Cap
Core Index	12.24%	31.89%	10.35%	15.00%	10.96%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The S&P MidCap 400® provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.74%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	26.5%
Industrial	21.5%
Consumer, Non-cyclical	21.2%
Utilities	8.4%
Consumer, Cyclical	7.6%
Energy	5.4%
Basic Materials	4.4%
Technology	4.2%
Communications	0.5%
Total Long-Term Investments	99.7%
Securities Lending Collateral	2.5%
Total Investments	102.2%
Other Assets & Liabilities, net	-2.2%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Moody's Corp.	2.3%
Boston Properties, Inc.	2.3%
Parker-Hannifin Corp.	2.2%
Fortive Corp.	2.1%
Stanley Black & Decker, Inc.	2.0%
Eversource Energy	2.0%
Hartford Financial Services Group, Inc.	2.0%
Principal Financial Group, Inc.	1.9%
CR Bard, Inc.	1.9%
Magellan Midstream Partners, LP	1.9%
Top Ten Total	20.6%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2017
CVY Guggenheim Multi-Asset Income ETF

Fund Statistics
Share Price	$20.83
Net Asset Value	$20.86
Discount to NAV	-0.14%
Net Assets ($000)	$407,846

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 28, 2017
	Six
	Month	One	Three	Five	Ten
(non-annualized)		Year	Year	Year	Year
Guggenheim Multi-Asset Income ETF
NAV	8.11%	25.78%	-0.77%	4.32%	3.26%
Market	8.01%	25.75%	-0.84%	4.30%	3.25%
Zacks Multi-Asset
Income
Index	8.52%	26.82%	-0.20%	5.07%	4.03%
S&P 500 Index	10.01%	24.98%	10.63%	14.01%	7.62%
Dow Jones
U.S. Select
Dividend
Index	9.10%	24.78%	12.70%	14.92%	7.08%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.92%. In the Financial Highlights section of this Semi-annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.73%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	26.4%
Energy	14.1%
Consumer, Non-cyclical	12.2%
Closed-End Funds	9.9%
Consumer, Cyclical	8.8%
Technology	7.9%
Utilities	6.9%
Basic Materials	4.7%
Industrial	4.5%
Communications	3.6%
Total Long-Term Investments	99.0%
Securities Lending Collateral	4.6%
Total Investments	103.6%
Other Assets & Liabilities, net	-3.6%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
American Midstream Partners, LP	1.3%
Braskem S.A. ADR	1.3%
Western Digital Corp.	1.2%
Seagate Technology plc	1.2%
Philip Morris International, Inc.	1.2%
DoubleLine Income Solutions Fund	1.1%
Altria Group, Inc.	1.1%
Dow Chemical Co.	1.1%
NextEra Energy, Inc.	1.1%
Cisco Systems, Inc.	1.1%
Top Ten Total	11.7%
"Ten Largest Holdings" excludes any temporary cash investments.

26 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2017
RYJ Guggenheim Raymond James SB-1 Equity ETF

Fund Statistics
Share Price	$39.79
Net Asset Value	$39.82
Discount to NAV	-0.08%
Net Assets ($000)	$194,015

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 28, 2017
	Six
	Month	One	Three	Five	Ten
(non-annualized)		Year	Year	Year	Year
Guggenheim Raymond James SB-1 Equity ETF
NAV	12.35%	34.66%	6.17%	12.33%	8.36%
Market	12.21%	34.15%	6.12%	12.26%	9.69%
Raymond
James SB-1
Equity
Index	12.73%	35.49%	6.88%	13.08%	9.26%
S&P MidCap
400 Index	11.37%	31.73%	9.64%	13.83%	9.15%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Returns for periods of less than one year are not annualized.
The S&P MidCap 400® provides investors with a benchmark for midsized companies. The index covers over 7% of the U.S. equity market, and seeks to remain an accurate measure of midsized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.
The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.75% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Energy	20.1%
Financial	20.0%
Consumer, Non-cyclical	16.0%
Consumer, Cyclical	13.2%
Technology	10.2%
Industrial	9.3%
Communications	8.1%
Other	3.0%
Total Long-Term Investments	99.9%
Securities Lending Collateral	4.3%
Total Investments	104.2%
Other Assets & Liabilities, net	-4.2%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Applied Optoelectronics, Inc.	0.8%
TG Therapeutics, Inc.	0.8%
Bioverativ, Inc.	0.7%
Uniti Group, Inc.	0.7%
Merit Medical Systems, Inc.	0.7%
Surgery Partners, Inc.	0.7%
Toll Brothers, Inc.	0.7%
CyrusOne, Inc.	0.7%
SBA Communications Corp.	0.7%
Teleflex, Inc.	0.7%
Top Ten Total	7.2%
"Ten Largest Holdings" excludes any temporary cash investments.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2017
CSD Guggenheim S&P Spin-Off ETF

Fund Statistics
Share Price	$45.64
Net Asset Value	$45.62
Premium to NAV	0.04%
Net Assets ($000)	$205,303

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 28, 2017
	Six
	Month	One	Three	Five	Ten
(non-annualized)		Year	Year	Year	Year
Guggenheim S&P Spin-Off ETF
NAV	9.28%	30.47%	1.96%	13.41%	7.22%
Market	9.33%	30.49%	1.95%	13.43%	7.23%
Beacon Spin-Off
Index/S&P
U.S. Spin-Off
Index[1]	9.66%	31.04%	2.36%	14.20%	7.86%
Russell Midcap
Index	8.91%	26.81%	8.44%	13.63%	8.04%
S&P 500 Index	10.01%	24.98%	10.63%	14.01%	7.62%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.71%. In the Financial Highlights section of this Semi-Annual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.65%. There is a contractual fee waiver currently in place for this Fund through December 31, 2019 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Consumer, Non-cyclical	25.1%
Financial	19.8%
Industrial	15.0%
Technology	14.0%
Communications	12.0%
Basic Materials	6.3%
Consumer, Cyclical	5.0%
Energy	1.7%
Utilities	1.1%
Total Common Stocks	100.0%
Securities Lending Collateral	1.2%
Total Investments	101.2%
Other Assets & Liabilities, net	-1.2%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
PayPal Holdings, Inc.	7.7%
Synchrony Financial	7.5%
Zoetis, Inc.	7.1%
Hewlett Packard Enterprise Co.	7.1%
Fortive Corp.	5.7%
CDK Global, Inc.	3.3%
WhiteWave Foods Co. — Class A	3.2%
Colony NorthStar, Inc. — Class A	2.7%
Allegion plc	2.3%
Liberty Media Corporation-Liberty SiriusXM — Class C	2.3%
Top Ten Total	48.9%
"Ten Largest Holdings" excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Beacon Spin-Off Index from 2/28/07 – 5/19/16 and the return of the S&P U.S. Spin-Off Index from 5/20/16 – 2/28/17.

28 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF

Fund Statistics
Share Price	$30.00
Net Asset Value	$29.98
Premium to NAV	0.07%
Net Assets ($000)	$27,002

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 28, 2017
	Six
	Month	One	Three	Five	Ten
(non-annualized)		Year	Year	Year	Year
Wilshire Micro-Cap ETF
NAV	13.23%	32.70%	3.81%	13.63%	2.96%
Market	13.15%	32.74%	3.91%	13.67%	2.97%
Sabrient Stealth
Index/Wilshire
Micro-Cap
IndexSM	12.65%	30.24%	2.74%	13.04%	3.24%[1]
Russell 2000
Index	12.61%	36.11%	6.93%	12.89%	7.22%
S&P 500 Index	10.01%	24.98%	10.63%	14.01%	7.62%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Returns for periods of less than one year are not annualized.
The Standard and Poor's 500 Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.50% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	33.8%
Consumer, Non-cyclical	24.9%
Industrial	10.7%
Consumer, Cyclical	9.2%
Technology	6.0%
Energy	5.9%
Communications	5.6%
Basic Materials	2.3%
Utilities	1.3%
Total Long-Term Investments	99.7%
Securities Lending Collateral	13.2%
Total Investments	112.9%
Other Assets & Liabilities, net	-12.9%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Basic Energy Services, Inc.	0.9%
Resolute Energy Corp.	0.8%
Applied Optoelectronics, Inc.	0.7%
QCR Holdings, Inc.	0.6%
Heska Corp.	0.6%
Pacific Continental Corp.	0.5%
Independent Bank Corp.	0.5%
Peapack Gladstone Financial Corp.	0.5%
Green Brick Partners, Inc.	0.5%
Ultra Clean Holdings, Inc.	0.5%
Top Ten Total	6.1%
"Ten Largest Holdings" excludes any temporary cash investments.

[1]	The benchmark return reflects the blended return of the Sabrient Stealth Index from 2/28/07 - 8/19/10 and the return of the Wilshire US Micro-Cap Index from 8/20/10 - 2/28/17.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	February 28, 2017
WREI Wilshire US REIT ETF

Fund Statistics
Share Price	$48.61
Net Asset Value	$48.23
Premium to NAV	0.79%
Net Assets ($000)	$24,115

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED FEBRUARY 28, 2017
	Six				Since
	Month	One	Three	Five	Inception
(non-annualized)		Year	Year	Year	(03/09/10)
Wilshire US REIT ETF
NAV	-1.83%	15.17%	11.17%	11.10%	13.18%
Market	-1.20%	14.83%	11.52%	11.23%	13.30%
Wilshire US
REITSM
Index	-1.65%	15.75%	11.56%	11.50%	13.57%
FTSE NAREIT
Equity REIT
Index	-0.72%	17.81%	11.28%	11.72%	13.51%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.
Since inception returns assume a purchase of the Fund at the initial share price of $25.28 per share for share price returns or initial net asset value (NAV) of $25.28 per share for NAV returns. Returns for periods of less than one year are not annualized.
The FTSE NAREIT Equity REIT Index is a free float-adjusted index of REITs that own, manage and lease investment-grade commercial real estate. The referenced indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.
The Fund's annual operating expense ratio of 0.32% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. Please see Financial Highlights for recent expense ratios.

Portfolio Breakdown	% of Net Assets
Financial	99.4%
Total Common Stocks	99.4%
Other Assets & Liabilities, net	0.6%
Net Assets	100.0%

Ten Largest Holdings
(% of Total Net Assets)
Simon Property Group, Inc.	8.2%
Public Storage	5.0%
Prologis, Inc.	3.8%
Welltower, Inc.	3.6%
AvalonBay Communities, Inc.	3.6%
Equity Residential	3.3%
Ventas, Inc.	3.2%
Vornado Realty Trust	3.1%
Boston Properties, Inc.	3.0%
Digital Realty Trust, Inc.	2.4%
Top Ten Total	39.2%
"Ten Largest Holdings" excludes any temporary cash investments.

30 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

ABOUT SHAREHOLDERS' FUND EXPENSES (Unaudited)	February 28, 2017
All funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur advisory fees and other Fund expenses which are deducted from a Fund's gross income and reduce the investment return of the Fund.
A fund's expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.
The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning August 31, 2016 and ending February 28, 2017.
The following tables illustrate a Fund's costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading "Expenses Paid During Period."
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund's cost with those of other funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the "SEC") requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
More information about a Fund's expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

					Expenses
			Beginning	Ending	Paid
	Expense	Fund	account value	Account Value	During
	Ratio[1]	Return	August 31, 2016	February 28, 2017	Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim BRIC ETF	0.64%	10.67%	$1,000.00	$1,106.69	$3.34
Guggenheim Defensive Equity ETF	0.61%	7.80%	1,000.00	1,078.00	3.14
Guggenheim Dow Jones Industrial Average Dividend ETF	0.30%	10.80%	1,000.00	1,108.01	1.57
Guggenheim Insider Sentiment ETF	0.62%	6.84%	1,000.00	1,068.44	3.18
Guggenheim Large Cap Optimized Diversification ETF	0.40%	3.39%	1,000.00	1,033.86	2.02
Guggenheim Mid-Cap Core ETF	0.65%	11.76%	1,000.00	1,117.64	3.41
Guggenheim Multi-Asset Income ETF	0.65%	8.11%	1,000.00	1,081.11	3.35
Guggenheim Raymond James SB-1 Equity ETF	0.75%	12.35%	1,000.00	1,123.52	3.95
Guggenheim S&P Spin-Off ETF	0.65%	9.28%	1,000.00	1,092.83	3.37
Wilshire Micro-Cap ETF	0.50%	13.23%	1,000.00	1,132.28	2.64
Wilshire US REIT ETF	0.32%	(1.83)%	1,000.00	981.67	1.57

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 31

ABOUT SHAREHOLDERS' FUND EXPENSES (Unaudited) continued	February 28, 2017

					Expenses
			Beginning	Ending	Paid
	Expense	Fund	account value	Account Value	During
	Ratio[1]	Return	August 31, 2016	February 28, 2017	Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim BRIC ETF	0.64%	5.00%	$1,000.00	$1,021.62	$3.21
Guggenheim Defensive Equity ETF	0.61%	5.00%	1,000.00	1,021.77	3.06
Guggenheim Dow Jones Industrial Average Dividend ETF	0.30%	5.00%	1,000.00	1,023.31	1.51
Guggenheim Insider Sentiment ETF	0.62%	5.00%	1,000.00	1,021.72	3.11
Guggenheim Large Cap Optimized Diversification ETF	0.40%	5.00%	1,000.00	1,022.81	2.01
Guggenheim Mid-Cap Core ETF	0.65%	5.00%	1,000.00	1,021.57	3.26
Guggenheim Multi-Asset Income ETF	0.65%	5.00%	1,000.00	1,021.57	3.26
Guggenheim Raymond James SB-1 Equity ETF	0.75%	5.00%	1,000.00	1,021.08	3.76
Guggenheim S&P Spin-Off ETF	0.65%	5.00%	1,000.00	1,021.57	3.26
Wilshire Micro-Cap ETF	0.50%	5.00%	1,000.00	1,022.32	2.51
Wilshire US REIT ETF	0.32%	5.00%	1,000.00	1,023.21	1.61

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]
Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period August 31, 2016 to February 28, 2017.

32 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2017
EEB Guggenheim BRIC ETF

	Shares	Value
COMMON STOCKS† – 86.2%
Communications – 31.8%
Alibaba Group Holding Ltd. ADR*	79,801	$8,211,523
China Mobile Ltd.	426,450	4,702,655
Baidu, Inc. ADR*	21,371	3,721,332
JD.com, Inc. ADR*	79,989	2,445,264
Ctrip.com International Ltd. ADR*	32,961	1,563,670
China Unicom Hong Kong Ltd.	550,883	669,935
China Telecom Corporation Ltd. — Class H	1,286,460	604,909
Mobile TeleSystems PJSC ADR	47,952	492,467
Vipshop Holdings Ltd. ADR*	34,584	449,938
58.com, Inc. ADR*,1	8,969	328,265
TIM Participacoes S.A. ADR	16,450	255,140
Mail.Ru Group Ltd. GDR*	10,743	236,346
Weibo Corp. ADR*,1	4,677	236,282
Autohome, Inc. ADR*	5,670	188,357
Sistema PJSC FC GDR	18,283	162,902
YY, Inc. ADR*	3,627	160,640
MegaFon OAO GDR	13,299	153,603
VimpelCom Ltd. ADR[1]	33,922	139,419
Fang Holdings Ltd. ADR*	41,272	122,991
Bitauto Holdings Ltd. ADR*,1	6,369	121,393
Tuniu Corp ADR*,1	14,347	119,511
Baozun Inc.*,1	8,153	117,240
21Vianet Group, Inc. ADR*	16,080	116,258
Total Communications		25,320,040

Energy – 18.5%
Gazprom PJSC ADR	492,700	2,197,689
LUKOIL PJSC ADR	36,191	1,918,123
China Petroleum & Chemical Corp. — Class H	2,192,524	1,700,365
CNOOC Ltd.	1,364,354	1,613,507
PetroChina Company Ltd. — Class H	1,849,032	1,407,774
Petroleo Brasileiro S.A. ADR*	129,624	1,306,610
Ultrapar Participacoes S.A. ADR	39,456	818,712
Tatneft PJSC ADR	22,726	797,228
Novatek PJSC GDR	6,073	786,454
Reliance Industries Ltd. GDR[2]	18,730	691,137
Rosneft Oil Company PJSC GDR	108,311	614,123
Surgutneftegas OJSC ADR	89,187	449,502
Yanzhou Coal Mining Company Ltd. — Class H1	189,542	152,367
Trina Solar Ltd. ADR*,1	12,621	132,521
JinkoSolar Holding Company Ltd. ADR*,1	7,773	131,208
Total Energy		14,717,320

Financial – 11.9%
HDFC Bank Ltd. ADR	34,476	2,471,584
Sberbank of Russia PJSC ADR	220,928	2,410,324
China Life Insurance Company Ltd. — Class H	631,933	1,925,322
ICICI Bank Ltd. ADR	128,549	1,054,102
VTB Bank PJSC GDR	238,758	534,579
Axis Bank Ltd. GDR	13,185	502,349
Banco Santander Brasil S.A. ADR[1]	17,804	195,132
State Bank of India GDR	4,456	178,240
LSR Group GDR	36,417	130,737
TCS Group Holding plc GDR	12,382	123,820
Total Financial		9,526,189

Technology – 7.8%
Infosys Ltd. ADR	164,748	2,494,285
NetEase, Inc. ADR	6,435	1,963,061
Wipro Ltd. ADR	54,942	537,333
Semiconductor Manufacturing International Corp.*	360,822	469,478
Momo, Inc. ADR*	5,933	158,055
WNS Holdings Ltd. ADR*	5,417	153,030
Changyou.com Ltd. ADR*	5,271	145,585
NQ Mobile, Inc. — Class A ADR*,1	37,634	144,891
Cheetah Mobile Inc ADR*,1	12,187	121,992
Total Technology		6,187,710

Consumer, Non-cyclical – 6.7%
Ambev S.A. ADR	372,698	2,120,653
Magnit PJSC GDR	25,413	926,558
BRF S.A. ADR	54,775	711,527
TAL Education Group ADR*	4,458	385,483
Dr Reddy's Laboratories Ltd. ADR	7,895	339,169
X5 Retail Group N.V. GDR*	10,179	308,424
BeiGene Ltd*,1	4,433	172,754
Ros Agro plc GDR	9,985	139,790
QIWI plc ADR	9,913	138,385
Tarena International, Inc.	7,486	108,322
Total Consumer, Non-cyclical		5,351,065

Basic Materials – 5.0%
Vale S.A. ADR	115,260	1,192,941
MMC Norilsk Nickel PJSC ADR	59,908	955,832
Vedanta Ltd. ADR	20,551	315,869
Cia Siderurgica Nacional S.A. ADR*,1	68,552	259,127
Severstal PJSC GDR	17,561	250,595
Sinopec Shanghai Petrochemical Company Ltd. — Class H	361,540	218,905
Aluminum Corporation of China Ltd. — Class H*,1	408,520	203,669

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
EEB Guggenheim BRIC ETF continued

	Shares	Value
COMMON STOCKS† – 86.2% (continued)
Basic Materials – 5.0% (continued)
Fibria Celulose S.A. ADR	23,144	$197,881
Novolipetsk Steel PJSC GDR	8,789	168,749
PhosAgro PJSC GDR	8,781	121,178
Mechel PJSC*	23,539	114,635
Total Basic Materials		3,999,381

Consumer, Cyclical – 1.9%
Tata Motors Ltd. ADR	18,708	628,403
Lenta Ltd. GDR*	28,491	189,180
China Lodging Group Ltd. ADR*	3,253	188,576
China Eastern Airlines Corporation Ltd. — Class H	263,119	146,093
China Southern Airlines Company Ltd. — Class H	214,371	139,463
500.com Ltd. ADR*,1	9,199	118,759
Jumei International Holding Ltd. ADR*	26,288	106,729
Total Consumer, Cyclical		1,517,203

Utilities – 1.6%
CPFL Energia S.A. ADR[1]	30,527	496,674
Cia de Saneamento Basico do Estado de Sao Paulo ADR	34,097	361,087
Huaneng Power International, Inc. — Class H	423,139	288,363
Centrais Eletricas Brasileiras S.A. ADR*,1	24,384	160,447
Total Utilities		1,306,571

Industrial – 1.0%
Embraer S.A. ADR	16,371	378,006
Guangshen Railway Company Ltd. — Class H	220,778	137,943
Globaltrans Investment plc GDR	22,929	137,574
TMK PJSC GDR	24,183	125,752
Total Industrial		779,275
Total Common Stocks
(Cost $73,734,608)		68,704,754

PREFERRED STOCKS† – 13.8%
Financial – 7.3%
Itau Unibanco Holding S.A. ADR	264,454	3,382,367
Banco Bradesco S.A. ADR	233,932	2,472,661
Total Financial		5,855,028

Basic Materials – 2.8%
Vale S.A. ADR	170,922	1,683,582
Gerdau S.A. ADR	87,181	354,827
Braskem S.A. ADR [1]	7,997	164,818
Total Basic Materials		2,203,227

Energy – 2.0%
Petroleo Brasileiro S.A. ADR*	175,106	1,644,245

Communications – 0.7%
Telefonica Brasil S.A. ADR	39,049	562,696

Utilities – 0.6%
Cia Energetica de Minas Gerais ADR[1]	86,755	286,291
Cia Paranaense de Energia ADR	14,670	156,529
Total Utilities		442,820

Consumer, Non-cyclical – 0.4%
Cia Brasileira de Distribuicao ADR	16,657	301,825
Total Preferred Stocks
(Cost $19,468,082)		11,009,841

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,3 – 2.7%
Joint Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/17 at 0.54%
due 03/01/17	$506,682	$506,682
BNP Paribas Securities Corp.
issued 02/28/17 at 0.53%
due 03/01/17	506,682	506,682
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 02/28/17 at 0.52%
due 03/01/17	506,682	506,682
RBC Dominion Securities, Inc.
issued 02/28/17 at 0.51%
due 03/01/17	506,682	506,682
J.P. Morgan Securities LLC
issued 02/28/17 at 0.52%
due 03/01/17	150,182	150,182
Total Securities Lending Collateral
(Cost $2,176,910)		2,176,910
Total Investments – 102.7%
(Cost $95,379,600)		$81,891,505
Other Assets & Liabilities, net – (2.7)%		(2,183,572)
Total Net Assets – 100.0%		$79,707,933

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at February 28, 2017 — See Note 2.
2
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $691,137 (cost $562,839), or 0.9% of total net assets.

3	Securities lending collateral — See Note 2.

See notes to financial statements.
34 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
EEB Guggenheim BRIC ETF continued

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
plc	Public Limited Company
See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
China	45.4%
Brazil	24.4%
Russia	17.8%
India	11.7%
Cyprus	0.5%
Netherlands	0.2%
Total Long-Term Investments	100.0%

Currency Denomination
% of Long-Term
Currency	Investments
United States Dollar	82.0%
Hong Kong Dollar	18.0%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 28, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$68,704,754	$—	$—	$68,704,754
Preferred Stocks	11,009,841	—	—	11,009,841
Securities Lending
Collateral	—	2,176,910	—	2,176,910
Total	$79,714,595	$2,176,910	$—	$81,891,505
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 28, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
DEF Guggenheim Defensive Equity ETF

	Shares	Value
COMMON STOCKS† – 99.5%
Consumer, Non-cyclical – 32.7%
Philip Morris International, Inc.	17,911	$1,958,568
Boston Scientific Corp.*	78,102	1,917,404
Intuitive Surgical, Inc.*	2,601	1,916,937
Clorox Co.	13,908	1,902,753
CR Bard, Inc.	7,622	1,869,219
Altria Group, Inc.	24,609	1,843,706
Stryker Corp.	14,160	1,820,410
Equifax, Inc.	13,878	1,819,545
Medtronic plc	22,289	1,803,403
Becton Dickinson and Co.	9,816	1,796,819
Thermo Fisher Scientific, Inc.	11,347	1,789,195
Danaher Corp.	20,913	1,789,107
Church & Dwight Company, Inc.	35,867	1,787,611
Colgate-Palmolive Co.	24,415	1,781,806
Kraft Heinz Co.	19,405	1,775,752
JM Smucker Co.	12,511	1,773,184
Johnson & Johnson	14,487	1,770,457
Brown-Forman Corp. — Class B	36,287	1,769,354
Merck & Company, Inc.	26,801	1,765,382
Pfizer, Inc.	51,608	1,760,865
PepsiCo, Inc.	15,656	1,728,110
McCormick & Company, Inc.	17,512	1,723,531
Estee Lauder Companies, Inc. — Class A	20,549	1,702,485
Dr Pepper Snapple Group, Inc.	18,178	1,698,552
Automatic Data Processing, Inc.	16,497	1,692,922
UnitedHealth Group, Inc.	10,097	1,669,842
Molson Coors Brewing Co. — Class B	16,571	1,663,563
Bristol-Myers Squibb Co.	29,140	1,652,529
Cintas Corp.	13,373	1,578,148
Sysco Corp.	29,518	1,556,189
Varian Medical Systems, Inc.*	17,842	1,496,765
Western Union Co.	72,738	1,428,574
Total Consumer, Non-cyclical		56,002,687

Financial – 16.0%
Progressive Corp.	47,538	1,862,539
Allstate Corp.	22,465	1,845,724
American Tower Corp. — Class A REIT	15,750	1,807,943
XL Group Ltd.	44,221	1,790,508
Visa, Inc. — Class A	20,297	1,784,917
Realty Income Corp. REIT	29,029	1,778,897
AvalonBay Communities, Inc. REIT	9,577	1,760,061
U.S. Bancorp	31,340	1,723,700
Nasdaq, Inc.	23,808	1,692,986
Mastercard, Inc. — Class A	15,295	1,689,486
Chubb Ltd.	12,187	1,683,878
CME Group, Inc. — Class A	13,321	1,617,969
Simon Property Group, Inc. REIT	8,759	1,615,160
Aon plc	13,883	1,605,569
People's United Financial, Inc.	81,834	1,571,213
Prologis, Inc. REIT	30,650	1,564,683
Total Financial		27,395,233

Consumer, Cyclical – 13.3%
Costco Wholesale Corp.	10,463	1,853,834
Home Depot, Inc.	12,153	1,761,091
McDonald's Corp.	13,422	1,713,318
Walgreens Boots Alliance, Inc.	18,940	1,636,037
Yum! Brands, Inc.	24,979	1,631,628
Ross Stores, Inc.	23,582	1,617,254
Wal-Mart Stores, Inc.	22,799	1,617,133
TJX Companies, Inc.	20,587	1,615,050
Leggett & Platt, Inc.	32,388	1,592,842
Lowe's Companies, Inc.	21,069	1,566,902
Starbucks Corp.	27,394	1,557,897
Genuine Parts Co.	16,128	1,543,611
O'Reilly Automotive, Inc.*	5,644	1,533,531
AutoZone, Inc.*	1,987	1,463,525
Total Consumer, Cyclical		22,703,653

Industrial – 12.4%
Mettler-Toledo International, Inc.*	3,840	1,828,685
Allegion plc	24,470	1,776,277
TE Connectivity Ltd.	22,846	1,701,341
Stanley Black & Decker, Inc.	13,349	1,697,325
Fortune Brands Home & Security, Inc.	28,916	1,672,212
Raytheon Co.	10,812	1,666,671
Amphenol Corp. — Class A	23,647	1,636,609
Rockwell Collins, Inc.	16,902	1,615,662
Northrop Grumman Corp.	6,515	1,609,791
J.B. Hunt Transport Services, Inc.	16,103	1,580,832
Snap-on, Inc.	9,310	1,579,628
General Electric Co.	50,938	1,518,462
United Parcel Service, Inc. — Class B	13,570	1,435,163
Total Industrial		21,318,658

Technology – 10.0%
Analog Devices, Inc.	22,068	1,808,031
Fiserv, Inc.*	15,357	1,772,197
Fidelity National Information Services, Inc.	21,288	1,751,364
Intuit, Inc.	13,805	1,731,700

See notes to financial statements.
36 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
DEF Guggenheim Defensive Equity ETF continued

	Shares	Value
COMMON STOCKS† – 99.5% (continued)
Technology – 10.0% (continued)
Texas Instruments, Inc.	22,293	$1,708,090
Oracle Corp.	39,922	1,700,278
Microsoft Corp.	26,229	1,678,131
Paychex, Inc.	26,721	1,641,204
CA, Inc.	50,698	1,636,024
Accenture plc — Class A	13,239	1,621,778
Total Technology		17,048,797

Communications – 9.0%
Symantec Corp.	65,863	1,881,706
Cisco Systems, Inc.	53,746	1,837,038
Comcast Corp. — Class A	46,434	1,737,560
Walt Disney Co.	15,783	1,737,550
Alphabet, Inc. — Class C*	2,088	1,718,862
AT&T, Inc.	39,796	1,663,075
Interpublic Group of Companies, Inc.	68,643	1,654,297
Omnicom Group, Inc.	18,856	1,604,646
Verizon Communications, Inc.	31,330	1,554,908
Total Communications		15,389,642

Utilities – 6.1%
PG&E Corp.	27,375	1,827,282
PPL Corp.	48,630	1,793,474
Eversource Energy	30,389	1,782,619
Duke Energy Corp.	21,556	1,779,448
Ameren Corp.	32,270	1,764,846
SCANA Corp.	22,081	1,531,317
Total Utilities		10,478,986
Total Common Stocks
(Cost $158,672,237)		$170,337,656
Other Assets & Liabilities, net – 0.5%		787,099
Total Net Assets – 100.0%		$171,124,755

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

plc	Public Limited Company
REIT	Real Estate Investment Trust

See Sector Classification in Supplemental Information section.

Country Diversification
% of Common
Country	Stocks
United States	93.0%
Ireland	3.1%
Switzerland	2.0%
Bermuda	1.0%
United Kingdom	0.9%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 28, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$170,337,656	$—	$—	$170,337,656
Total	$170,337,656	$—	$—	$170,337,656
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 28, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
DJD Guggenheim Dow Jones Industrial Average Dividend ETF

	Shares	Value
COMMON STOCKS† – 99.6%
Consumer, Non-cyclical – 20.0%
Pfizer, Inc.	8,479	$289,303
Procter & Gamble Co.	2,984	271,753
Coca-Cola Co.	6,394	268,292
Merck & Company, Inc.	3,930	258,869
Johnson & Johnson	1,900	232,199
UnitedHealth Group, Inc.	1,154	190,849
Total Consumer, Non-cyclical		1,511,265

Industrial – 19.5%
Boeing Co.	2,200	396,506
Caterpillar, Inc.	3,900	376,974
General Electric Co.	8,199	244,412
United Technologies Corp.	2,025	227,914
3M Co.	1,184	220,638
Total Industrial		1,466,444

Technology – 14.2%
International Business Machines Corp.	1,899	341,478
Intel Corp.	6,855	248,151
Apple, Inc.	1,749	239,596
Microsoft Corp.	3,739	239,221
Total Technology		1,068,446

Financial – 12.8%
JPMorgan Chase & Co.	3,579	324,329
Travelers Companies, Inc.	1,654	202,185
Goldman Sachs Group, Inc.	764	189,518
American Express Co.	2,279	182,457
Visa, Inc. — Class A	714	62,789
Total Financial		961,278

Consumer, Cyclical – 10.8%
McDonald's Corp.	2,254	287,723
Wal-Mart Stores, Inc.	3,339	236,835
Home Depot, Inc.	1,350	195,629
NIKE, Inc. — Class B	1,684	96,257
Total Consumer, Cyclical		816,444

Communications – 10.7%
Verizon Communications, Inc.	6,985	346,666
Cisco Systems, Inc.	8,989	307,244
Walt Disney Co.	1,365	150,273
Total Communications		804,183

Energy – 8.8%
Chevron Corp.	3,524	396,450
Exxon Mobil Corp.	3,324	270,308
Total Energy		666,758

Basic Materials – 2.8%
EI du Pont de Nemours & Co.	2,675	$210,094
Total Investments – 99.6%
(Cost $7,277,595)		$7,504,912
Other Assets & Liabilities, net – 0.4%		33,219
Total Net Assets – 100.0%		$7,538,131

†	Value determined based on Level 1 inputs — See Note 4.
See Sector Classification in Supplemental Information section.

Country Diversification
% of
Country	Common Stocks
United States	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 28, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$7,504,912	$—	$—	$7,504,912
Total	$7,504,912	$—	$—	$7,504,912
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 28, 2017, there were no transfers between levels.

See notes to financial statements.
38 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
NFO Guggenheim Insider Sentiment ETF

	Shares	Value
COMMON STOCKS† – 99.9%
Consumer, Non-cyclical – 23.8%
IDEXX Laboratories, Inc.*	6,260	$907,324
AmerisourceBergen Corp. — Class A	8,643	790,921
Hill-Rom Holdings, Inc.	11,648	774,009
Cintas Corp.	6,497	766,711
Conagra Brands, Inc.	18,513	762,921
Dentsply Sirona, Inc.	11,864	753,601
Intuitive Surgical, Inc.*	1,020	751,740
Procter & Gamble Co.	8,202	746,956
Johnson & Johnson	6,097	745,115
Merck & Company, Inc.	11,301	744,397
Boston Scientific Corp.*	30,309	744,086
Avery Dennison Corp.	9,161	739,384
Baxter International, Inc.	14,355	730,957
WEX, Inc.*	6,513	724,441
Zoetis, Inc.	13,578	723,843
S&P Global, Inc.	5,578	722,184
Live Nation Entertainment, Inc.*	25,060	711,955
Post Holdings, Inc.*	8,679	710,550
Laboratory Corp. of America Holdings*	4,984	709,024
Spectrum Brands Holdings, Inc.	5,135	696,922
Kellogg Co.	9,304	689,147
Medtronic plc	8,243	666,941
Zimmer Biomet Holdings, Inc.	5,424	635,042
Tyson Foods, Inc. — Class A	9,946	622,222
Total Consumer, Non-cyclical		17,570,393

Financial – 18.0%
Chimera Investment Corp. REIT	44,912	864,107
Erie Indemnity Co. — Class A	6,764	802,278
Colony Starwood Homes REIT	24,268	798,417
Validus Holdings Ltd.	13,797	795,535
Alexandria Real Estate Equities, Inc. REIT	6,479	773,009
American Homes 4 Rent — Class A REIT	32,456	771,479
Hudson Pacific Properties, Inc. REIT	20,858	762,986
Piedmont Office Realty Trust, Inc. — Class A REIT	32,951	755,896
Camden Property Trust REIT	8,783	743,481
Sun Communities, Inc. REIT	8,936	740,169
CyrusOne, Inc. REIT	14,115	718,454
EPR Properties REIT	9,197	707,801
Gramercy Property Trust REIT	24,631	688,683
American Tower Corp. — Class A REIT	5,977	686,100
Liberty Property Trust REIT	17,257	680,616
Healthcare Realty Trust, Inc. REIT	21,190	677,232
Physicians Realty Trust REIT	33,904	675,368
Senior Housing Properties Trust REIT	32,244	661,002
Total Financial		13,302,613

Technology – 15.9%
Computer Sciences Corp.	12,464	854,532
CDK Global, Inc.	12,742	846,451
Aspen Technology, Inc.*	14,491	842,506
Lam Research Corp.	7,086	839,974
Cadence Design Systems, Inc.*	26,902	831,272
Xilinx, Inc.	13,894	817,245
Fiserv, Inc.*	6,975	804,915
PTC, Inc.*	14,909	803,446
Medidata Solutions, Inc.*	14,185	793,225
Monolithic Power Systems, Inc.	8,914	784,165
Veeva Systems, Inc. — Class A*	17,821	778,599
Fidelity National Information Services, Inc.	9,221	758,612
Fair Isaac Corp.	5,601	728,522
Workday, Inc. — Class A*	7,817	648,264
Tyler Technologies, Inc.*	4,221	640,115
Total Technology		11,771,843

Industrial – 14.0%
XPO Logistics, Inc.*	20,247	1,032,395
Huntington Ingalls Industries, Inc.	4,443	970,796
Harris Corp.	7,639	839,526
BWX Technologies, Inc.	17,844	828,675
Waste Management, Inc.	11,118	815,172
Lockheed Martin Corp.	3,000	799,740
Northrop Grumman Corp.	3,204	791,676
Allegion plc	10,295	747,314
Flowserve Corp.	15,863	736,836
Amphenol Corp. — Class A	10,486	725,736
Sonoco Products Co.	13,588	724,512
Waters Corp.*	4,429	686,451
TransDigm Group, Inc.	2,631	668,800
Total Industrial		10,367,629

Utilities – 12.1%
Ameren Corp.	14,270	780,426
Pinnacle West Capital Corp.	9,336	767,326
PG&E Corp.	11,468	765,489
Portland General Electric Co.	16,739	758,779
DTE Energy Co.	7,457	755,991
American Water Works Co., Inc.	9,661	753,558
ONE Gas, Inc.	11,428	749,105
UGI Corp.	15,466	745,925
NiSource, Inc.	30,590	731,407
WEC Energy Group, Inc.	11,989	722,577
NorthWestern Corp.	12,331	721,364
Southern Co.	13,688	695,624
Total Utilities		8,947,571

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
NFO Guggenheim Insider Sentiment ETF continued

	Shares	Value
COMMON STOCKS† – 99.9% (continued)
Communications – 4.4%
Charter Communications, Inc. — Class A*	2,712	$876,139
Symantec Corp.	28,723	820,616
Comcast Corp. — Class A	21,594	808,047
Verizon Communications, Inc.	14,349	712,141
Total Communications		3,216,943

Basic Materials – 4.0%
FMC Corp.	14,576	839,869
NewMarket Corp.	1,730	753,744
Ashland Global Holdings, Inc.	6,182	745,920
Newmont Mining Corp.	19,027	651,484
Total Basic Materials		2,991,017

Energy – 3.9%
Chevron Corp.	6,828	768,150
WPX Energy, Inc.*	54,546	703,643
Devon Energy Corp.	16,202	702,519
Diamondback Energy, Inc.*	6,765	682,318
Total Energy		2,856,630

Consumer, Cyclical – 3.8%
Vail Resorts, Inc.	4,376	792,844
Copart, Inc.*	12,928	764,562
Newell Brands, Inc.	13,174	645,921
Dick's Sporting Goods, Inc.	12,181	596,260
Total Consumer, Cyclical		2,799,587
Total Common Stocks
(Cost $66,981,662)		$73,824,226
Other Assets & Liabilities, net – 0.1%		87,735
Total Net Assets – 100.0%		$73,911,961

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of Common
Country	Stocks
United States	97.0%
Ireland	1.9%
Bermuda	1.1%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 28, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$73,824,226	$—	$—	$73,824,226
Total	$73,824,226	$—	$—	$73,824,226
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 28, 2017, there were no transfers between levels.

See notes to financial statements.
40 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
OPD Guggenheim Large Cap Optimized Diversification ETF

	Shares	Value
COMMON STOCKS† – 98.9%
Consumer, Non-cyclical – 34.5%
Eli Lilly & Co.	188	$15,568
TreeHouse Foods, Inc.*	182	15,485
Mead Johnson Nutrition Co. — Class A	175	15,363
Clorox Co.	109	14,912
AmerisourceBergen Corp. — Class A	162	14,825
United Therapeutics Corp.*	100	14,772
ResMed, Inc.	205	14,766
Intuitive Surgical, Inc.*	20	14,740
Herbalife Ltd.*	257	14,518
Reynolds American, Inc.	233	14,346
Laboratory Corp. of America Holdings*	100	14,226
Kraft Heinz Co.	154	14,092
Hershey Co.	130	14,085
Procter & Gamble Co.	153	13,934
Tyson Foods, Inc. — Class A	222	13,888
Cigna Corp.	93	13,848
DaVita, Inc.*	199	13,813
Zoetis, Inc.	250	13,327
Blue Buffalo Pet Products, Inc.*	538	13,149
ServiceMaster Global Holdings, Inc.*	330	13,144
Premier, Inc. — Class A*	418	13,138
Kellogg Co.	175	12,962
Coty, Inc. — Class A	673	12,639
Verisk Analytics, Inc. — Class A*	152	12,604
Whole Foods Market, Inc.	410	12,575
Sysco Corp.	237	12,495
Humana, Inc.	59	12,464
Kroger Co.	390	12,402
Alere, Inc.*	317	12,141
Express Scripts Holding Co.*	166	11,728
Monster Beverage Corp.*	281	11,645
Endo International plc*	787	10,743
Allergan plc	34	8,324
Vertex Pharmaceuticals, Inc.*	66	5,981
Bunge Ltd.	59	4,829
Cooper Cos., Inc.	16	3,186
Total Consumer, Non-cyclical		456,657

Consumer, Cyclical – 17.2%
Vail Resorts, Inc.	80	14,494
Panera Bread Co. — Class A*	59	13,617
McDonald's Corp.	106	13,531
Chipotle Mexican Grill, Inc. — Class A*	32	13,400
Ulta Beauty, Inc.*	49	13,398
Six Flags Entertainment Corp.	219	13,274
Wal-Mart Stores, Inc.	179	12,696
The Gap, Inc.	504	12,509
Best Buy Co., Inc.	276	12,180
Carter's, Inc.	138	12,145
Dollar General Corp.	163	11,902
AutoZone, Inc.*	16	11,785
Sally Beauty Holdings, Inc.*	481	10,519
Urban Outfitters, Inc.*	399	10,386
Kohl's Corp.	234	9,973
Target Corp.	163	9,579
Rite Aid Corp.*	1,582	9,492
Darden Restaurants, Inc.	113	8,439
Walgreens Boots Alliance, Inc.	65	5,615
Costco Wholesale Corp.	28	4,961
Tesla, Inc.*,1	13	3,250
Total Consumer, Cyclical		227,145

Financial – 15.2%
Digital Realty Trust, Inc. REIT	136	14,688
Equity LifeStyle Properties, Inc. REIT	181	14,411
Arch Capital Group Ltd.*	152	14,375
CBOE Holdings, Inc.	183	14,283
Axis Capital Holdings Ltd.	206	14,276
RenaissanceRe Holdings Ltd.	96	14,173
CubeSmart REIT	516	14,061
Erie Indemnity Co. — Class A	118	13,996
Omega Healthcare Investors, Inc. REIT	428	13,970
Ares Capital Corp.	787	13,969
Realty Income Corp. REIT	227	13,911
Annaly Capital Management, Inc. REIT	1,232	13,675
National Retail Properties, Inc. REIT	295	13,346
AmTrust Financial Services, Inc.	361	8,303
Mid-America Apartment Communities, Inc. REIT	70	7,191
Apple Hospitality REIT, Inc. REIT	150	2,946
Total Financial		201,574

Communications – 7.3%
Netflix, Inc.*	108	15,350
T-Mobile US, Inc.*	232	14,507
Facebook, Inc. — Class A*	106	14,367
Charter Communications, Inc. — Class A*	44	14,215
AT&T, Inc.	326	13,623
Twitter, Inc.*	681	10,739
Frontier Communications Corp.[1]	3,451	10,111
CenturyLink, Inc.	177	4,294
Total Communications		97,206
See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
OPD Guggenheim Large Cap Optimized Diversification ETF continued

	Shares	Value
COMMON STOCKS† – 98.9% (continued)
Utilities – 7.2%
Avangrid, Inc.	348	$15,215
Edison International	183	14,592
Duke Energy Corp.	171	14,116
Consolidated Edison, Inc.	181	13,944
Great Plains Energy, Inc.	477	13,862
Southern Co.	269	13,671
Exelon Corp.	283	10,389
Total Utilities		95,789

Technology – 6.8%
Apple, Inc.	114	15,617
athenahealth, Inc.*	112	13,208
Leidos Holdings, Inc.	246	13,112
Black Knight Financial Services, Inc. — Class A*	340	13,090
Tyler Technologies, Inc.*	85	12,890
VMware, Inc. — Class A*	98	8,809
Genpact Ltd.	279	6,763
CSRA, Inc.	201	5,994
Total Technology		89,483

Energy – 5.2%
Targa Resources Corp.	236	13,334
Cabot Oil & Gas Corp. — Class A	569	12,461
Antero Resources Corp.*	514	12,326
Diamondback Energy, Inc.*	117	11,801
Range Resources Corp.	358	9,888
Southwestern Energy Co.*	1,110	8,336
Total Energy		68,146

Industrial – 4.5%
Stericycle, Inc.*	173	14,338
Republic Services, Inc. — Class A	227	14,063
Orbital ATK, Inc.	148	13,678
CH Robinson Worldwide, Inc.	168	13,502
Waste Management, Inc.	62	4,546
Total Industrial		60,127

Basic Materials – 1.0%
Newmont Mining Corp.	388	13,285
Total Common Stocks
(Cost $1,302,638)		1,309,412

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 1.2%
Joint Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/17 at 0.52%
due 03/01/17	$15,347	$15,347
Total Securities Lending Collateral
(Cost $15,347)		15,347
Total Investments – 100.1%
(Cost $1,317,985)		$1,324,759
Other Assets & Liabilities, net – (0.1)%		(901)
Total Net Assets – 100.0%		$1,323,858

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at February 28, 2017 — See Note 2.
2	Securities lending collateral — See Note 2.

plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of Common
Country	Stocks
United States	93.3%
Bermuda	4.1%
Ireland	1.5%
Cayman Islands	1.1%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 28, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$1,309,412	$—	$—	$1,309,412
Securities Lending
Collateral	—	15,347	—	15,347
Total	$1,309,412	$15,347	$—	$1,324,759
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 28, 2017, there were no transfers between levels.

See notes to financial statements.
42 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
CZA Guggenheim Mid-Cap Core ETF

	Shares	Value
COMMON STOCKS† – 92.6%
Financial – 25.7%
Boston Properties, Inc. REIT	26,605	$3,698,894
Hartford Financial Services Group, Inc.	65,121	3,183,766
Principal Financial Group, Inc.	49,958	3,124,373
Credicorp Ltd.	13,908	2,289,535
Invesco Ltd.	71,123	2,289,449
CNA Financial Corp.	46,715	2,003,139
Federal Realty Investment Trust REIT	12,360	1,739,423
Macerich Co. REIT	24,644	1,660,512
Affiliated Managers Group, Inc.	9,605	1,612,968
VEREIT, Inc. REIT	167,685	1,520,903
Reinsurance Group of America, Inc. — Class A	11,100	1,443,666
American Financial Group, Inc.	14,923	1,403,657
East West Bancorp, Inc.	24,580	1,330,270
Brixmor Property Group, Inc. REIT	53,336	1,244,862
WP Carey, Inc. REIT	18,332	1,156,566
Brown & Brown, Inc.	24,122	1,039,658
Sun Communities, Inc. REIT	12,511	1,036,286
Lazard Ltd. — Class A	22,763	980,175
Highwoods Properties, Inc. REIT	17,611	924,401
DDR Corp. REIT	63,323	915,651
Jones Lang LaSalle, Inc.	7,856	901,083
Grupo Financiero Santander Mexico SAB de CV ADR	109,914	826,553
Weingarten Realty Investors REIT	22,166	786,228
First Hawaiian, Inc.	23,883	756,613
Taubman Centers, Inc. REIT	10,547	735,759
BankUnited, Inc.	17,827	706,484
Paramount Group, Inc. REIT	38,345	668,353
CNO Financial Group, Inc.	30,237	632,256
Retail Properties of America, Inc. — Class A REIT	40,903	630,315
Outfront Media, Inc. REIT	23,358	606,140
Total Financial		41,847,938

Industrial – 21.5%
Parker-Hannifin Corp.	22,875	3,541,965
Fortive Corp.	59,282	3,417,607
Stanley Black & Decker, Inc.	26,065	3,314,165
Agilent Technologies, Inc.	54,954	2,819,140
WestRock Co.	43,267	2,324,304
L3 Technologies, Inc.	13,415	2,258,013
Textron, Inc.	46,299	2,189,943
AMETEK, Inc.	39,602	2,137,320
Dover Corp.	26,653	2,134,905
Masco Corp.	57,613	1,946,167
Sealed Air Corp.	33,734	1,567,956
Crown Holdings, Inc.*	24,040	1,288,304
Allegion plc	16,549	1,201,292
Keysight Technologies, Inc.*	28,902	1,086,715
Orbital ATK, Inc.	9,960	920,503
BWX Technologies, Inc.	16,687	774,944
Curtiss-Wright Corp.	7,574	740,964
Crane Co.	10,067	727,744
ITT, Inc.	15,353	629,012
Total Industrial		35,020,963

Consumer, Non-cyclical – 21.2%
Moody's Corp.	33,262	3,704,389
CR Bard, Inc.	12,467	3,057,407
Conagra Brands, Inc.	72,027	2,968,232
Coca-Cola European Partners plc	84,629	2,935,780
Mead Johnson Nutrition Co. — Class A	31,779	2,789,878
Laboratory Corp. of America Holdings*	17,736	2,523,123
Vantiv, Inc. — Class A*	32,513	2,125,700
Bunge Ltd.	24,089	1,971,685
Hologic, Inc.*	47,658	1,933,962
Total System Services, Inc.	31,881	1,736,877
Ingredion, Inc.	12,486	1,509,433
VCA, Inc.*	13,752	1,250,057
QIAGEN N.V.	42,358	1,205,509
TransUnion*	31,853	1,181,428
Pinnacle Foods, Inc.	19,991	1,142,086
Lamb Weston Holdings, Inc.	23,626	925,903
Euronet Worldwide, Inc.*	9,116	754,622
Hill-Rom Holdings, Inc.	11,180	742,911
Total Consumer, Non-cyclical		34,458,982

Utilities – 7.9%
Eversource Energy	54,306	3,185,590
Avangrid, Inc.	53,655	2,345,797
Fortis, Inc.	68,671	2,182,364
Alliant Energy Corp.	38,933	1,537,075
UGI Corp.	29,418	1,418,830
AES Corp.	114,886	1,323,487
Vectren Corp.	14,238	802,311
Total Utilities		12,795,454

Consumer, Cyclical – 7.2%
Mohawk Industries, Inc.*	12,868	2,912,799
Genuine Parts Co.	25,729	2,462,523
Yum China Holdings, Inc.*	68,050	1,809,450
Aramark	42,417	1,515,984
NVR, Inc.*	647	1,251,926
Adient plc*	15,887	1,066,494
Columbia Sportswear Co.	11,974	657,852
Total Consumer, Cyclical		11,677,028

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
CZA Guggenheim Mid-Cap Core ETF continued

	Shares	Value
COMMON STOCKS† – 92.6% (continued)
Basic Materials – 4.4%
Versum Materials, Inc.*	74,940	$2,271,432
Celanese Corp. — Class A	24,932	2,223,186
RPM International, Inc.	22,794	1,214,692
WR Grace & Co.	11,971	848,026
Sensient Technologies Corp.	7,646	611,221
Total Basic Materials		7,168,557

Technology – 4.2%
Maxim Integrated Products, Inc.	48,604	2,153,157
CDK Global, Inc.	25,659	1,704,527
Amdocs Ltd.	25,403	1,540,692
CSRA, Inc.	28,180	840,328
DST Systems, Inc.	5,608	670,717
Total Technology		6,909,421

Communications – 0.5%
EchoStar Corp. — Class A*	16,255	865,904
Total Common Stocks
(Cost $136,367,616)		150,744,247

MASTER LIMITED PARTNERSHIPS† – 7.1%
Energy – 5.4%
Magellan Midstream Partners, LP	38,999	3,022,813
Spectra Energy Partners, LP1	51,988	2,325,423
Sunoco Logistics Partners, LP1	54,566	1,382,157
Equities Midstream Partners, LP	13,739	1,082,908
Tesoro Logistics, LP	17,413	980,526
Total Energy		8,793,827

Financial – 0.8%
Icahn Enterprises, LP1	22,777	1,280,978

Utilities – 0.5%
AmeriGas Partners, LP1	15,593	732,403

Consumer, Cyclical – 0.4%
Cedar Fair, LP	9,658	661,380
Total Master Limited Partnerships
(Cost $10,410,762)		11,468,588

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 2.5%
Joint Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/17 at 0.54%
due 03/01/17	$963,767	$963,767
BNP Paribas Securities Corp.
issued 02/28/17 at 0.53%
due 03/01/17	963,767	963,767
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 02/28/17 at 0.52%
due 03/01/17	963,767	963,767
RBC Dominion Securities, Inc.
issued 02/28/17 at 0.51%
due 03/01/17	963,767	963,767
J.P. Morgan Securities LLC
issued 02/28/17 at 0.52%
due 03/01/17	285,675	285,675
Total Securities Lending Collateral
(Cost $4,140,743)		4,140,743
Total Investments – 102.2%
(Cost $150,919,121)		$166,353,578
Other Assets & Liabilities, net – (2.2)%		(3,528,840)
Total Net Assets – 100.0%		$162,824,738

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at February 28, 2017 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	88.6%
Bermuda	4.6%
United Kingdom	1.8%
Ireland	1.4%
Canada	1.4%
Guernsey	1.0%
Netherlands	0.7%
Mexico	0.5%
Total Long-Term Investments	100.0%

See notes to financial statements.
44 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
CZA Guggenheim Mid-Cap Core ETF continued
The following table summarizes the inputs used to value the Fund's investments at February 28, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$150,744,247	$—	$—	$150,744,247
Master Limited
Partnerships	11,468,588	—	—	11,468,588
Securities Lending
Collateral	—	4,140,743	—	4,140,743
Total	$162,212,835	$4,140,743	$—	$166,353,578
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 28, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
CVY Guggenheim Multi-Asset Income ETF

	Shares	Value
COMMON STOCKS† – 67.8%
Financial – 17.7%
Uniti Group, Inc. REIT	151,959	$4,402,252
Senior Housing Properties Trust REIT	214,104	4,389,132
New Residential Investment Corp. REIT	253,735	4,280,510
AGNC Investment Corp. REIT	205,059	4,025,309
Starwood Property Trust, Inc. REIT	174,919	3,998,648
EPR Properties REIT	49,190	3,785,662
Chimera Investment Corp. REIT	187,735	3,612,021
HSBC Holdings plc ADR[1]	71,928	2,898,698
Royal Bank of Canada	38,881	2,825,483
National Health Investors, Inc. REIT	37,004	2,801,943
Banco Bilbao Vizcaya Argentaria S.A. ADR	412,167	2,695,573
Banco Santander S.A. ADR	465,314	2,517,349
ING Groep N.V. ADR[1]	181,723	2,513,229
Navient Corp.	146,536	2,258,120
Blackstone Mortgage Trust, Inc. — Class A REIT	72,173	2,247,468
Bancolombia S.A. ADR	59,778	2,232,708
Sabra Health Care REIT, Inc.	63,720	1,733,184
STAG Industrial, Inc. REIT	64,735	1,672,105
Agree Realty Corp. REIT	33,178	1,646,624
Banc of California, Inc.[1]	83,972	1,633,255
Lexington Realty Trust REIT	135,431	1,511,410
BGC Partners, Inc. — Class A	130,764	1,475,018
Bank of Nova Scotia	23,979	1,395,338
Manulife Financial Corp.	73,897	1,324,234
First American Financial Corp.	32,977	1,288,411
Four Corners Property Trust, Inc. REIT	57,716	1,280,141
Maiden Holdings Ltd.	78,850	1,218,233
Sun Life Financial, Inc.	32,653	1,188,569
Janus Capital Group, Inc.	91,269	1,155,466
Opus Bank	51,934	1,121,774
ARMOUR Residential REIT, Inc.	49,464	1,112,445
Total Financial		72,240,312

Consumer, Non-cyclical – 12.2%
Philip Morris International, Inc.	43,451	4,751,366
Altria Group, Inc.	60,166	4,507,637
Reynolds American, Inc.	71,038	4,373,810
Pfizer, Inc.	122,425	4,177,140
AbbVie, Inc.	64,115	3,964,872
QIWI plc ADR	277,734	3,877,167
General Mills, Inc.	62,276	3,759,602
Flowers Foods, Inc.	162,061	3,121,295
GlaxoSmithKline plc ADR[1]	69,192	2,870,084
Macquarie Infrastructure Corp.	31,341	2,411,377
Western Union Co.	120,410	2,364,852
H&R Block, Inc.	107,855	2,217,499
Kindred Healthcare, Inc.	193,011	1,737,099
CEB, Inc.	21,958	1,702,843
Vector Group Ltd.	60,321	1,374,112
B&G Foods, Inc.	29,906	1,271,005
RR Donnelley & Sons Co.	72,818	1,221,158
Total Consumer, Non-cyclical		49,702,918

Consumer, Cyclical – 8.8%
General Motors Co.	113,270	4,172,866
Ford Motor Co.	322,228	4,037,517
Yum! Brands, Inc.	61,246	4,000,589
Las Vegas Sands Corp.	61,737	3,268,974
Macy's, Inc.	87,891	2,919,739
Target Corp.	49,355	2,900,594
Six Flags Entertainment Corp.	44,729	2,711,025
Darden Restaurants, Inc.	34,512	2,577,356
Kohl's Corp.	47,185	2,011,025
L Brands, Inc.	36,019	1,895,320
Bob Evans Farms, Inc.	28,758	1,631,441
GNC Holdings, Inc. — Class A1	168,608	1,399,446
Steelcase, Inc. — Class A	79,099	1,265,584
HSN, Inc.	31,886	1,202,102
Total Consumer, Cyclical		35,993,578

Technology – 7.9%
Western Digital Corp.	62,992	4,842,825
Seagate Technology plc	99,298	4,785,171
International Business Machines Corp.	23,779	4,275,940
QUALCOMM, Inc.	56,814	3,208,855
Xerox Corp.	418,042	3,110,232
Maxim Integrated Products, Inc.	64,333	2,849,952
Paychex, Inc.	44,610	2,739,946
Canon, Inc. ADR[1]	93,016	2,719,788
CA, Inc.	81,387	2,626,358
Pitney Bowes, Inc.	87,021	1,186,966
Total Technology		32,346,033

Utilities – 6.9%
NextEra Energy, Inc.	33,812	4,429,372
Duke Energy Corp.	52,186	4,307,954
Exelon Corp.	79,387	2,914,297
Entergy Corp.	37,200	2,851,752
NiSource, Inc.	116,818	2,793,118
DTE Energy Co.	27,511	2,789,065
WEC Energy Group, Inc.	45,728	2,756,027
AES Corp.	222,388	2,561,910
OGE Energy Corp.	40,759	1,501,154
NRG Yield, Inc. — Class C	80,328	1,397,707
Total Utilities		28,302,356

See notes to financial statements.
46 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
COMMON STOCKS† – 67.8% (continued)
Energy – 5.8%
Valero Energy Corp.	59,815	$4,064,429
Marathon Petroleum Corp.	80,488	3,992,205
Occidental Petroleum Corp.	55,625	3,646,219
Total S.A. ADR	60,592	3,027,782
Helmerich & Payne, Inc.	37,162	2,540,766
Western Refining, Inc.	69,448	2,536,241
Enbridge, Inc.	60,439	2,529,372
Pattern Energy Group, Inc.	63,545	1,321,100
Total Energy		23,658,114

Basic Materials – 3.4%
Dow Chemical Co.	71,608	4,458,314
LyondellBasell Industries N.V. — Class A	44,769	4,084,724
International Paper Co.	52,951	2,790,518
Ternium S.A. ADR	94,522	2,506,723
Total Basic Materials		13,840,279

Communications – 2.9%
Cisco Systems, Inc.	128,931	4,406,861
Telecom Argentina S.A. ADR[1]	111,743	2,364,482
Chunghwa Telecom Company Ltd. ADR	69,493	2,284,235
Shaw Communications, Inc. — Class B	66,185	1,378,634
Cogent Communications Holdings, Inc.	33,069	1,370,710
Total Communications		11,804,922

Industrial – 2.2%
Cummins, Inc.	27,461	4,077,684
ABB Ltd. ADR[1]	95,165	2,145,971
GATX Corp.	23,901	1,388,170
Sturm Ruger & Company, Inc.[1]	24,633	1,227,955
Total Industrial		8,839,780
Total Common Stocks
(Cost $259,128,796)		276,728,292

PREFERRED STOCKS† – 8.6%
Financial – 6.6%
JPMorgan Chase & Co.
6.13%[1,2]	124,425	3,281,087
6.15%[1,2]	103,710	2,747,278
Morgan Stanley
7.13%[2,3]	98,705	2,907,849
6.88%[2,3]	93,962	2,718,321
Citigroup, Inc.
6.88%[1,2,3]	95,274	2,734,364
6.30%[1,2]	101,861	2,676,907
Capital One Financial Corp.
5.20%[1,2]	190,771	4,343,856
Bank of America Corp.
6.00%[1,2]	114,103	2,934,729
Goldman Sachs Group, Inc.
6.38%[2,3]	88,944	2,545,577
Total Financial		26,889,968

Basic Materials – 1.3%
Braskem S.A. ADR[1]	252,906	5,212,393

Communications – 0.7%
Telefonica Brasil S.A. ADR	193,528	2,788,738
Total Preferred Stocks
(Cost $32,897,359)		34,891,099

CONVERTIBLE PREFERRED STOCKS† – 3.1%
Financial – 2.1%
Bank of America Corp.
7.25%	3,601	4,285,190
Wells Fargo & Co.
7.50%	3,472	4,253,200
Total Financial		8,538,390

Industrial – 1.0%
Belden, Inc.
6.75% due 07/15/19	39,792	4,005,065
Total Convertible Preferred Stocks
(Cost $12,466,119)		12,543,455

MASTER LIMITED PARTNERSHIPS† – 9.6%
Energy – 8.3%
American Midstream Partners, LP1	334,238	5,297,673
ONEOK Partners, LP	76,315	3,997,379
SunCoke Energy Partners, LP1	238,498	3,982,917
Alliance Resource Partners, LP	143,334	3,275,182
Enviva Partners, LP1	117,487	3,195,646
Enbridge Energy Partners, LP	175,859	3,183,048
Plains All American Pipeline, LP	92,312	2,961,369
MPLX, LP	76,130	2,832,797
Western Gas Partners, LP	42,806	2,661,249
Black Stone Minerals, LP	136,690	2,394,809
Total Energy		33,782,069

Industrial – 1.3%
Teekay Offshore Partners, LP1	604,358	3,088,269
Teekay LNG Partners, LP	116,854	2,185,170
Total Industrial		5,273,439
Total Master Limited Partnerships
(Cost $36,525,698)		39,055,508

CLOSED-END FUNDS† – 9.9%
DoubleLine Income Solutions Fund	225,714	4,591,022
PIMCO Dynamic Credit and Mortgage Income Fund[1]	206,050	4,318,807
First Trust Intermediate Duration Preferred & Income Fund[1]	173,086	4,105,600
AllianceBernstein Global High Income Fund, Inc.[1]	163,357	2,104,038
Prudential Short Duration High Yield Fund, Inc.	123,358	1,945,356
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	249,834	1,931,217
Prudential Global Short Duration High Yield Fund, Inc.	125,480	1,903,532
AllianzGI Convertible & Income Fund[1]	270,445	1,874,184
NexPoint Credit Strategies Fund[1]	74,718	1,758,115
AllianzGI Convertible & Income Fund II	260,903	1,609,772

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
CVY Guggenheim Multi-Asset Income ETF continued

	Shares	Value
CLOSED-END FUNDS† – 9.9% (continued)
PIMCO Income Opportunity Fund	65,198	$1,594,091
Alpine Global Premier Properties Fund	277,285	1,569,433
Western Asset Global High Income Fund, Inc.	152,720	1,557,744
Nuveen Global High Income Fund	93,007	1,549,497
Wells Fargo Income Opportunities Fund[1]	176,255	1,519,318
Western Asset High Income Fund II, Inc.	200,089	1,476,657
PIMCO Income Strategy Fund II1	143,908	1,424,689
John Hancock Preferred Income Fund III	72,727	1,358,540
Barings Global Short Duration High Yield Fund	62,080	1,247,187
PIMCO Corporate & Income Strategy Fund[1]	65,382	1,050,035
Total Closed-End Funds
(Cost $40,094,621)		40,488,834

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,4 – 4.6%
Joint Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/17 at 0.54%
due 03/01/17	$4,387,182	$4,387,182
BNP Paribas Securities Corp.
issued 02/28/17 at 0.53%
due 03/01/17	4,387,182	4,387,182
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 02/28/17 at 0.52%
due 03/01/17	4,387,182	4,387,182
RBC Dominion Securities, Inc.
issued 02/28/17 at 0.51%
due 03/01/17	4,387,182	4,387,182
J.P. Morgan Securities LLC
issued 02/28/17 at 0.52%
due 03/01/17	1,300,232	1,300,232
Total Securities Lending Collateral
(Cost $18,848,960)		18,848,960
Total Investments – 103.6%
(Cost $399,961,553)		$422,556,148
Other Assets & Liabilities, net – (3.6)%		(14,710,550)
Total Net Assets – 100.0%		$407,845,598

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at February 28, 2017 — See Note 2.
2	Perpetual maturity.
3	Variable rate security. Rate indicated is rate effective at February 28, 2017.
4	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	83.0%
Canada	2.6%
Brazil	2.0%
Netherlands	1.6%
United Kingdom	1.4%
Marshall Islands	1.3%
Spain	1.3%
Other	6.8%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 28, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$276,728,293	$—	$—	$276,728,293
Preferred Stocks	34,891,099	—	—	34,891,099
Convertible
Preferred Stocks	12,543,455	—	—	12,543,455
Master Limited
Partnerships	39,055,508	—	—	39,055,508
Closed-End Funds	40,488,834	—	—	40,488,834
Securities Lending
Collateral	—	18,848,960	—	18,848,960
Total	$403,707,189	$18,848,960	$—	$422,556,149
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 28, 2017, there were no transfers between levels.

See notes to financial statements.
48 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
RYJ Guggenheim Raymond James SB-1 Equity ETF

	Shares	Value
COMMON STOCKS† – 94.2%
Financial – 20.0%
Uniti Group, Inc. REIT	48,160	$1,395,195
CyrusOne, Inc. REIT	26,925	1,370,483
SBA Communications Corp. REIT*	11,786	1,364,465
American Tower Corp. — Class A REIT	11,825	1,357,391
BofI Holding, Inc.*,1	43,014	1,356,662
United Insurance Holdings Corp.	80,140	1,355,969
Retail Opportunity Investments Corp. REIT	60,904	1,339,888
American Homes 4 Rent — Class A REIT	55,630	1,322,325
SVB Financial Group*	6,926	1,322,104
Apartment Investment & Management Co. — Class A REIT	28,402	1,321,545
Physicians Realty Trust REIT	65,895	1,312,628
Allstate Corp.	15,892	1,305,687
Texas Capital Bancshares, Inc.*	14,543	1,296,508
Fidus Investment Corp.[1]	77,015	1,293,082
Heartland Financial USA, Inc.	26,036	1,290,083
Weyerhaeuser Co. REIT	38,138	1,286,013
Argo Group International Holdings Ltd.	19,194	1,285,038
Equinix, Inc. REIT	3,415	1,284,279
Northern Trust Corp.	14,660	1,280,551
Willis Towers Watson plc	9,960	1,279,163
Chemical Financial Corp.	24,002	1,278,587
Bank of New York Mellon Corp.	27,119	1,278,390
Bank of the Ozarks, Inc.	23,196	1,269,517
ConnectOne Bancorp, Inc.	50,428	1,265,742
Signature Bank*	8,015	1,262,443
Meta Financial Group, Inc.	14,710	1,259,176
Wintrust Financial Corp.	16,968	1,250,542
Kite Realty Group Trust REIT	54,748	1,240,042
BGC Partners, Inc. — Class A	109,356	1,233,536
Alcentra Capital Corp.[1]	61,849	772,494
Howard Bancorp, Inc.*	12,894	235,316
Total Financial		38,764,844

Energy – 16.2%
Unit Corp.*	48,998	1,329,807
Kosmos Energy Ltd.*	216,304	1,328,107
Newpark Resources, Inc.*	170,449	1,312,457
Oasis Petroleum, Inc.*	91,771	1,299,477
Patterson-UTI Energy, Inc.	46,605	1,287,230
Superior Energy Services, Inc.*	77,853	1,284,575
Halliburton Co.	23,802	1,272,455
Marathon Petroleum Corp.	25,557	1,267,627
Marathon Oil Corp.	78,766	1,260,256
Carrizo Oil & Gas, Inc.*	38,633	1,257,504
Continental Resources, Inc.*	27,809	1,256,967
Kinder Morgan, Inc.	58,722	1,251,366
Whiting Petroleum Corp.*	115,065	1,248,455
Pioneer Natural Resources Co.	6,659	1,238,374
RPC, Inc.[1]	61,283	1,225,660
Antero Resources Corp.*	50,992	1,222,788
Nabors Industries Ltd.	83,499	1,222,425
Parsley Energy, Inc. — Class A*	40,175	1,220,918
Cabot Oil & Gas Corp. — Class A	55,317	1,211,442
Concho Resources, Inc.*	9,127	1,208,871
SRC Energy, Inc.*,1	146,938	1,200,483
RSP Permian, Inc.*	30,236	1,194,020
Newfield Exploration Co.*	30,568	1,114,509
WildHorse Resource Development Corp.*	93,652	1,087,300
QEP Resources, Inc.	75,797	1,042,967
Dawson Geophysical Co.*	68,868	531,661
Total Energy		31,377,701

Consumer, Non-cyclical – 16.0%
TG Therapeutics, Inc.*,1	274,916	1,567,021
Bioverativ, Inc.*	26,941	1,403,088
Merit Medical Systems, Inc.*	45,252	1,393,761
Surgery Partners, Inc.*	61,608	1,386,180
Teleflex, Inc.	7,105	1,358,333
Aerie Pharmaceuticals, Inc.*	28,503	1,349,617
Acadia Healthcare Co., Inc.*,1	30,016	1,342,316
UnitedHealth Group, Inc.	8,110	1,341,232
Flexion Therapeutics, Inc.*	66,478	1,332,884
Sage Therapeutics, Inc.*	19,673	1,325,960
HCA Holdings, Inc.*	15,097	1,317,062
Celgene Corp.*	10,551	1,303,154
Alexion Pharmaceuticals, Inc.*	9,924	1,302,525
CR Bard, Inc.	5,269	1,292,170
Biogen, Inc.*	4,424	1,276,766
Mylan N.V.*	30,401	1,272,282
ICU Medical, Inc.*	8,399	1,263,210
Service Corp. International	40,817	1,254,306
Envision Healthcare Corp.*	17,857	1,249,990
Boston Scientific Corp.*	50,350	1,236,093
Teligent, Inc.*,1	168,873	1,207,442
ANI Pharmaceuticals, Inc.*	19,589	1,157,122
Amphastar Pharmaceuticals, Inc.*	69,476	1,074,794
InVivo Therapeutics Holdings Corp.*,1	226,208	950,074
Total Consumer, Non-cyclical		30,957,382

Consumer, Cyclical – 12.5%
Toll Brothers, Inc.	40,596	1,385,947
Newell Brands, Inc.	27,392	1,343,030
Lennar Corp. — Class A	27,515	1,342,457

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Shares	Value
COMMON STOCKS† – 94.2% (continued)
Consumer, Cyclical – 12.5% (continued)
Select Comfort Corp.*	55,897	$1,313,021
Wal-Mart Stores, Inc.	18,428	1,307,098
Mohawk Industries, Inc.*	5,770	1,306,097
Spirit Airlines, Inc.*	24,881	1,299,037
O'Reilly Automotive, Inc.*	4,768	1,295,513
Leggett & Platt, Inc.	26,293	1,293,090
Beacon Roofing Supply, Inc.*	28,090	1,276,410
AutoZone, Inc.*	1,728	1,272,758
MarineMax, Inc.*	56,316	1,267,110
MCBC Holdings, Inc.	85,854	1,260,336
Best Buy Co., Inc.	28,258	1,247,026
Advance Auto Parts, Inc.	7,912	1,239,098
Malibu Boats, Inc. — Class A*	59,821	1,229,920
Red Robin Gourmet Burgers, Inc.*	26,744	1,220,864
Carrols Restaurant Group, Inc.*	76,779	1,213,108
Dollar General Corp.	16,459	1,201,836
Total Consumer, Cyclical		24,313,756

Technology – 10.2%
VeriFone Systems, Inc.*	65,390	1,351,611
Monolithic Power Systems, Inc.	14,776	1,299,844
Nuance Communications, Inc.*	75,375	1,283,637
salesforce.com, Inc.*	15,692	1,276,545
Envestnet, Inc.*	32,906	1,271,817
HubSpot, Inc.*	21,306	1,267,707
Microsoft Corp.	19,783	1,265,716
Xilinx, Inc.	21,285	1,251,984
Cavium, Inc.*	19,066	1,249,014
BroadSoft, Inc.*	29,120	1,246,336
Microsemi Corp.*	23,560	1,220,879
NVIDIA Corp.	11,922	1,209,845
ServiceNow, Inc.*	13,784	1,198,105
Lumentum Holdings, Inc.*	25,017	1,148,280
Silver Spring Networks, Inc.*	93,448	1,145,672
Synchronoss Technologies, Inc.*	38,562	1,044,259
Total Technology		19,731,251

Industrial – 9.3%
Applied Optoelectronics, Inc.*	34,301	1,575,102
Waste Connections, Inc.	15,292	1,336,368
Casella Waste Systems, Inc. — Class A*	112,335	1,312,072
Kansas City Southern	14,713	1,304,013
Republic Services, Inc. — Class A	21,043	1,303,614
Covanta Holding Corp.	79,898	1,294,348
Roper Technologies, Inc.	6,171	1,290,973
Flex Ltd.*	77,760	1,282,262
Avnet, Inc.	27,545	1,269,274
Jabil Circuit, Inc.	49,339	1,258,638
Genesee & Wyoming, Inc. — Class A*	16,957	1,257,192
Union Pacific Corp.	11,641	1,256,530
Swift Transportation Co. — Class A*	56,968	1,237,345
PGT Innovations, Inc.*	112,137	1,126,977
Total Industrial		18,104,708

Communications – 8.1%
RingCentral, Inc. — Class A*	50,729	1,354,464
ORBCOMM, Inc.*	156,280	1,339,320
Alibaba Group Holding Ltd. ADR*	12,717	1,308,579
Zayo Group Holdings, Inc.*	41,465	1,306,977
Facebook, Inc. — Class A*	9,574	1,297,660
Comcast Corp. — Class A	33,945	1,270,222
Charter Communications, Inc. — Class A*	3,915	1,264,780
Iridium Communications, Inc.*,1	135,997	1,183,174
KVH Industries, Inc.*	109,036	1,095,812
ARRIS International plc*	42,330	1,092,114
Telephone & Data Systems, Inc.	40,036	1,082,173
United States Cellular Corp.*	28,896	1,080,421
NeoPhotonics Corp.*	106,354	1,079,493
Total Communications		15,755,189

Utilities – 1.2%
8Point3 Energy Partners, LP	95,401	1,269,787
EnerNOC, Inc.*,1	213,062	1,161,188
Total Utilities		2,430,975

Basic Materials – 0.7%
Praxair, Inc.	10,887	1,292,396
Total Common Stocks
(Cost $152,398,330)		182,728,202

MASTER LIMITED PARTNERSHIPS† – 5.7%
Energy – 3.9%
Western Refining Logistics, LP1	53,266	1,299,690
Williams Partners, LP	31,936	1,287,021
Antero Midstream Partners, LP	36,359	1,247,114
MPLX, LP	33,430	1,243,930
Enterprise Products Partners, LP	44,296	1,241,617
Tesoro Logistics, LP	21,620	1,217,422
Total Energy		7,536,794

Consumer, Cyclical – 0.7%
Green Plains Partners, LP1	64,892	1,284,862

Diversified – 0.6%
Landmark Infrastructure Partners, LP	79,004	1,208,761

Basic Materials – 0.5%
Hi-Crush Partners, LP*,1	60,017	1,032,292
Total Master Limited Partnerships
(Cost $9,453,300)		11,062,709

See notes to financial statements.
50 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
RYJ Guggenheim Raymond James SB-1 Equity ETF continued

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 4.3%
Joint Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/17 at 0.54%
due 03/01/17	$1,949,554	$1,949,554
BNP Paribas Securities Corp.
issued 02/28/17 at 0.53%
due 03/01/17	1,949,554	1,949,554
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 02/28/17 at 0.52%
due 03/01/17	1,949,554	1,949,554
RBC Dominion Securities, Inc.
issued 02/28/17 at 0.51%
due 03/01/17	1,949,554	1,949,554
J.P. Morgan Securities LLC
issued 02/28/17 at 0.52%
due 03/01/17	577,839	577,839
Total Securities Lending Collateral
(Cost $8,376,055)		8,376,055
Total Investments – 104.2%
(Cost $170,227,685)		$202,166,966
Other Assets & Liabilities, net – (4.2)%		(8,151,557)
Total Net Assets – 100.0%		$194,015,409

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at February 28, 2017 — See Note 2.
2	Securities lending collateral — See Note 2.

ADR	American Depositary Receipt
plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of Long-Term
Country	Investments
United States	94.1%
Bermuda	2.0%
Canada	0.7%
China	0.7%
Singapore	0.7%
Ireland	0.7%
Netherlands	0.6%
United Kingdom	0.5%
Total Long-Term Investments	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 28, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$182,728,202	$—	$—	$182,728,202
Master Limited
Partnerships	11,062,709	—	—	11,062,709
Securities Lending
Collateral	—	8,376,055	—	8,376,055
Total	$193,790,911	$8,376,055	$—	$202,166,966
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 28, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
CSD Guggenheim S&P Spin-Off ETF

	Shares	Value
COMMON STOCKS† – 100.0%
Consumer, Non-cyclical – 25.1%
PayPal Holdings, Inc.*	376,709	$15,821,778
Zoetis, Inc.	274,302	14,623,040
WhiteWave Foods Co. — Class A*	119,701	6,593,131
Bioverativ, Inc.*	73,472	3,826,422
Mallinckrodt plc*	71,497	3,747,873
Lamb Weston Holdings, Inc.	93,678	3,671,241
Halyard Health, Inc.*	31,524	1,231,327
Hertz Global Holdings, Inc.*	49,311	1,120,346
Varex Imaging Corp.*	25,234	878,648
Total Consumer, Non-cyclical		51,513,806

Financial – 19.8%
Synchrony Financial	422,056	15,295,308
Colony NorthStar, Inc. — Class A REIT	374,667	5,500,112
Gaming and Leisure Properties, Inc. REIT	131,501	4,208,032
Navient Corp.	204,714	3,154,643
Uniti Group, Inc. REIT	94,699	2,743,430
Park Hotels & Resorts, Inc. REIT	77,545	1,980,499
Urban Edge Properties REIT	61,978	1,718,650
Care Capital Properties, Inc. REIT	56,707	1,490,827
Quality Care Properties, Inc. REIT*	63,214	1,199,802
Washington Prime Group, Inc. REIT	125,239	1,160,966
Colony Starwood Homes REIT	33,589	1,105,078
New Senior Investment Group, Inc. REIT	55,469	587,971
FNFV Group*	44,986	560,076
Total Financial		40,705,394

Industrial – 15.0%
Fortive Corp.	203,157	11,712,002
Allegion plc	64,770	4,701,654
Keysight Technologies, Inc.*	114,777	4,315,615
Energizer Holdings, Inc.	41,698	2,287,552
KLX, Inc.*	35,585	1,791,349
Welbilt, Inc.*	93,548	1,783,025
Knowles Corp.*,1	59,925	1,134,380
TopBuild Corp.*	25,694	1,078,634
SPX FLOW, Inc.*	28,297	962,098
TimkenSteel Corp.*	26,283	549,840
Babcock & Wilcox Enterprises, Inc.*	32,882	542,553
Total Industrial		30,858,702

Technology – 14.0%
Hewlett Packard Enterprise Co.	637,218	14,541,314
CDK Global, Inc.	100,974	6,707,703
CSRA, Inc.	98,238	2,929,457
Science Applications International Corp.	30,275	2,633,017
Conduent, Inc.*	115,031	1,850,849
Total Technology		28,662,340

Communications – 12.0%
Liberty Media Corporation-Liberty SiriusXM — Class C*	118,876	4,627,843
Liberty Broadband Corp. — Class C*	45,468	3,907,519
News Corp. — Class A	257,959	3,307,034
Zillow Group, Inc. — Class C*,1	70,928	2,407,296
Liberty Global plc LiLAC — Class C*	81,873	2,013,257
Cable One, Inc.	3,164	1,978,829
Liberty Expedia Holdings, Inc. — Class A*	36,538	1,581,365
Liberty Broadband Corp. — Class A*	17,706	1,491,908
Time, Inc.	66,906	1,174,200
Liberty Media Corporation-Liberty Formula One — Class C*	29,499	905,620
Gannett Company, Inc.	78,758	686,770
Liberty Media Corporation-Liberty Braves — Class C*,1	22,455	493,785
Total Communications		24,575,426

Basic Materials – 6.3%
Chemours Co.	122,811	4,133,818
Alcoa Corp.	98,712	3,414,448
Versum Materials, Inc.*	73,399	2,224,724
Ingevity Corp.*	28,445	1,535,177
GCP Applied Technologies, Inc.*	47,983	1,264,352
Rayonier Advanced Materials, Inc.	29,223	387,497
Total Basic Materials		12,960,016

Consumer, Cyclical – 5.0%
Adient plc*	63,204	4,242,884
CST Brands, Inc.	51,123	2,460,550
Madison Square Garden Co. — Class A*	9,844	1,765,620
Hilton Grand Vacations, Inc.*	38,772	1,160,834
Liberty TripAdvisor Holdings, Inc. — Class A*	48,648	654,316
Total Consumer, Cyclical		10,284,204

Energy – 1.7%
Murphy USA, Inc.*	24,507	1,561,096
NOW, Inc.*	72,589	1,389,353
California Resources Corp.*,1	27,838	497,465
Total Energy		3,447,914

Utilities – 1.1%
ONE Gas, Inc.	35,287	2,313,063
Total Common Stocks
(Cost $174,928,674)		205,320,865

See notes to financial statements.
52 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
CSD Guggenheim S&P Spin-Off ETF continued

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,2 – 1.2%
Joint Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/17 at 0.54%
due 03/01/17	$588,678	$588,678
BNP Paribas Securities Corp.
issued 02/28/17 at 0.53%
due 03/01/17	588,678	588,678
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 02/28/17 at 0.52%
due 03/01/17	588,678	588,678
RBC Dominion Securities, Inc.
issued 02/28/17 at 0.51%
due 03/01/17	588,678	588,678
J.P. Morgan Securities LLC
issued 02/28/17 at 0.52%
due 03/01/17	174,477	174,477
Total Securities Lending Collateral
(Cost $2,529,189)		2,529,189
Total Investments – 101.2%
(Cost $177,457,863)		$207,850,054
Other Assets & Liabilities, net – (1.2)%		(2,546,739)
Total Net Assets – 100.0%		$205,303,315

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
1	All or portion of this security is on loan at February 28, 2017 — See Note 2.
2	Securities lending collateral — See Note 2.

plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of
Country	Common Stocks
United States	92.8%
Ireland	6.2%
United Kingdom	1.0%
Total Common Stocks	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 28, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$205,320,865	$—	$—	$205,320,865
Securities Lending
Collateral	—	2,529,189	—	2,529,189
Total	$205,320,865	$2,529,189	$—	$207,850,054
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 28, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF

	Shares	Value
COMMON STOCKS† – 99.3%
Financial – 33.8%
QCR Holdings, Inc.	3,897	$169,130
Pacific Continental Corp.	5,633	141,669
Independent Bank Corp.	6,387	136,681
Peapack Gladstone Financial Corp.	4,275	133,978
Guaranty Bancorp	5,101	126,250
UMH Properties, Inc. REIT	8,227	122,170
Financial Institutions, Inc.	3,541	121,102
Enterprise Bancorp, Inc.	3,550	117,647
Republic First Bancorp, Inc.*,1	14,648	117,184
HCI Group, Inc.	2,290	112,897
CNB Financial Corp.	4,608	110,730
Territorial Bancorp, Inc.	3,413	109,967
CorEnergy Infrastructure Trust, Inc. REIT	3,036	108,355
Consolidated-Tomoka Land Co.	1,940	106,933
Sutherland Asset Management Corp. REIT[1]	7,687	106,081
Citizens & Northern Corp.	4,509	105,826
Arlington Asset Investment Corp. — Class A1	7,083	104,404
Preferred Apartment Communities, Inc. — Class A REIT	7,432	101,522
Sierra Bancorp	3,544	101,500
MidWestOne Financial Group, Inc.	2,751	100,329
First Defiance Financial Corp.	2,014	98,988
Heritage Commerce Corp.	6,886	97,781
United Community Financial Corp.	11,353	97,749
PennantPark Floating Rate Capital Ltd.[1]	7,136	96,265
Allegiance Bancshares, Inc.*,1	2,492	91,955
Southwest Bancorp, Inc.	3,450	91,943
WashingtonFirst Bankshares, Inc.[1]	3,316	91,091
Arbor Realty Trust, Inc. REIT	12,250	90,405
Ares Commercial Real Estate Corp. REIT	6,635	89,705
Bank of Marin Bancorp	1,279	87,612
Macatawa Bank Corp.	8,435	85,362
American National Bankshares, Inc.	2,316	84,649
Monroe Capital Corp.[1]	5,086	80,410
Gladstone Investment Corp.	8,702	79,884
United Insurance Holdings Corp.	4,671	79,033
Marlin Business Services Corp.	3,288	78,254
Fidus Investment Corp.[1]	4,623	77,620
Bear State Financial, Inc.[1]	8,094	77,055
Bar Harbor Bankshares	1,806	76,953
Equity Bancshares, Inc. — Class A*	2,283	74,289
West Bancorporation, Inc.	3,328	73,715
Southern National Bancorp of Virginia, Inc.	4,235	71,995
ESSA Bancorp, Inc.	4,537	71,685
BSB Bancorp, Inc.*	2,490	69,347
Shore Bancshares, Inc.	3,969	68,942
First Connecticut Bancorp, Inc.	2,851	68,852
Newtek Business Services Corp.	4,227	68,435
Hawthorn Bancshares, Inc.	3,474	68,090
Farmland Partners, Inc. REIT	5,931	67,732
WhiteHorse Finance, Inc.[1]	5,062	65,502
Bluerock Residential Growth REIT, Inc. REIT	5,219	65,133
TriplePoint Venture Growth BDC Corp.	4,954	64,798
Summit Financial Group, Inc.	2,688	64,404
Community Healthcare Trust, Inc. REIT	2,680	63,757
Garrison Capital, Inc.[1]	6,193	62,425
Old Second Bancorp, Inc.	5,666	62,043
National Bankshares, Inc.[1]	1,611	61,057
Orchid Island Capital, Inc. REIT	6,137	60,265
Federated National Holding Co.	3,001	60,050
Northrim BanCorp, Inc.	2,058	59,991
Farmers Capital Bank Corp.	1,492	57,964
Merchants Bancshares, Inc.	1,117	57,470
Chemung Financial Corp.	1,550	56,188
Midland States Bancorp, Inc.	1,579	55,518
Salisbury Bancorp, Inc.	1,390	55,044
Eastern Virginia Bankshares, Inc.	5,161	54,861
Western New England Bancorp, Inc.	5,364	53,908
Peoples Bancorp of North Carolina, Inc.	1,956	53,203
First Bancorp, Inc.	1,959	53,108
Jernigan Capital, Inc. REIT	2,457	52,850
National Commerce Corp.*	1,390	52,056
Heritage Oaks Bancorp	3,586	49,343
Entegra Financial Corp.*	2,081	47,863
Southern First Bancshares, Inc.*	1,416	47,437
Veritex Holdings, Inc.*	1,650	47,273
Century Bancorp, Inc. — Class A	738	46,715
Middleburg Financial Corp.	1,290	46,066
Impac Mortgage Holdings, Inc.*,1	3,276	45,536
Unity Bancorp, Inc.	2,680	45,292
Oppenheimer Holdings, Inc. — Class A	2,721	45,169
Penns Woods Bancorp, Inc.	941	44,745
Horizon Technology Finance Corp.	3,818	43,525
Evans Bancorp, Inc.	1,100	43,395
GSV Capital Corp.	8,118	43,107
MBT Financial Corp.	4,023	42,644
Investar Holding Corp.[1]	2,084	41,993
Access National Corp.[1]	1,520	41,967
Severn Bancorp, Inc.*,1	5,851	41,542
Bankwell Financial Group, Inc.	1,264	41,522
Home Bancorp, Inc.	1,147	41,292

See notes to financial statements.
54 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.3% (continued)
Financial – 33.8% (continued)
Investors Title Co.	298	$41,038
First Financial Northwest, Inc.	1,984	40,374
CM Finance, Inc.	3,971	40,306
Southern Missouri Bancorp, Inc.	1,134	39,713
Atlas Financial Holdings, Inc.*	2,936	39,636
Capstar Financial Holdings, Inc.*,1	2,000	39,500
MutualFirst Financial, Inc.	1,246	39,436
Owens Realty Mortgage, Inc. REIT	2,357	39,362
Global Medical REIT, Inc. REIT[1]	4,665	39,186
Health Insurance Innovations, Inc. — Class A*,1	2,180	39,131
People's Utah Bancorp	1,451	38,597
Ellington Residential Mortgage REIT	2,609	38,065
Central Valley Community Bancorp	1,834	37,670
Riverview Bancorp, Inc.	4,822	37,274
Gladstone Capital Corp.[1]	4,023	37,052
Civista Bancshares, Inc.	1,687	36,996
Hallmark Financial Services, Inc.*	3,265	35,980
Two River Bancorp	2,084	35,782
First Internet Bancorp	1,162	35,732
MidSouth Bancorp, Inc.	2,423	35,618
C&F Financial Corp.	748	35,530
First United Corp.*	2,382	34,896
Provident Bancorp, Inc.*,1	1,787	34,847
Griffin Industrial Realty, Inc.	1,103	34,248
Sotherly Hotels, Inc. REIT	4,998	34,236
Parke Bancorp, Inc.[1]	1,572	33,641
Alcentra Capital Corp.[1]	2,680	33,473
Triumph Bancorp, Inc.*	1,244	33,464
SI Financial Group, Inc.	2,273	33,413
Stellus Capital Investment Corp.	2,388	33,265
Gladstone Land Corp. REIT	2,508	32,102
Old Point Financial Corp.	1,092	31,329
Saratoga Investment Corp.[1]	1,374	31,245
Independence Holding Co.	1,719	31,200
Union Bankshares, Inc.[1]	742	30,719
BCB Bancorp, Inc.	2,084	30,635
HMN Financial, Inc.*	1,687	30,535
Timberland Bancorp, Inc.	1,455	30,410
Norwood Financial Corp.	800	29,720
Regional Management Corp.*	1,403	29,449
County Bancorp, Inc.	1,092	29,440
Codorus Valley Bancorp, Inc.	1,101	28,637
United Security Bancshares*	3,680	28,152
Wheeler Real Estate Investment Trust, Inc. REIT	15,631	27,823
Franklin Financial Network, Inc.*	695	27,383
Silvercrest Asset Management Group, Inc. — Class A	1,985	26,500
Manning & Napier, Inc. — Class A	4,236	26,475
First South Bancorp, Inc.	2,287	26,209
Premier Financial Bancorp, Inc.	1,419	26,081
Nicholas Financial, Inc.*	2,295	25,474
Consumer Portfolio Services, Inc.*	4,923	25,452
Eagle Bancorp Montana, Inc.	1,290	25,413
Maui Land & Pineapple Company, Inc.*	2,773	25,234
Conifer Holdings, Inc.*,1	3,578	25,225
United Bancorp, Inc.[1]	1,985	25,011
Asta Funding, Inc.*	2,581	24,003
AmeriServ Financial, Inc.	6,260	23,788
Cherry Hill Mortgage Investment Corp. REIT	1,253	23,243
Plumas Bancorp	1,340	23,182
Five Oaks Investment Corp. REIT[1]	4,392	22,926
Provident Financial Holdings, Inc.	1,191	22,224
Harris & Harris Group, Inc.*	17,271	21,934
OFS Capital Corp.[1]	1,489	21,784
Pacific Mercantile Bancorp*	2,878	21,153
Great Ajax Corp. REIT	1,588	20,866
Poage Bankshares, Inc.[1]	1,044	20,462
US Global Investors, Inc. — Class A	10,731	19,745
Atlantic American Corp.	5,024	19,342
Carolina Bank Holdings, Inc.*	695	19,300
Power REIT*,1	2,680	18,010
Crossroads Capital, Inc.*	6,849	16,301
Colony Bankcorp, Inc.	893	12,234
AeroCentury Corp.*	1,228	12,219
First Acceptance Corp.*	8,360	11,537
Porter Bancorp, Inc.*	1,189	11,236
JG Wentworth Co. — Class A*	28,710	11,197
American Realty Investors, Inc.*	1,479	11,093
Urstadt Biddle Properties, Inc. REIT	626	11,049
Medallion Financial Corp.[1]	4,387	9,608
Great Elm Capital Group, Inc.*,1	2,680	8,844
GlassBridge Enterprises, Inc.*	962	7,157
Condor Hospitality Trust, Inc. REIT	2,978	6,343
Global Brokerage, Inc.*,1	2,084	5,731
Westbury Bancorp, Inc.*	199	4,171
1347 Property Insurance Holdings, Inc.*,1	578	4,162
Randolph Bancorp, Inc.*	199	3,035
Emergent Capital, Inc.*	7,266	2,107
Institutional Financial Markets, Inc.	1,183	1,479
Total Financial		9,132,951

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.3% (continued)
Consumer, Non-cyclical – 24.9%
Heska Corp.*	1,730	$160,439
Barrett Business Services, Inc.	1,827	116,983
CoLucid Pharmaceuticals, Inc.*,1	2,491	115,895
Achaogen, Inc.*,1	4,700	110,215
Carriage Services, Inc. — Class A	4,140	106,688
GenMark Diagnostics, Inc.*,1	9,294	105,208
Hanger, Inc.*	7,350	102,899
Versartis, Inc.*	4,650	101,603
LeMaitre Vascular, Inc.	4,565	101,068
BioTime, Inc.*,1	30,434	98,911
Assembly Biosciences, Inc.*,1	4,220	88,029
Cara Therapeutics, Inc.*,1	5,451	87,379
Teligent, Inc.*,1	11,856	84,771
Akebia Therapeutics, Inc.*	8,106	81,222
RadNet, Inc.*	13,575	80,771
Enzo Biochem, Inc.*	11,918	76,871
BioSpecifics Technologies Corp.*	1,448	76,556
Exactech, Inc.*	3,114	75,670
Cadiz, Inc.*	5,161	75,609
Willdan Group, Inc.*	2,678	74,235
Cutera, Inc.*	3,447	70,319
Collectors Universe, Inc.	2,964	69,357
Addus HomeCare Corp.*	2,138	68,844
Collegium Pharmaceutical, Inc.*,1	5,174	68,607
Franklin Covey Co.*	3,791	68,048
Zogenix, Inc.*,1	6,457	66,830
Lantheus Holdings, Inc.*	5,173	66,214
Limoneira Co.	3,511	64,497
Primo Water Corp.*	4,212	60,400
MediciNova, Inc.*,1	9,161	58,997
Paratek Pharmaceuticals, Inc.*	3,780	56,511
NanoString Technologies, Inc.*,1	2,961	55,874
AxoGen, Inc.*,1	5,173	54,058
Care.com, Inc.*	5,161	52,642
Idera Pharmaceuticals, Inc.*	28,072	52,495
Nature's Sunshine Products, Inc.	4,603	52,474
Turning Point Brands, Inc.*	3,772	49,677
Nutraceutical International Corp.	1,323	44,585
Tactile Systems Technology, Inc.*	2,184	44,182
PRGX Global, Inc.*	7,047	44,044
Crimson Wine Group Ltd.*	4,721	43,999
Protalix BioTherapeutics, Inc.*,1	40,398	42,418
Craft Brew Alliance, Inc.*	2,878	42,307
Infinity Pharmaceuticals, Inc.*	14,988	41,667
Sunesis Pharmaceuticals, Inc.*,1	9,801	41,262
Alico, Inc.	1,600	40,960
Madrigal Pharmaceuticals, Inc.*,1	2,581	40,264
Miragen Therapeutics, Inc.*	3,000	39,330
National Research Corp. — Class A	2,107	39,296
Zynerba Pharmaceuticals, Inc.*	1,700	38,930
Intersections, Inc.*	10,446	38,546
Seneca Foods Corp. — Class A*	1,026	38,526
Proteostasis Therapeutics, Inc.*,1	2,581	37,554
Protagonist Therapeutics, Inc.*	2,668	36,978
Invitae Corp.*,1	3,573	36,837
Peregrine Pharmaceuticals, Inc.*	60,640	36,687
Albireo Pharma, Inc.*,1	1,400	36,428
Voyager Therapeutics, Inc.*,1	2,680	34,706
Corvus Pharmaceuticals, Inc.*,1	2,382	34,253
Neff Corp. — Class A*	2,184	34,070
Misonix, Inc.*,1	3,375	33,750
Five Star Quality Care, Inc.*	14,357	33,021
Synutra International, Inc.*,1	5,532	31,809
Entellus Medical, Inc.*,1	2,283	31,779
Utah Medical Products, Inc.	511	31,631
Span-America Medical Systems, Inc.	1,489	31,567
Conatus Pharmaceuticals, Inc.*,1	6,452	31,421
REGENXBIO, Inc.*,1	1,674	30,802
Iridex Corp.*,1	1,886	29,874
Trevena, Inc.*	7,307	29,666
Concert Pharmaceuticals, Inc.*,1	3,184	29,611
Information Services Group, Inc.*	9,194	29,145
AcelRx Pharmaceuticals, Inc.*,1	9,345	28,502
Selecta Biosciences, Inc.*	2,179	28,501
Lifeway Foods, Inc.*	2,680	28,167
Perceptron, Inc.*	3,573	27,941
Sensus Healthcare, Inc.*	5,955	27,155
Fate Therapeutics, Inc.*,1	6,252	26,821
Genocea Biosciences, Inc.*,1	5,694	26,591
United-Guardian, Inc.	1,787	26,537
CTI BioPharma Corp.*,1	6,301	26,527
FONAR Corp.*	1,415	26,178
Vericel Corp.*,1	8,635	25,905
Inventure Foods, Inc.*,1	4,620	25,780
Nuvectra Corp.*	3,474	25,777
Sientra, Inc.*,1	2,637	25,658
Luna Innovations, Inc.*	13,151	24,329
Edge Therapeutics, Inc.*	2,481	24,239
Catalyst Pharmaceuticals, Inc.*	21,335	24,109
Clearside Biomedical, Inc.*,1	3,067	24,076
See notes to financial statements.
56 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.3% (continued)
Consumer, Non-cyclical – 24.9% (continued)
Digirad Corp.	4,566	$23,972
Alimera Sciences, Inc.*	18,553	23,933
Bovie Medical Corp.*	7,444	23,746
Cumberland Pharmaceuticals, Inc.*	4,181	23,623
Navidea Biopharmaceuticals, Inc.*	49,927	23,401
VIVUS, Inc.*	20,556	23,023
Edgewater Technology, Inc.*	3,276	22,735
GlycoMimetics, Inc.*	3,721	22,735
Durect Corp.*	21,780	22,433
Diversicare Healthcare Services, Inc.	2,283	22,282
Fortress Biotech, Inc.*,1	7,209	22,276
Vermillion, Inc.*	9,595	22,164
Galectin Therapeutics, Inc.*,1	11,639	22,114
Cogentix Medical, Inc.*	10,400	21,840
Recro Pharma, Inc.*	2,779	21,676
Orexigen Therapeutics, Inc.*,1	5,062	21,615
Novan, Inc.*,1	3,800	21,508
Alliance One International, Inc.*	1,469	21,080
MEI Pharma, Inc.*	12,407	20,968
Ra Pharmaceuticals, Inc.*	1,000	20,940
Kura Oncology, Inc.*	2,481	20,716
MGC Diagnostics Corp.[1]	2,072	20,534
Stemline Therapeutics, Inc.*	2,818	19,726
Applied Genetic Technologies Corp.*	2,506	19,422
Gemphire Therapeutics, Inc.*	2,084	19,381
Egalet Corp.*,1	3,896	19,246
Lifevantage Corp.*	3,474	19,246
Patriot National, Inc.*,1	4,169	19,136
Chembio Diagnostics, Inc.*	3,238	19,104
Vital Therapies, Inc.*,1	4,104	19,084
CCA Industries, Inc.*	5,918	18,938
Pfenex, Inc.*	2,600	18,798
ArQule, Inc.*	14,661	18,766
Ampio Pharmaceuticals, Inc.*,1	22,850	18,737
PFSweb, Inc.*	2,639	18,499
SeaSpine Holdings Corp.*	2,600	18,434
Biolase, Inc.*	12,606	18,405
Oncocyte Corp.*	3,253	18,379
CAS Medical Systems, Inc.*	12,517	18,275
Neuralstem, Inc.*,1	3,940	18,242
Abeona Therapeutics, Inc.*,1	3,375	18,225
Harvard Bioscience, Inc.*	6,383	17,872
Senseonics Holdings, Inc.*,1	7,544	17,728
Dicerna Pharmaceuticals, Inc.*,1	5,955	17,150
Rexahn Pharmaceuticals, Inc.*	68,500	17,057
Veracyte, Inc.*	2,145	16,624
Ocean Bio-Chem, Inc.[1]	3,945	16,569
Electromed, Inc.*	3,362	16,474
iRadimed Corp.*,1	1,939	16,191
Cenveo, Inc.*	2,903	16,170
NovaBay Pharmaceuticals, Inc.*,1	4,025	15,899
Juniper Pharmaceuticals, Inc.*,1	3,194	15,810
Cidara Therapeutics, Inc.*,1	2,159	15,545
AVEO Pharmaceuticals, Inc.*	18,454	15,501
GEE Group, Inc.*,1	3,276	15,102
RCM Technologies, Inc.*	2,581	14,970
Bioanalytical Systems, Inc.*	9,032	14,632
Reed's, Inc.*,1	3,690	14,576
AstroNova, Inc.	1,053	14,268
Aeglea BioTherapeutics, Inc.*,1	2,283	14,155
Adamis Pharmaceuticals Corp.*,1	4,087	14,100
Caladrius Biosciences, Inc.*	2,779	13,923
Threshold Pharmaceuticals, Inc.*	22,631	13,742
ARCA biopharma, Inc.*,1	5,360	13,668
Cancer Genetics, Inc.*,1	6,055	13,624
Aptevo Therapeutics, Inc.*	6,750	13,500
Marrone Bio Innovations, Inc.*	6,811	13,350
Cerulean Pharma, Inc.*,1	9,913	12,986
Kindred Biosciences, Inc.*	2,478	12,886
Tandem Diabetes Care, Inc.*,1	5,348	12,835
Psychemedics Corp.	600	12,750
Odyssey Marine Exploration, Inc.*,1	3,077	12,523
Stereotaxis, Inc.*	20,260	12,156
Sonoma Pharmaceuticals, Inc.*,1	1,719	12,119
Female Health Co.*	11,911	12,030
PharmAthene, Inc.	13,342	12,008
Performant Financial Corp.*	6,551	11,792
Tracon Pharmaceuticals, Inc.*,1	2,978	11,614
DLH Holdings Corp.*	2,084	11,566
Aviragen Therapeutics, Inc.*	19,355	11,470
GTx, Inc.*,1	2,431	11,450
Trovagene, Inc.*,1	5,856	11,419
Agile Therapeutics, Inc.*,1	5,106	11,335
Aldeyra Therapeutics, Inc.*,1	2,283	11,301
Cartesian, Inc.*	10,025	11,228
Synthetic Biologics, Inc.*	14,163	11,189
Oragenics, Inc.*	17,866	11,077
Vical, Inc.*	5,161	10,993
Cesca Therapeutics, Inc.*,1	3,673	10,909
Northwest Biotherapeutics, Inc.*	27,644	10,781

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.3% (continued)
Consumer, Non-cyclical – 24.9% (continued)
Verastem, Inc.*	9,429	$10,749
Cleveland BioLabs, Inc.*,1	6,233	10,596
Eleven Biotherapeutics, Inc.*,1	5,291	10,582
Invuity, Inc.*,1	1,340	10,519
Professional Diversity Network, Inc.*,1	782	10,322
Hudson Global, Inc.	9,522	10,189
XOMA Corp.*,1	2,163	10,166
BioLife Solutions, Inc.*,1	5,235	10,156
Immune Design Corp.*,1	1,986	10,129
Transgenomic, Inc.*	24,814	10,050
Senomyx, Inc.*	8,609	9,728
Flex Pharma, Inc.*,1	2,283	9,520
Imprimis Pharmaceuticals, Inc.*,1	3,871	9,445
Marinus Pharmaceuticals, Inc.*	6,650	9,177
InfuSystem Holdings, Inc.*	4,166	9,165
Natural Alternatives International, Inc.*	1,004	9,136
Jaguar Animal Health, Inc.*	7,643	9,095
Strata Skin Sciences, Inc.*	15,174	9,029
Argos Therapeutics, Inc.*,1	7,639	8,785
AdCare Health Systems, Inc.*	6,504	8,780
Interpace Diagnostics Group, Inc.*,1	3,136	8,718
Alphatec Holdings, Inc.*	2,572	8,668
Crystal Rock Holdings, Inc.*	11,401	8,552
Apricus Biosciences, Inc.*,1	2,948	8,549
Pernix Therapeutics Holdings, Inc.*,1	2,643	8,510
Corium International, Inc.*,1	2,085	8,027
Sierra Oncology, Inc.*	5,062	7,643
CytoSorbents Corp.*,1	1,340	7,571
SunLink Health Systems, Inc.*	4,479	7,166
SPAR Group, Inc.*	6,600	6,930
Heat Biologics, Inc.*,1	8,139	6,855
Nivalis Therapeutics, Inc.*	2,481	6,773
OncoGenex Pharmaceuticals, Inc.*	11,935	6,505
CareDx, Inc.*	3,014	6,329
Cytori Therapeutics, Inc.*,1	3,755	6,308
Evoke Pharma, Inc.*,1	1,886	6,205
Bioptix, Inc.*,1	1,985	6,114
Zosano Pharma Corp.*	2,184	5,853
Windtree Therapeutics, Inc.*	4,963	5,757
Versar, Inc.*	5,558	5,725
MabVax Therapeutics Holdings, Inc.*,1	1,886	5,715
Truett-Hurst, Inc.*	2,647	5,612
Inotek Pharmaceuticals Corp.*,1	3,350	5,360
ImmunoCellular Therapeutics Ltd.*,1	1,984	5,357
CytRx Corp.*	12,408	5,343
Biocept, Inc.*,1	2,514	5,154
Mast Therapeutics, Inc.*	46,353	5,145
PhotoMedex, Inc.*,1	2,350	5,123
Strongbridge Biopharma plc*	1,588	4,685
Microbot Medical, Inc.*,1	684	4,644
Histogenics Corp.*	2,779	4,641
Proteon Therapeutics, Inc.*	2,400	4,440
KemPharm, Inc.*	1,000	4,100
Anthera Pharmaceuticals, Inc.*,1	5,753	3,912
Dimension Therapeutics, Inc.*	2,283	3,881
Viking Therapeutics, Inc.*	2,481	3,796
Akers Biosciences, Inc.*	2,829	3,678
NeuroMetrix, Inc.*	6,070	3,672
CombiMatrix Corp.*,1	788	3,664
EnteroMedics, Inc.*,1	561	3,568
Aytu BioScience, Inc.*	3,792	3,549
Hemispherx Biopharma, Inc.*	7,404	3,517
Skyline Medical, Inc.*,1	1,819	3,492
Opexa Therapeutics, Inc.*	3,660	3,477
Celsion Corp.*	15,286	3,397
Tonix Pharmaceuticals Holding Corp.*,1	6,557	3,279
Hooper Holmes, Inc.*	3,587	3,017
Roka Bioscience, Inc.*,1	675	3,011
Apollo Endosurgery, Inc.*,1	298	2,998
Dipexium Pharmaceuticals, Inc.*	2,481	2,729
Cerecor, Inc.*	3,673	2,681
BioPharmX Corp.*	5,483	2,523
Dextera Surgical, Inc.*,1	1,972	2,288
Cellectar Biosciences, Inc.*,1	921	2,017
Acura Pharmaceuticals, Inc.*	3,684	1,805
Yield10 Bioscience, Inc.*	4,826	1,729
ERBA Diagnostics, Inc.*	5,930	1,370
TetraLogic Pharmaceuticals Corp.*	21,405	1,231
American CareSource Holdings, Inc.*	161,715	1,026
Universal Security Instruments, Inc.*,1	334	985
Amedica Corp.*	1,891	734
Onconova Therapeutics, Inc.*,1	235	646
InterCloud Systems, Inc.*	58,152	599
GlobeImmune, Inc.*	2,121	403
Delcath Systems, Inc.*	1,588	218
Rock Creek Pharmaceuticals, Inc.*	6,277	13
Tobira Therapeutics, Inc.*,†††,1,2	1,799	—
Total Consumer, Non-cyclical		6,709,838

See notes to financial statements.
58 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.3% (continued)
Industrial – 10.7%
Applied Optoelectronics, Inc.*	3,855	$177,022
Casella Waste Systems, Inc. — Class A*	9,195	107,398
KEMET Corp.*	9,330	101,044
CECO Environmental Corp.	8,274	93,496
IES Holdings, Inc.*	4,945	92,719
VSE Corp.	2,092	85,102
Advanced Emissions Solutions, Inc.*	7,312	78,750
CyberOptics Corp.*	2,084	71,690
Hudson Technologies, Inc.*	8,238	58,984
Heritage-Crystal Clean, Inc.*	3,957	58,959
Intevac, Inc.*	5,806	58,640
Control4 Corp.*	3,915	58,451
Energous Corp.*,1	3,739	57,357
LSI Industries, Inc.	5,804	57,343
Goldfield Corp.*	7,688	55,738
LMI Aerospace, Inc.*	3,970	54,628
Hurco Companies, Inc.	1,846	50,765
Covenant Transportation Group, Inc. — Class A*	2,333	46,753
NVE Corp.	589	46,154
Sparton Corp.*	1,933	44,826
ZAGG, Inc.*	6,740	40,777
Napco Security Technologies, Inc.*	4,697	40,629
TRC Companies, Inc.*	3,954	40,529
Synalloy Corp.*	3,772	39,417
Aqua Metals, Inc.*,1	2,300	39,192
Layne Christensen Co.*,1	3,772	36,023
Core Molding Technologies, Inc.*	2,191	35,472
Global Power Equipment Group, Inc.*,1	6,649	34,242
UFP Technologies, Inc.*	1,412	33,888
MOCON, Inc.	1,735	33,833
Sterling Construction Company, Inc.*	3,758	33,784
Iteris, Inc.*	7,108	33,123
Gencor Industries, Inc.*	2,272	32,376
Broadwind Energy, Inc.*	5,815	32,041
Lawson Products, Inc.*	1,126	31,134
Allied Motion Technologies, Inc.	1,288	31,105
Key Technology, Inc.*	2,378	30,914
Ultralife Corp.*	5,558	30,291
Eagle Bulk Shipping, Inc.*	5,558	29,680
Identiv, Inc.*	5,955	29,537
Omega Flex, Inc.	642	29,147
Ballantyne Strong, Inc.*	4,367	28,386
Willis Lease Finance Corp.*	1,092	27,759
Revolution Lighting Technologies, Inc.*,1	4,427	27,536
Hardinge, Inc.	2,492	26,091
Orion Energy Systems, Inc.*	13,301	25,804
Eastern Co.	1,290	24,962
CPI Aerostructures, Inc.*	3,077	23,693
Arotech Corp.*	6,055	23,615
Pure Cycle Corp.*,1	4,576	23,566
Xerium Technologies, Inc.*	4,383	22,529
Manitex International, Inc.*,1	2,903	22,411
LRAD Corp.	14,095	22,411
Aspen Aerogels, Inc.*	5,129	21,234
CUI Global, Inc.*,1	3,176	20,072
MFRI, Inc.*	2,481	19,972
Innovative Solutions & Support, Inc.*	6,252	19,631
MicroVision, Inc.*,1	12,232	19,571
PAM Transportation Services, Inc.*	967	17,628
Ecology and Environment, Inc. — Class A	1,687	16,870
Taylor Devices, Inc.*,1	1,092	15,790
ENGlobal Corp.*	6,452	15,614
CryoPort, Inc.*	4,268	15,194
Air T, Inc.*	695	14,769
Chicago Rivet & Machine Co.	334	14,699
Empire Resources, Inc.[1]	2,418	13,492
IEC Electronics Corp.*	3,573	13,470
Document Security Systems, Inc.*	10,062	13,081
CVD Equipment Corp.*,1	1,276	12,556
Research Frontiers, Inc.*,1	7,047	11,839
Astrotech Corp.*	7,258	11,540
EnSync, Inc.*	20,010	11,226
Resonant, Inc.*,1	2,283	10,867
Digital Ally, Inc.*,1	2,295	10,672
UQM Technologies, Inc.*	22,829	10,387
Ideal Power, Inc.*,1	3,077	8,769
SigmaTron International, Inc.*,1	2,096	8,698
Tecogen, Inc.*	2,295	8,606
ClearSign Combustion Corp.*,1	2,084	8,128
P&F Industries, Inc. — Class A	893	7,519
American Electric Technologies, Inc.*,1	3,759	7,142
Giga-Tronics, Inc.*	7,716	6,713
Appliance Recycling Centers of America, Inc.*	5,558	6,114
AG&E Holdings, Inc.*	19,899	5,649
Clean Diesel Technologies, Inc.*,1	1,925	5,332
Energy Focus, Inc.*,1	1,674	5,173
NXT-ID, Inc.*	2,382	5,002
MagneGas Corp.*	8,052	3,825
IntriCon Corp.*,1	334	2,655
Digital Power Corp.*	3,474	2,154

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.3% (continued)
Industrial – 10.7% (continued)
Pro-DEX, Inc.*,1	397	$1,985
Erickson, Inc.*,1	2,022	303
Total Industrial		2,895,657

Consumer, Cyclical – 9.2%
Green Brick Partners, Inc.*,1	13,914	131,487
Hooker Furniture Corp.	3,707	122,331
Culp, Inc.	3,543	120,462
Reading International, Inc. — Class A*	5,796	92,388
Malibu Boats, Inc. — Class A*	4,429	91,060
Beazer Homes USA, Inc.*	7,412	90,427
Flexsteel Industries, Inc.	1,447	72,755
Supreme Industries, Inc. — Class A	3,640	71,161
Nathan's Famous, Inc.*	976	60,511
Bassett Furniture Industries, Inc.	2,024	55,356
Miller Industries, Inc.	2,174	54,350
RCI Hospitality Holdings, Inc.	3,144	53,542
Spartan Motors, Inc.	7,928	52,721
Commercial Vehicle Group, Inc.*	8,139	51,276
Destination XL Group, Inc.*,1	17,046	51,138
Superior Uniform Group, Inc.	2,699	49,446
J Alexander's Holdings, Inc.*	5,297	49,262
Build-A-Bear Workshop, Inc. — Class A*	5,290	47,875
PCM, Inc.*	1,779	47,855
Golden Entertainment, Inc.	4,015	47,578
West Marine, Inc.*	4,743	43,588
America's Car-Mart, Inc.*,1	1,344	42,806
Johnson Outdoors, Inc. — Class A	1,201	42,131
Castle Brands, Inc.*	39,008	40,568
Lifetime Brands, Inc.	2,451	35,540
Jamba, Inc.*,1	3,460	33,597
Freshpet, Inc.*,1	3,287	33,199
Escalade, Inc.	2,549	33,137
Del Frisco's Restaurant Group, Inc.*	2,083	33,120
Century Casinos, Inc.*	4,800	32,832
Tandy Leather Factory, Inc.*	4,070	32,560
Delta Apparel, Inc.*	1,858	32,534
New York & Company, Inc.*	13,693	31,494
UCP, Inc. — Class A*	2,854	30,966
EnviroStar, Inc.[1]	1,379	30,062
Town Sports International Holdings, Inc.*	8,635	29,359
Black Diamond, Inc.*,1	5,196	28,838
VOXX International Corp. — Class A*	5,750	28,463
Luby's, Inc.*	8,385	28,341
Cherokee, Inc.*	2,900	27,260
Gaia, Inc.*	3,176	27,155
Destination Maternity Corp.*	5,360	26,907
Skyline Corp.*	2,202	26,534
Kewaunee Scientific Corp.	880	22,220
Red Lion Hotels Corp.*	2,957	22,030
BlueLinx Holdings, Inc.*	3,077	21,016
Bravo Brio Restaurant Group, Inc.*	5,161	20,644
Boot Barn Holdings, Inc.*,1	2,000	20,540
Lakeland Industries, Inc.*	1,985	19,949
Kona Grill, Inc.*,1	3,125	19,844
Famous Dave's of America, Inc.*	3,276	18,509
New Home Company, Inc.*,1	1,745	18,235
Peak Resorts, Inc.	2,835	17,010
Dixie Group, Inc.*	4,270	15,159
Nevada Gold & Casinos, Inc.*	6,252	12,754
Strattec Security Corp.	383	11,394
Dover Motorsports, Inc.	5,062	11,136
Entertainment Gaming Asia, Inc.*	5,582	9,322
Diversified Restaurant Holdings, Inc.*	5,149	9,268
Papa Murphy's Holdings, Inc.*,1	1,865	7,964
AMREP Corp.*	1,117	6,758
Virco Manufacturing Corp.*	1,588	6,590
Rave Restaurant Group, Inc.*,1	2,811	6,325
Comstock Holding Companies, Inc.*	2,680	5,735
Educational Development Corp.	596	5,692
Forward Industries, Inc.*	4,689	5,205
Dover Downs Gaming & Entertainment, Inc.*	2,382	2,549
hhgregg, Inc.*,1	6,650	865
Ignite Restaurant Group, Inc.*	1,338	574
Rocky Brands, Inc.	17	184
Bagger Dave's Burger Tavern, Inc.*,†††,2	5,149	—
Total Consumer, Cyclical		2,481,443

Technology – 6.0%
Ultra Clean Holdings, Inc.*	9,120	126,312
Axcelis Technologies, Inc.*	5,866	90,630
Immersion Corp.*	7,076	77,340
Digimarc Corp.*,1	2,998	75,550
CommerceHub, Inc.*	4,169	68,789
GigPeak, Inc.*	19,138	58,562
Exa Corp.*	3,623	56,771
Tabula Rasa HealthCare, Inc.*	3,700	52,429
Mitek Systems, Inc.*	8,040	50,250
AXT, Inc.*	6,508	46,207
QAD, Inc. — Class B	2,035	42,959
NCI, Inc. — Class A*	2,869	42,461
Model N, Inc.*	3,871	41,226
Radisys Corp.*	10,224	39,056
EMCORE Corp.	4,316	38,628
Pixelworks, Inc.*	9,429	37,339
Inseego Corp.*,1	12,904	37,164

See notes to financial statements.
60 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.3% (continued)
Technology – 6.0% (continued)
Aehr Test Systems*	7,034	$36,858
Amber Road, Inc.*	4,299	32,414
American Software, Inc. — Class A	3,127	32,333
WidePoint Corp.*	45,063	31,995
DMC Global, Inc.	2,087	31,200
ExOne Co.*,1	3,020	29,958
GSE Systems, Inc.*	8,810	29,073
GSI Technology, Inc.*	4,101	28,666
USA Technologies, Inc.*	7,047	28,188
Simulations Plus, Inc.	2,878	27,773
Datawatch Corp.*	3,474	26,402
Innodata, Inc.*	11,613	26,129
Guidance Software, Inc.*	3,673	25,050
PAR Technology Corp.*	3,673	24,058
Mattersight Corp.*,1	6,609	23,462
SharpSpring, Inc.*	4,466	23,089
Richardson Electronics Ltd.	3,726	23,064
Computer Task Group, Inc.	3,328	19,236
eMagin Corp.*	8,238	18,124
Icad, Inc.*,1	4,268	16,048
CSP, Inc.	1,597	13,990
Netlist, Inc.*	14,095	13,817
Socket Mobile, Inc.*,1	3,276	13,006
Zedge, Inc. — Class B*	3,673	12,745
Echelon Corp.*	2,283	11,073
Intermolecular, Inc.*	9,726	10,018
Smith Micro Software, Inc.*	6,452	8,452
Mastech Digital, Inc.*	1,191	7,861
PolarityTE, Inc.*,1	1,224	7,748
Atomera, Inc.*	1,191	6,884
MoSys, Inc.*	2,215	5,693
Inpixon*	9,280	2,181
Inventergy Global, Inc.*	3,474	1,740
Total Technology		1,630,001

Communications – 5.6%
MeetMe, Inc.*	14,988	72,391
FairPoint Communications, Inc.*	4,533	71,847
Zix Corp.*	14,300	71,643
Hawaiian Telcom Holdco, Inc.*	2,744	66,184
Straight Path Communications, Inc. — Class B*,1	1,805	61,514
Clearfield, Inc.*,1	3,437	56,195
Saga Communications, Inc. — Class A	946	47,205
Townsquare Media, Inc. — Class A*	4,169	45,317
Preformed Line Products Co.	893	41,096
Autobytel, Inc.*	3,248	40,600
A H Belo Corp. — Class A	5,752	36,238
Reis, Inc.	1,837	35,454
Tremor Video, Inc.*	15,322	33,862
Lee Enterprises, Inc.*	11,697	30,412
Lantronix, Inc.*	10,496	29,704
Numerex Corp. — Class A*,1	5,894	29,411
Aviat Networks, Inc.*	1,880	29,140
HC2 Holdings, Inc.*	5,023	27,627
KVH Industries, Inc.*	2,505	25,175
Salem Media Group, Inc. — Class A	3,370	24,096
ClearOne, Inc.	2,084	23,758
iPass, Inc.*	17,569	22,488
ID Systems, Inc.*,1	3,772	22,104
Value Line, Inc.[1]	1,228	21,981
RELM Wireless Corp.[1]	4,346	21,947
Optical Cable Corp.*,1	6,253	21,573
Ooma, Inc.*	2,010	20,402
US Auto Parts Network, Inc.*	5,897	20,345
Alaska Communications Systems Group, Inc.*	11,998	20,037
UTStarcom, Inc.*	10,918	18,561
Beasley Broadcast Group, Inc. — Class A	2,031	17,873
Rightside Group Ltd.*	2,121	17,795
Tessco Technologies, Inc.	1,253	17,793
Remark Media, Inc.*,1	5,806	17,302
Westell Technologies, Inc. — Class A*	23,623	16,654
YuMe, Inc.*	4,242	15,441
Communications Systems, Inc.	3,162	13,850
Aerohive Networks, Inc.*,1	2,903	13,789
LightPath Technologies, Inc. — Class A*	5,694	13,381
Leaf Group Ltd.*	1,687	13,243
Support.com, Inc.*	6,087	13,209
EVINE Live, Inc.*	9,850	12,608
BroadVision, Inc.*	2,184	12,558
Covisint Corp.*	6,252	12,504
Globalscape, Inc.	3,274	12,310
Emmis Communications Corp. — Class A*	4,417	12,235
Rocket Fuel, Inc.*	4,268	12,036
RF Industries Ltd.	7,816	11,333
Airgain, Inc.*,1	893	11,252
Synacor, Inc.*	3,474	10,422
Onvia, Inc.*,1	2,283	10,159
Radio One, Inc. — Class D*,1	3,673	10,101
Marin Software, Inc.*	3,981	9,156
TheStreet.com, Inc.*	11,712	9,077
Spark Networks, Inc.*	9,145	8,963
Connecture, Inc.*,1	4,665	8,957
Sajan, Inc.*	2,121	8,272
Xcel Brands, Inc.*	1,687	8,013
ParkerVision, Inc.*,1	3,772	7,959

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
COMMON STOCKS† – 99.3% (continued)
Communications – 5.6% (continued)
Fusion Telecommunications International, Inc.*	5,099	$7,190
CafePress, Inc.*	2,171	6,556
NTN Buzztime, Inc.*	993	5,640
eGain Corp.*	3,081	5,546
RLJ Entertainment, Inc.*	2,270	5,017
Cinedigm Corp. — Class A*	3,057	4,616
Spherix, Inc.*	3,871	4,336
WPCS International, Inc.*	2,680	3,832
Spanish Broadcasting System, Inc. — Class A*	2,680	3,484
Net Element, Inc.*	4,165	3,386
McClatchy Co. — Class A*	188	2,096
FunctionX, Inc.*	1,692	1,567
Xtera Communications, Inc.*	7,246	145
Total Communications		1,499,963

Energy – 5.5%
Basic Energy Services, Inc.*	6,512	256,443
Resolute Energy Corp.*,1	4,657	216,782
Natural Gas Services Group, Inc.*	3,822	99,563
Panhandle Oil and Gas, Inc. — Class A	4,725	93,082
Pioneer Energy Services Corp.*	17,172	90,153
Evolution Petroleum Corp.	9,540	83,475
Pacific Ethanol, Inc.*,1	9,528	74,794
Gastar Exploration, Inc.*	29,332	53,678
Tellurian, Inc.*,1	2,704	48,293
Trecora Resources*	4,006	48,273
Adams Resources & Energy, Inc.	1,118	45,279
Dawson Geophysical Co.*	5,839	45,077
Renewable Energy Group, Inc.*	4,779	42,533
Willbros Group, Inc.*	12,307	36,921
Harvest Natural Resources, Inc.*,1	4,516	29,941
Isramco, Inc.*	214	26,001
Mitcham Industries, Inc.*	5,161	24,979
Comstock Resources, Inc.*	2,481	23,247
Approach Resources, Inc.*,1	8,482	22,477
Zion Oil & Gas, Inc.*	15,071	19,593
Vantage Drilling Co.*	857,240	16,288
VAALCO Energy, Inc.*	13,634	15,270
Rex Energy Corp.*	21,900	13,425
Mexco Energy Corp.*	2,317	9,963
Enphase Energy, Inc.*	5,482	9,813
Peabody Energy Corp.*,1	4,300	9,503
Superior Drilling Products, Inc.*	8,697	8,958
Sunworks, Inc.*	4,516	8,897
Barnwell Industries, Inc.*	2,680	6,378
Vertex Energy, Inc.*,1	3,198	4,349
Tengasco, Inc.*	3,127	1,814
Triangle Petroleum Corp.*	6,500	1,723
Camber Energy, Inc.*,1	1,674	1,202
ZaZa Energy Corp.*	17,418	1,045
Gevo, Inc.*,1	695	702
Real Goods Solar, Inc. — Class A*	37	62
Ascent Solar Technologies, Inc.*	1,007	3
Total Energy		1,489,979

Basic Materials – 2.3%
Landec Corp.*	7,719	97,259
KMG Chemicals, Inc.	2,606	95,798
Orchids Paper Products Co.[1]	3,000	85,530
Shiloh Industries, Inc.*	3,375	52,076
Uranium Energy Corp.*	29,069	43,313
Codexis, Inc.*	10,422	42,730
Universal Stainless & Alloy Products, Inc.*	2,878	41,702
Intrepid Potash, Inc.*	20,149	40,298
Oil-Dri Corporation of America	976	34,433
United States Lime & Minerals, Inc.	334	25,437
Northern Technologies International Corp.*	1,172	18,166
Vista Gold Corp.*,1	12,840	13,610
Uranium Resources, Inc.*,1	5,757	11,514
Golden Minerals Co.*	17,569	10,719
US Antimony Corp.*	23,425	8,902
Total Basic Materials		621,487

Utilities – 1.3%
York Water Co.	2,974	107,065
Artesian Resources Corp. — Class A	1,631	53,741
Gas Natural, Inc.	3,761	47,577
Delta Natural Gas Company, Inc.	1,325	40,360
RGC Resources, Inc.	1,266	33,397
Global Water Resources, Inc.[1]	2,680	23,021
US Geothermal, Inc.*	4,260	17,849
Synthesis Energy Systems, Inc.*	20,610	17,514
Total Utilities		340,524
Total Common Stocks
(Cost $25,138,169)		26,801,843

ROYALTY TRUSTS† – 0.4%
Energy – 0.4%
Cross Timbers Royalty Trust	2,084	33,448
Pacific Coast Oil Trust	13,896	27,236
Enduro Royalty Trust	7,047	23,960
Hugoton Royalty Trust	10,124	17,211
Total Royalty Trusts
(Cost $106,432)		101,855

WARRANTS††† – 0.0%
Basic Energy Services, Inc.[2]
(Cost $0)	335	—

See notes to financial statements.
62 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF continued

	Shares	Value
RIGHTS†† – 0.0%**
First United Corp.
Expires 03/17/17
(Cost $0)	2,382	$810

	Face
	Amount	Value
CONVERTIBLE BONDS†† – 0.0%**
Consumer, Non-cyclical – 0.0%**
Catalyst Biosciences, Inc.
0.00% due 02/19/183
(Cost $6,475)	$6,475	$4,015

SECURITIES LENDING COLLATERAL††,4 – 13.2%
Joint Repurchase Agreements
Citigroup Global Markets, Inc.
issued 02/28/17 at 0.54%
due 03/01/17	829,996	829,996
BNP Paribas Securities Corp.
issued 02/28/17 at 0.53%
due 03/01/17	829,996	829,996
Merrill Lynch, Pierce, Fenner & Smith, Inc.
issued 02/28/17 at 0.52%
due 03/01/17	829,996	829,996
RBC Dominion Securities, Inc.
issued 02/28/17 at 0.51%
due 03/01/17	829,996	829,996
J.P. Morgan Securities LLC
issued 02/28/17 at 0.52%
due 03/01/17	246,004	246,004
Total Securities Lending Collateral
(Cost $3,565,988)		3,565,988
Total Investments – 112.9%
(Cost $28,817,064)		$30,474,511
Other Assets & Liabilities, net – (12.9)%		(3,472,824)
Total Net Assets – 100.0%		$27,001,687

*	Non-income producing security.
**	Less than 0.1%
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	All or portion of this security is on loan at February 28, 2017 — See Note 2.
2	Security was fair valued by the Valuation Committee at February 28, 2017. The total market value of fair valued securities amounts to $0, (cost $26,079) or less than 0.1% of total net assets.
3	Zero coupon rate security.
4	Securities lending collateral — See Note 2.

plc	Public Limited Company
REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
	% of Long-Term
Country	Investments
United States	99.5%
Cayman Islands	0.3%
Canada	0.1%
Marshall Islands	0.1%
Ireland	0.0%	*
Total Long–Term Investments	100.0%
*Less than 0.1%
The following table summarizes the inputs used to value the Fund's investments at February 28, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs		Total
Assets
Common Stocks	$26,801,843	$—	$—	*	$26,801,843
Royalty Trusts	101,855	—	—		101,855
Warrants	—	—	—	*	—
Rights	—	810	—		810
Convertible Bonds	—	4,015	—		4,015
Securities Lending
Collateral	—	3,565,988	—		3,565,988
Total	$26,903,698	$3,570,813	$—	*	$30,474,511
*Market value is less than $1.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 28, 2017, there were no transfers between levels.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended February 28, 2017:

Beginning Balance	$2,701
Change in Unrealized Gain/Loss	(23,357)
Purchases	24,718
Corporate Actions	(4,062)
Ending Balance	$— *
Net change in unrealized appreciation (depreciation) for
investments in securities still held at February 28, 2017	$(23,357)
*Market value is less than $1.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WREI Wilshire US REIT ETF

	Shares	Value
COMMON STOCKS† – 99.4%
Financial – 99.4%
Simon Property Group, Inc.	10,711	$1,975,108
Public Storage	5,262	1,196,895
Prologis, Inc.	18,019	919,871
Welltower, Inc.	12,358	869,755
AvalonBay Communities, Inc.	4,681	860,275
Equity Residential	12,464	786,104
Ventas, Inc.	12,070	785,154
Vornado Realty Trust	6,886	756,564
Boston Properties, Inc.	5,241	728,655
Digital Realty Trust, Inc.	5,418	585,144
Essex Property Trust, Inc.	2,233	524,085
HCP, Inc.	15,939	522,640
Host Hotels & Resorts, Inc.	25,220	453,709
GGP, Inc.	17,210	427,841
Mid-America Apartment Communities, Inc.	3,870	397,565
SL Green Realty Corp.	3,453	389,084
Kimco Realty Corp.	14,488	351,334
Federal Realty Investment Trust	2,447	344,366
Extra Space Storage, Inc.	4,289	339,646
Alexandria Real Estate Equities, Inc.	2,843	339,198
UDR, Inc.	9,110	332,515
Duke Realty Corp.	12,090	309,988
Macerich Co.	3,870	260,761
Camden Property Trust	2,982	252,426
Regency Centers Corp.	3,562	250,587
Apartment Investment & Management Co. — Class A	5,348	248,842
Kilroy Realty Corp.	3,146	242,714
Equity LifeStyle Properties, Inc.	2,908	231,535
American Campus Communities, Inc.	4,503	230,103
Brixmor Property Group, Inc.	9,854	229,992
Douglas Emmett, Inc.	5,166	208,396
Sun Communities, Inc.	2,489	206,164
Liberty Property Trust	5,011	197,634
Forest City Realty Trust, Inc. — Class A	8,253	188,581
American Homes 4 Rent — Class A	7,700	183,029
Highwoods Properties, Inc.	3,416	179,306
Hospitality Properties Trust	5,599	177,936
Hudson Pacific Properties, Inc.	4,671	170,865
CubeSmart	6,137	167,233
Omega Healthcare Investors, Inc.	5,122	167,182
Senior Housing Properties Trust	8,097	165,989
DDR Corp.	11,111	160,665
Healthcare Trust of America, Inc. — Class A	4,831	155,413
Weingarten Realty Investors	4,366	154,862
Apple Hospitality REIT, Inc.	7,613	149,519
DCT Industrial Trust, Inc.	3,098	148,209
CyrusOne, Inc.	2,847	144,912
Life Storage, Inc.	1,581	140,124
Taubman Centers, Inc.	1,937	135,125
Equity Commonwealth*	4,279	133,762
DuPont Fabros Technology, Inc.	2,577	132,690
Healthcare Realty Trust, Inc.	3,950	126,242
Retail Properties of America, Inc. — Class A	8,091	124,682
Paramount Group, Inc.	6,632	115,596
Empire State Realty Trust, Inc. — Class A	5,284	115,244
Cousins Properties, Inc.	13,409	114,647
Piedmont Office Realty Trust, Inc. — Class A	4,951	113,576
Ryman Hospitality Properties, Inc.	1,739	112,113
LaSalle Hotel Properties	3,854	111,381
Tanger Factory Outlet Centers, Inc.	3,274	110,890
Corporate Office Properties Trust	3,230	110,111
Sunstone Hotel Investors, Inc.	7,380	108,855
PS Business Parks, Inc.	924	107,378
First Industrial Realty Trust, Inc.	3,986	107,223
Education Realty Trust, Inc.	2,490	104,954
CoreSite Realty Corp.	1,156	104,121
National Health Investors, Inc.	1,358	102,828
Equity One, Inc.	3,216	101,819
Brandywine Realty Trust	5,970	99,460
Columbia Property Trust, Inc.	4,209	97,186
RLJ Lodging Trust	4,237	96,434
Mack-Cali Realty Corp.	3,057	89,112
Urban Edge Properties	3,196	88,625
Acadia Realty Trust	2,757	88,307
EastGroup Properties, Inc.	1,121	83,335
Washington Real Estate Investment Trust	2,542	83,149
Retail Opportunity Investments Corp.	3,726	81,972
Care Capital Properties, Inc.	2,862	75,242
DiamondRock Hospitality Co.	6,828	74,220
Pebblebrook Hotel Trust	2,457	70,639
American Assets Trust, Inc.	1,556	68,464
Kite Realty Group Trust	2,848	64,507
Quality Care Properties, Inc.*	3,188	60,509
Sabra Health Care REIT, Inc.	2,224	60,493
Monogram Residential Trust, Inc.	5,687	58,519
CBL & Associates Properties, Inc.	5,822	58,395
New York REIT, Inc.	5,653	55,626
Washington Prime Group, Inc.	5,941	55,073
STAG Industrial, Inc.	2,061	53,236
Government Properties Income Trust	2,427	50,020

See notes to financial statements.
64 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	February 28, 2017
WREI Wilshire US REIT ETF continued

	Shares	Value
COMMON STOCKS† – 99.4% (continued)
Financial – 99.4% (continued)
Chesapeake Lodging Trust	2,049	$49,504
Summit Hotel Properties, Inc.	2,978	45,831
Franklin Street Properties Corp.	3,656	45,298
Terreno Realty Corp.	1,582	43,822
Ramco-Gershenson Properties Trust	2,702	42,313
Alexander's, Inc.	92	40,218
Pennsylvania Real Estate Investment Trust	2,370	39,105
Rexford Industrial Realty, Inc.	1,531	35,182
Parkway, Inc.	1,670	35,037
Monmouth Real Estate Investment Corp.	2,382	34,777
FelCor Lodging Trust, Inc.	4,697	34,053
National Storage Affiliates Trust	1,278	30,953
Urstadt Biddle Properties, Inc. — Class A	1,334	29,722
Tier REIT, Inc.	1,628	29,434
QTS Realty Trust, Inc. — Class A	554	29,140
Universal Health Realty Income Trust	436	27,982
Hersha Hospitality Trust	1,427	27,841
Investors Real Estate Trust[1]	4,147	26,956
Chatham Lodging Trust	1,308	26,199
Saul Centers, Inc.	409	26,192
Easterly Government Properties, Inc.	1,206	24,928
Silver Bay Realty Trust Corp.	1,098	23,639
NorthStar Realty Europe Corp.	1,910	23,187
First Potomac Realty Trust	1,988	19,860
Ashford Hospitality Trust, Inc.	2,886	18,961
Cedar Realty Trust, Inc.	2,908	17,070
NexPoint Residential Trust, Inc.	610	14,549
Ashford Hospitality Prime, Inc.	761	9,931
Total Financial		23,965,919
Total Common Stocks
(Cost $22,030,510)		$23,965,919
Other Assets & Liabilities, net – 0.6%		148,721
Total Net Assets – 100.0%		$24,114,640

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
1	All or portion of this security is on loan at February 28, 2017 — See Note 2.

REIT	Real Estate Investment Trust
See Sector Classification in Supplemental Information section.

Country Diversification
% of
Country	Common Stocks
United States	100.0%
The following table summarizes the inputs used to value the Fund's investments at February 28, 2017 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets
Common Stocks	$23,965,919	$—	$—	$23,965,919
Total	$23,965,919	$—	$—	$23,965,919
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended February 28, 2017, there were no transfers between levels.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 65

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	February 28, 2017

		Guggenheim	Guggenheim		Guggenheim
	Guggenheim	Defensive	Dow Jones Industrial		Insider
	BRIC ETF	Equity ETF	Average Dividend ETF		Sentiment ETF
	(EEB )	(DEF	) (DJD	)	(NFO	)
ASSETS:
Investments, at value — including securities on loan	$79,714,595	$170,337,656	$7,504,912		$73,824,226
Repurchase agreements, at value	2,176,910	—	—		—
Foreign currency, at value	1,026	—	—		—
Cash	—	632,079	—		50,829
Prepaid expenses	622	—	—		5
Receivables:
Dividends	168,029	244,862	49,903		92,721
Securities lending income	2,644	—	—		—
Tax reclaims	—	9,712	—		16,657
Total assets	82,063,826	171,224,309	7,554,815		73,984,438
LIABILITIES:
Due to custodian	84,931	—	13,781		—
Payable for:
Upon return of securities loaned	2,176,910	—	—		—
Management fees	32,606	49,490	2,903		23,232
Professional fees	6,245	14,870	—		13,461
Intraday valuation fees	2,019	1,475	—		510
Other liabilities	53,182	33,719	—		35,274
Total liabilities	2,355,893	99,554	16,684		72,477
NET ASSETS	$79,707,933	$171,124,755	$7,538,131		$73,911,961
NET ASSETS CONSIST OF:
Paid-in capital	$387,525,346	$185,041,456	$6,585,994		$134,125,176
Undistributed net investment income	333,626	533,568	72,256		195,148
Accumulated net realized gain (loss) on investments	(294,662,944)	(26,115,688)	652,564		(67,250,927)
Net unrealized appreciation (depreciation) on investments	(13,488,095)	11,665,419	227,317		6,842,564
NET ASSETS	$79,707,933	$171,124,755	$7,538,131		$73,911,961
Shares outstanding ($0.01 par value with unlimited amount authorized)	2,550,800	4,150,000	250,000		1,400,800
Net asset value	$31.25	$41.23	$30.15		$52.76
Investments in securities, at cost	93,202,690	158,672,237	7,277,595		66,981,662
Repurchase agreements, at cost	2,176,910	—	—		—
Foreign currency, at cost	1,026	—	—		—
Securities on loan, at value	2,483,144	—	—		—

See notes to financial statements.
66 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) continued	February 28, 2017

	Guggenheim				Guggenheim		Guggenheim
Large Cap Optimized			Guggenheim		Multi-Asset		Raymond James
	Diversification ETF		Mid-Cap Core ETF		Income ETF		SB-1 Equity ETF
	(OPD	)	(CZA	)	(CVY	)	(RYJ )
ASSETS:
Investments, at value — including securities on loan	$1,309,412		$162,212,835		$403,707,188		$193,790,911
Repurchase agreements, at value	15,347		4,140,743		18,848,960		8,376,055
Cash	13,127		373,244		2,885,159		187,931
Prepaid expenses	—		—		2,305		—
Receivables:
Dividends	1,707		360,813		1,296,966		77,267
Securities lending income	15		8,528		42,662		12,363
Investments sold	—		—		142,392		4,169,840
Tax reclaims	—		2,233		134,773		5,039
Total assets	1,339,608		167,098,396		427,060,405		206,619,406
LIABILITIES:
Payable for:
Upon return of securities loaned	15,347		4,140,743		18,848,960		8,376,055
Management fees	403		51,168		132,405		111,191
Investments purchased	—		—		—		4,116,751
Professional fees	—		11,437		21,509		—
Intraday valuation fees	—		251		1,640		—
Other liabilities	—		70,059		210,293		—
Total liabilities	15,750		4,273,658		19,214,807		12,603,997
NET ASSETS	$1,323,858		$162,824,738		$407,845,598		$194,015,409
NET ASSETS CONSIST OF:
Paid-in capital	$1,284,504		$170,699,683		$778,446,284		$243,439,830
Undistributed (distributions in excess of) net investment income	3,377		1,728,197		18,768,692		(446,365)
Accumulated net realized gain (loss) on investments	29,203		(25,037,599)		(411,963,973)		(80,917,337)
Net unrealized appreciation on investments	6,774		15,434,457		22,594,595		31,939,281
NET ASSETS	$1,323,858		$162,824,738		$407,845,598		$194,015,409
Shares outstanding ($0.01 par value with unlimited amount authorized)	50,000		2,800,000		19,550,800		4,872,822
Net asset value	$26.48		$58.15		$20.86		$39.82
Investments in securities, at cost	1,302,638		146,778,378		381,112,593		161,851,630
Repurchase agreements, at cost	15,347		4,140,743		18,848,960		8,376,055
Securities on loan, at value	13,361		4,065,315		19,996,516		8,469,055

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 67

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) continued	February 28, 2017

	Guggenheim		Wilshire		Wilshire
	S&P Spin-Off ETF		Micro-Cap ETF		US REIT ETF
	(CSD	)	(WMCR	)	(WREI	)
ASSETS:
Investments, at value — including securities on loan	$205,320,865		$26,908,523		$23,965,919
Repurchase agreements, at value	2,529,189		3,565,988		—
Cash	—		71,208		139,403
Receivables:
Dividends	400,542		14,401		15,111
Securities lending income	1,435		17,907		—
Total assets	208,252,031		30,578,027		24,120,433
LIABILITIES:
Due to Custodian	138,052		—		—
Payable for:
Upon return of securities loaned	2,529,189		3,565,988		—
Management fees	109,160		10,352		5,793
Professional fees	11,238		—		—
Intraday valuation fees	3,613		—		—
Fund shares redeemed	279		—		—
Other liabilities	157,185		—		—
Total liabilities	2,948,716		3,576,340		5,793
NET ASSETS	$205,303,315		$27,001,687		$24,114,640
NET ASSETS CONSIST OF:
Paid-in capital	$310,170,977		$35,234,925		$21,650,105
Undistributed net investment income	604,959		77,234		223,631
Accumulated net realized gain (loss) on investments		(135,864,812)	(9,967,919)		305,495
Net unrealized appreciation on investments	30,392,191		1,657,447		1,935,409
NET ASSETS	$205,303,315		$27,001,687		$24,114,640
Shares outstanding ($0.01 par value with unlimited amount authorized)	4,500,000		900,800		500,000
Net asset value	$45.62		$29.98		$48.23
Investments in securities, at cost	174,928,674		25,251,076		22,030,510
Repurchase agreements, at cost	2,529,189		3,565,988		—
Securities on loan, at value	2,874,939		3,702,819		26,863

See notes to financial statements.
68 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	February 28, 2017
For the period ended February 28, 2017

		Guggenheim	Guggenheim		Guggenheim
	Guggenheim	Defensive	Dow Jones Industrial		Insider
	BRIC ETF	Equity ETF	Average Dividend ETF		Sentiment ETF
	(EEB )	(DEF )	(DJD	)	(NFO )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$549,572	$2,194,164	$110,833		$675,794
Income from securities lending	28,673	9,648	—		20,183
Less return of capital distributions received	—	—	—		(10,572)
Total investment income	578,245	2,203,812	110,833		685,405
EXPENSES:
Management fees	191,047	415,938	10,128		179,528
Professional fees	22,957	28,080	—		22,692
Custodian fees	22,092	17,493	—		7,910
Licensing fees	15,284	32,342	—		27,843
Administration fees	10,507	22,870	—		9,874
Printing fees	9,729	9,071	—		4,377
Trustees' fees and expenses**	5,179	6,826	—		5,260
Listing fees	2,500	2,500	—		2,500
Intraday valuation fees	1,991	2,008	—		1,514
Insurance	764	1,207	—		858
Other expenses	889	500	—		203
Total expenses	282,939	538,835	10,128		262,559
Less:
Expenses waived by advisor	(38,399)	(27,801)	—		(41,609)
Net expenses	244,540	511,034	10,128		220,950
Net investment income	333,705	1,692,778	100,705		464,455
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(10,453,980)	(5,045,300)	(9,953)		(3,603,443)
In-kind transactions	671,325	17,599,610	662,517		6,933,436
Foreign currency transactions	(310)	—	—		—
Net realized gain (loss)	(9,782,965)	12,554,310	652,564		3,329,993
Net change in unrealized appreciation (depreciation) on:
Investments	16,979,608	(1,537,860)	79,782		564,376
Net realized and unrealized gain	7,196,643	11,016,450	732,346		3,894,369
Net increase in net assets resulting from operations	$7,530,348	$12,709,228	$833,051		$4,358,824
* Foreign taxes withheld	$43,797	$8,742	$—		$—
** Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 69

STATEMENT OF OPERATIONS (Unaudited) continued	February 28, 2017
For the period ended February 28, 2017

	Guggenheim		Guggenheim	Guggenheim
	Large Cap Optimized	Guggenheim	Multi-Asset	Raymond James
	Diversification ETF	Mid-Cap Core ETF	Income ETF	SB-1 Equity ETF
	(OPD )	(CZA )	(CVY )	(RYJ )
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,202	$1,804,368	$9,216,555	$1,122,150
Income from securities lending	69	77,871	213,374	114,895
Less return of capital distributions received	—	—	—	(344,112)
Total investment income	16,271	1,882,239	9,429,929	892,933
EXPENSES:
Management fees	3,190	373,513	1,016,805	689,411
Listing fees	—	2,500	3,801	—
Printing fees	—	7,378	30,352	—
Intraday valuation fees	—	908	1,991	—
Insurance	—	1,110	2,588	—
Professional fees	—	27,031	32,577	—
Administration fees	—	20,543	48,111	—
Trustees' fees and expenses**	—	6,407	11,015	—
Licensing fees	—	99,656	292,644	—
Custodian fees	—	14,779	43,374	—
Other expenses	—	490	644	—
Total expenses	3,190	554,315	1,483,902	689,411
Less:
Expenses waived by advisor	—	(68,749)	(162,056)	—
Net expenses	3,190	485,566	1,321,846	689,411
Net investment income	13,081	1,396,673	8,108,083	203,522
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(33,471)	(3,412,312)	(8,936,302)	(1,008,172)
In-kind transactions	80,221	14,059,363	18,361,300	11,207,958
Net realized gain	46,750	10,647,051	9,424,998	10,199,786
Net change in unrealized appreciation (depreciation) on:
Investments	(37,057)	5,578,092	14,282,525	10,923,144
Net realized and unrealized gain	9,693	16,225,143	23,707,523	21,122,930
Net increase in net assets resulting from operations	$22,774	$17,621,816	$31,815,606	$21,326,452
* Foreign taxes withheld	$20	$8,711	$96,194	$—
** Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
70 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited) continued	February 28, 2017
For the period ended February 28, 2017

	Guggenheim		Wilshire		Wilshire
	S&P Spin-Off ETF		Micro-Cap ETF		US REIT ETF
	(CSD	)	(WMCR	)	(WREI )
INVESTMENT INCOME:
Dividends	$1,813,953		$235,247		$537,420
Income from securities lending	13,846		98,955		287
Total investment income	1,827,799		334,202		537,707
EXPENSES:
Management fees	514,586		64,050		34,806
Licensing fees	51,459		—		—
Administration fees	28,021		—		—
Professional fees	25,441		—		—
Custodian fees	17,998		—		—
Printing fees	15,780		—		—
Trustees' fees and expenses*	7,536		—		—
Intraday valuation fees	2,534		—		—
Listing fees	2,500		—		—
Insurance	1,520		—		—
Other expenses	406		—		—
Total expenses	667,781		64,050		34,806
Less:
Expenses waived by advisor	(783)		—		—
Net expenses	666,998		64,050		34,806
Net investment income	1,160,801		270,152		502,901
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	757,342		321,337		(98,316)
In-kind transactions	6,521,321		—		515,566
Net realized gain	7,278,663		321,337		417,250
Net change in unrealized appreciation (depreciation) on:
Investments	9,860,281		2,611,611		(1,320,516)
Net change in unrealized appreciation (depreciation)	9,860,281		2,611,611		(1,320,516)
Net realized and unrealized gain (loss)	17,138,944		2,932,948		(903,266)
Net increase (decrease) in net assets resulting from operations	$18,299,745		$3,203,100		$(400,365)
* Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 71

STATEMENTS OF CHANGES IN NET ASSETS	February 28, 2017

	Guggenheim		Guggenheim
	BRIC ETF (EEB)		Defensive Equity ETF (DEF)
	Period Ended		Period Ended
	February 28, 2017	Year Ended	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016	(Unaudited)	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$333,705	$1,045,153	$1,692,778	$5,198,712
Net realized gain (loss) on investments	(9,782,965)	(14,942,194)	12,554,310	(6,642,872)
Net change in unrealized appreciation (depreciation) on investments	16,979,608	24,512,402	(1,537,860)	20,677,490
Net increase in net assets resulting from operations	7,530,348	10,615,361	12,709,228	19,233,330
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,048,634)	(1,474,757)	(3,644,250)	(5,296,900)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	3,038,970	—	99,470,961	54,970,099
Cost of shares redeemed	(4,292,388)	(20,838,391)	(105,451,593)	(98,528,301)
Net decrease in net assets resulting from shareholder transactions	(1,253,418)	(20,838,391)	(5,980,632)	(43,558,202)
Net increase (decrease) in net assets	5,228,296	(11,697,787)	3,084,346	(29,621,772)
NET ASSETS:
Beginning of period	74,479,637	86,177,424	168,040,409	197,662,181
End of period	$79,707,933	$74,479,637	$171,124,755	$168,040,409
Undistributed net investment income at end of period	$333,626	$1,048,555	$533,568	$2,485,040
CHANGES IN SHARES OUTSTANDING:
Shares sold	100,000	—	2,550,000	1,450,000
Shares redeemed	(150,000)	(850,000)	(2,700,000)	(2,700,000)
Net decrease in shares	(50,000)	(850,000)	(150,000)	(1,250,000)
See notes to financial statements.
72 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2017

	Guggenheim
	Dow Jones Industrial		Guggenheim
	Average Dividend ETF (DJD)		Insider Sentiment ETF (NFO)
		Period from
	Period Ended	December 16,	Period Ended
	February 28, 2017	2015[a] to	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016	(Unaudited)	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$100,705	$52,806	$464,455	$1,419,449
Net realized gain (loss) on investments	652,564	63,166	3,329,993	(3,206,532)
Net change in unrealized appreciation (depreciation) on investments	79,782	147,535	564,376	5,829,800
Net increase in net assets resulting from operations	833,051	263,507	4,358,824	4,042,717
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(42,925)	(38,330)	(1,266,043)	(1,721,854)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	12,818,529	3,835,511	37,054,144	28,219,754
Cost of shares redeemed	(8,825,210)	(1,306,002)	(44,217,827)	(76,104,296)
Net increase (decrease) in net assets resulting from shareholder transactions	3,993,319	2,529,509	(7,163,683)	(47,884,542)
Net increase (decrease) in net assets	4,783,445	2,754,686	(4,070,902)	(45,563,679)
NET ASSETS:
Beginning of period	2,754,686	—	77,982,863	123,546,542
End of period	$7,538,131	$2,754,686	$73,911,961	$77,982,863
Undistributed net investment income at end of period	$72,256	$14,476	$195,148	$996,736
CHANGES IN SHARES OUTSTANDING:
Shares sold	450,000	150,000	750,000	600,000
Shares redeemed	(300,000)	(50,000)	(900,000)	(1,650,000)
Net increase (decrease) in shares	150,000	100,000	(150,000)	(1,050,000)
[a] Commencement of operations

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 73

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2017

	Guggenheim
	Large Cap Optimized		Guggenheim
	Diversification ETF (OPD)		Mid-Cap Core ETF (CZA)
	Period Ended	Period from	Period Ended
	February 28, 2017	April 19, 2016[a] to	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016	(Unaudited)	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,081	$18,951	$1,396,673	$2,449,180
Net realized gain (loss) on investments	46,750	59,959	10,647,051	(419,461)
Net change in unrealized appreciation (depreciation) on investments	(37,057)	43,831	5,578,092	9,324,687
Net increase in net assets resulting from operations	22,774	122,741	17,621,816	11,354,406
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(27,190)	—	(2,792,900)	(1,931,365)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	1,296,262	3,781,728	88,764,990	114,567,708
Cost of shares redeemed	(2,583,927)	(1,288,530)	(83,869,628)	(130,487,670)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,287,665)	2,493,198	4,895,362	(15,919,962)
Net increase (decrease) in net assets	(1,292,081)	2,615,939	19,724,278	(6,496,921)
NET ASSETS:
Beginning of period	2,615,939	—	143,100,460	149,597,381
End of period	$1,323,858	$2,615,939	$162,824,738	$143,100,460
Undistributed net investment income at end of period	$3,377	$17,486	$1,728,197	$3,124,424
CHANGES IN SHARES OUTSTANDING:
Shares sold	50,000	150,000	1,650,000	2,350,000
Shares redeemed	(100,000)	(50,000)	(1,550,000)	(2,700,000)
Net increase (decrease) in shares	(50,000)	100,000	100,000	(350,000)
[a] Commencement of operations

See notes to financial statements.
74 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2017

	Guggenheim		Guggenheim Raymond James
	Multi-Asset Income ETF (CVY)		SB-1 Equity ETF (RYJ)
	Period Ended		Period Ended
	February 28, 2017	Year Ended	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016	(Unaudited)	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,108,083	$22,252,340	$203,522	$1,698,889
Net realized gain (loss) on investments	9,424,998	(112,587,434)	10,199,786	(9,837,380)
Net change in unrealized appreciation (depreciation) on investments	14,282,525	99,086,394	10,923,144	13,966,325
Net increase in net assets resulting from operations	31,815,606	8,751,300	21,326,452	5,827,834
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(9,642,006)	(26,256,263)	(2,897,867)	(1,920,768)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	74,980,725	9,174,271	32,171,914	27,128,925
Cost of shares redeemed	(116,966,631)	(211,332,107)	(37,369,365)	(90,746,911)
Net decrease in net assets resulting from shareholder transactions	(41,985,906)	(202,157,836)	(5,197,451)	(63,617,986)
Net increase (decrease) in net assets	(19,812,306)	(219,662,799)	13,231,134	(59,710,920)
NET ASSETS:
Beginning of period	427,657,904	647,320,703	180,784,275	240,495,195
End of period	$407,845,598	$427,657,904	$194,015,409	$180,784,275
Undistributed (distributions in excess of) net investment income at end of period	$18,768,692	$20,302,615	$(446,365)	$2,247,980
CHANGES IN SHARES OUTSTANDING:
Shares sold	3,800,000	500,000	850,000	800,000
Shares redeemed	(5,900,000)	(11,350,000)	(1,000,000)	(2,800,000)
Net decrease in shares	(2,100,000)	(10,850,000)	(150,000)	(2,000,000)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 75

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2017

	Guggenheim		Wilshire
	S&P Spin-Off ETF (CSD)		Micro-Cap ETF (WMCR)
	Period Ended		Period Ended
	February 28, 2017	Year Ended	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016	(Unaudited)	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,160,801	$4,288,083	$270,152	$478,883
Net realized gain (loss) on investments	7,278,663	(64,082,819)	321,337	(830,722)
Net change in unrealized appreciation (depreciation) on investments	9,860,281	62,660,127	2,611,611	1,388,087
Net increase in net assets resulting from operations	18,299,745	2,865,391	3,203,100	1,036,248
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,264,300)	(7,962,720)	(449,860)	(343,063)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	21,459,023	104,056,833	—	2,263,125
Cost of shares redeemed	(47,509,759)	(295,733,085)	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	(26,050,736)	(191,676,252)	—	2,263,125
Net increase (decrease) in net assets	(11,015,291)	(196,773,581)	2,753,240	2,956,310
NET ASSETS:
Beginning of period	216,318,606	413,092,187	24,248,447	21,292,137
End of period	$205,303,315	$216,318,606	$27,001,687	$24,248,447
Undistributed net investment income at end of period	$604,959	$2,708,458	$77,234	$256,942
CHANGES IN SHARES OUTSTANDING:
Shares sold	500,000	2,650,000	—	100,000
Shares redeemed	(1,100,000)	(7,650,000)	—	—
Net increase (decrease) in shares	(600,000)	(5,000,000)	—	100,000

See notes to financial statements.
76 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS continued	February 28, 2017

	Wilshire
	US REIT ETF (WREI)
	Period Ended
	February 28, 2017	Year Ended
	(Unaudited)	August 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$502,901	$729,492
Net realized gain on investments	417,250	502,444
Net change in unrealized appreciation (depreciation) on investments	(1,320,516)	2,729,602
Net increase (decrease) in net assets resulting from operations	(400,365)	3,961,538
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(279,270)	(640,825)
Capital gains	(199,305)	(52,280)
Total distributions to shareholders	(478,575)	(693,105)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares purchased	4,725,468	6,987,147
Cost of shares redeemed	(2,337,480)	(2,372,034)
Net increase in net assets resulting from shareholder transactions	2,387,988	4,615,113
Net increase in net assets	1,509,048	7,883,546
NET ASSETS:
Beginning of period	22,605,592	14,722,046
End of period	$24,114,640	$22,605,592
Undistributed net investment income at end of period	$223,631	$88,667
CHANGES IN SHARES OUTSTANDING:
Shares sold	100,000	150,000
Shares redeemed	(50,000)	(50,000)
Net increase in shares	50,000	100,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 77

FINANCIAL HIGHLIGHTS	February 28, 2017
EEB Guggenheim BRIC ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
February 28, 2017			Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$28.64		$24.97	$37.98	$31.99	$33.86	$41.24
Income from investment operations:
Net investment income(a)	0.13		0.36	0.56	0.75	0.76	0.97
Net gain (loss) on investments (realized and unrealized)	2.89		3.79	(12.54)	6.10	(1.68)	(6.97)
Total from investment operations	3.02		4.15	(11.98)	6.85	(0.92)	(6.00)
Less distributions from:
Net investment income	(0.41)		(0.48)	(1.03)	(0.86)	(0.95)	(1.38)
Total distributions to shareholders	(0.41)		(0.48)	(1.03)	(0.86)	(0.95)	(1.38)
Net asset value, end of period	$31.25		$28.64	$24.97	$37.98	$31.99	$33.86
Market value, end of period	$31.28		$28.54	$24.95	$37.84	$31.92	$33.79
Total Return(b)
Net asset value	10.67%		16.97%	-31.90%	21.68%	-3.03%	-14.66%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$79,708		$74,480	$86,177	$180,427	$212,774	$333,568
Ratio to average net assets of:
Net investment income	0.88	%(d)	1.41%	1.81%	2.17%	2.21%	2.61%
Total expenses	0.74	%(d)	0.78%	0.70%	0.66%	0.64%	0.66%
Net expenses	0.64	%(d)	0.64%	0.64%	0.64%	0.64%	0.64%
Portfolio turnover rate(c)	24%		24%	24%	68%	12%	10%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
78 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2017
DEF Guggenheim Defensive Equity ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
February 28, 2017			Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$39.08		$35.61	$38.95	$32.42	$29.23	$25.68
Income from investment operations:
Net investment income(a)	0.39		1.14	1.17	1.23	0.85	0.74
Net gain (loss) on investments (realized and unrealized)	2.61		3.48	(3.55)	6.09	3.09	3.19
Total from investment operations	3.00		4.62	(2.38)	7.32	3.94	3.93
Less distributions from:
Net investment income	(0.85)		(1.15)	(0.96)	(0.79)	(0.75)	(0.38)
Total distributions to shareholders	(0.85)		(1.15)	(0.96)	(0.79)	(0.75)	(0.38)
Net asset value, end of period	$41.23		$39.08	$35.61	$38.95	$32.42	$29.23
Market value, end of period	$41.19		$39.00	$35.66	$38.97	$32.41	$29.27
Total Return(b)
Net asset value	7.80%		13.37%	-6.24%	22.90%	13.81%	15.39%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$171,125		$168,040	$197,662	$200,607	$124,830	$71,609
Ratio to average net assets of:
Net investment income	2.03	%(d)	3.12%	3.07%	3.47%	2.69%	2.68%
Total expenses	0.65	%(d)	0.74%	0.72%	0.74%	0.78%	0.85%
Net expenses	0.61	%(d)	0.65%	0.65%	0.66%	0.65%	0.65%
Portfolio turnover rate(c)	139%		92%	96%	87%	56%	27%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 79

FINANCIAL HIGHLIGHTS continued	February 28, 2017
DJD Guggenheim Dow Jones Industrial Average Dividend ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the period presented.

	Period Ended
	February 28, 2017		Period Ended
	(Unaudited	)	August 31, 2016(a)
Per Share Data:
Net asset value, beginning of period	$27.55		$25.35
Income from investment operations:
Net investment income(b)	0.43		0.53
Net gain on investments (realized and unrealized)	2.52		2.05
Total from investment operations	2.95		2.58
Less distributions from:
Net investment income		(0.35)	(0.38)
Total distributions to shareholders		(0.35)	(0.38)
Net asset value, end of period	$30.15		$27.55
Market value, end of period	$30.14		$27.52
Total Return(c)
Net asset value		10.80%	10.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,538		$2,755
Ratio to average net assets of:
Net investment income	2.99	%(e)	2.03%
Total expenses	0.30	%(e)	0.21%
Net expenses	0.30	%(e)	0.21%
Portfolio turnover rate(d)		0%	0%

(a)	Since commencement of operations: December 16, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
80 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2017
NFO Guggenheim Insider Sentiment ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
February 28, 2017			Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$50.29		$47.50	$49.25	$41.15	$34.05	$31.66
Income from investment operations:
Net investment income(a)	0.32		0.69	0.55	0.56	0.64	0.50
Net gain (loss) on investments (realized and unrealized)	3.05		2.82	(1.72)	7.98	7.06	2.43
Total from investment operations	3.37		3.51	(1.17)	8.54	7.70	2.93
Less distributions from:
Net investment income	(0.90)		(0.72)	(0.58)	(0.44)	(0.60)	(0.54)
Total distributions to shareholders	(0.90)		(0.72)	(0.58)	(0.44)	(0.60)	(0.54)
Net asset value, end of period	$52.76		$50.29	$47.50	$49.25	$41.15	$34.05
Market value, end of period	$52.83		$50.23	$47.52	$49.22	$41.09	$34.07
Total Return(b)
Net asset value	6.84%		7.51%	-2.40%	20.80%	22.94%	9.45%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$73,912		$77,983	$123,547	$184,735	$131,700	$76,645
Ratio to average net assets of:
Net investment income	1.29	%(d)	1.47%	1.13%	1.21%	1.67%	1.55%
Total expenses	0.73	%(d)	0.76%	0.73%	0.74%	0.77%	0.78%
Net expenses	0.62	%(d)	0.65%	0.65%	0.66%	0.65%	0.65%
Portfolio turnover rate(c)	124%		117%	112%	106%	45%	89%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 81

FINANCIAL HIGHLIGHTS continued	February 28, 2017
OPD Guggenheim Large Cap Optimized Diversification ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the period presented.

	Period Ended
	February 28, 2017		Period Ended
	(Unaudited	)	August 31, 2016(a )
Per Share Data:
Net asset value, beginning of period	$26.16		$25.10
Income from investment operations:
Net investment income(b)	0.21		0.19
Net gain on investments (realized and unrealized)	0.65		0.87
Total from investment operations	0.86		1.06
Less distributions from:
Net investment income	(0.54)		—
Total distributions to shareholders	(0.54)		—
Net asset value, end of period	$26.48		$26.16
Market value, end of period	$26.43		$26.06
Total Return(c)
Net asset value	3.39%		4.22%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,324		$2,616
Ratio to average net assets of:
Net investment income	1.64	%(e)	1.98%
Total expenses	0.40	%(e)	0.40%
Net expenses	0.40	%(e)	0.40%
Portfolio turnover rate(d)	65%		14%

(a)	Since commencement of operations: April 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
82 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2017
CZA Guggenheim Mid-Cap Core ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
February 28, 2017			Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$53.00		$49.05	$49.97	$40.44	$32.67	$28.59
Income from investment operations:
Net investment income(a)	0.50		0.87	0.50	0.41	0.72	0.33
Net gain (loss) on investments (realized and unrealized)	5.67		3.73	(1.05)	9.58	7.47	3.82
Total from investment operations	6.17		4.60	(0.55)	9.99	8.19	4.15
Less distributions from:
Net investment income	(1.02)		(0.65)	(0.37)	(0.46)	(0.42)	(0.07)
Total distributions to shareholders	(1.02)		(0.65)	(0.37)	(0.46)	(0.42)	(0.07)
Net asset value, end of period	$58.15		$53.00	$49.05	$49.97	$40.44	$32.67
Market value, end of period	$58.18		$52.94	$49.09	$50.04	$40.48	$32.73
Total Return(b)
Net asset value	11.76%		9.53%	-1.11%	24.81%	25.30%	14.54%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$162,825		$143,100	$149,597	$132,428	$88,977	$40,833
Ratio to average net assets of:
Net investment income	1.87	%(d)	1.78%	1.01%	0.89%	1.93%	1.08%
Total expenses	0.74	%(d)	0.74%	0.73%	0.73%	0.83%	1.01%
Net expenses	0.65	%(d)	0.65%	0.65%	0.66%	0.65%	0.65%
Portfolio turnover rate(c)	88%		172%	164%	175%	53%	63%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 83

FINANCIAL HIGHLIGHTS continued	February 28, 2017
CVY Guggenheim Multi-Asset Income ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
February 28, 2017			Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$19.75		$19.92	$26.06	$23.34	$22.21	$20.44
Income from investment operations:
Net investment income(a)	0.39		0.87	1.30	1.38	1.32	1.03
Net gain (loss) on investments (realized and unrealized)	1.18		(0.06)	(6.10)	2.57	1.11	1.89
Total from investment operations	1.57		0.81	(4.80)	3.95	2.43	2.92
Less distributions from:
Net investment income	(0.46)		(0.98)	(1.31)	(1.23)	(1.30)	(0.98	)(b)
Return of capital	—		—	(0.03)	—	—	(0.17	)(b)
Total distributions to shareholders	(0.46)		(0.98)	(1.34)	(1.23)	(1.30)	(1.15)
Net asset value, end of period	$20.86		$19.75	$19.92	$26.06	$23.34	$22.21
Market value, end of period	$20.83		$19.74	$19.89	$26.05	$23.33	$22.24
Total Return(c)
Net asset value	8.11%		4.49%	-18.90%	17.29%	11.20%	14.91%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$407,846		$427,658	$647,321	$1,485,282	$1,125,195	$747,354
Ratio to average net assets of:
Net investment income	3.99	%(e)	4.62%	5.68%	5.54%	5.67%	4.92%
Total expenses	0.73	%(e)	0.73%	0.71%	0.71%	0.72%	0.74%
Net expenses	0.65	%(e)	0.65%	0.65%	0.66%	0.65%	0.65%
Portfolio turnover rate(d)	99%		228%	213%	180%	108%	113%

(a)	Based on average shares outstanding.
(b)
Subsequent to August 31, 2012, a reclassification was required that resulted in a re-characterization of the distributions for the August 31, 2012 financial reporting period. This resulted in a less than $0.01 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(d)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(e)	Annualized.

See notes to financial statements.
84 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2017
RYJ Guggenheim Raymond James SB-1 Equity ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
February 28, 2017			Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$35.99		$34.24	$35.26	$29.06	$22.60	$19.93
Income from investment operations:
Net investment income(a)	0.04		0.29	0.21	0.12	0.20	0.14
Net gain (loss) on investments (realized and unrealized)	4.38		1.76	(1.14)	6.19	6.34	2.56
Total from investment operations	4.42		2.05	(0.93)	6.31	6.54	2.70
Less distributions from:
Net investment income	(0.59)		(0.30)	(0.09)	(0.11)	(0.08)	(0.03)
Total distributions to shareholders	(0.59)		(0.30)	(0.09)	(0.11)	(0.08)	(0.03)
Net asset value, end of period	$39.82		$35.99	$34.24	$35.26	$29.06	$22.60
Market value, end of period	$39.79		$36.01	$34.19	$35.28	$29.08	$22.58
Total Return(b)
Net asset value	12.35%		6.08%	-2.64%	21.75%	29.03%	13.56%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$194,015		$180,784	$240,495	$267,054	$148,866	$84,139
Ratio to average net assets of:
Net investment income	0.22	%(d)	0.87%	0.59%	0.36%	0.78%	0.65%
Total expenses	0.75	%(d)	0.75%	0.75%	0.76%	0.75%	0.75%
Net expenses	0.75	%(d)	0.75%	0.75%	0.76%	0.75%	0.75%
Portfolio turnover rate(c)	44%		118%	95%	114%	66%	63%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 85

FINANCIAL HIGHLIGHTS continued	February 28, 2017
CSD Guggenheim S&P Spin-Off ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
February 28, 2017			Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$42.42		$40.90	$46.47	$37.96	$26.54	$22.23
Income from investment operations:
Net investment income(a)	0.24		0.61	0.72	0.45	0.14	0.15
Net gain (loss) on investments (realized and unrealized)	3.66		1.91	(5.55)	8.15	11.36	4.27
Total from investment operations	3.90		2.52	(4.83)	8.60	11.50	4.42
Less distributions from:
Net investment income	(0.70)		(1.00)	(0.74)	(0.09)	(0.08)	(0.11)
Total distributions to shareholders	(0.70)		(1.00)	(0.74)	(0.09)	(0.08)	(0.11)
Net asset value, end of period	$45.62		$42.42	$40.90	$46.47	$37.96	$26.54
Market value, end of period	$45.64		$42.42	$40.85	$46.46	$38.01	$26.62
Total Return(b)
Net asset value	9.28%		6.42%	-10.54%	22.65%	43.41%	19.96%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$205,303		$216,319	$413,092	$615,693	$275,245	$35,835
Ratio to average net assets of:
Net investment income	1.13	%(d)	1.54%	1.57%	1.00%	0.41%	0.60%
Total expenses	0.65	%(d)	0.71%	0.71%	0.72%	0.78%	1.02%
Net expenses	0.65	%(d)	0.65%	0.65%	0.66%	0.65%	0.65%
Portfolio turnover rate(c)	25%		116%	56%	81%	32%	77%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
86 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	February 28, 2017
WMCR Wilshire Micro-Cap ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
February 28, 2017			Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$26.92		$26.59	$27.40	$23.38	$18.14	$16.38
Income from investment operations:
Net investment income(a)	0.30		0.56	0.46	0.46	0.36	0.25
Net gain (loss) on investments (realized and unrealized)	3.26		0.20	(0.30)	3.89	5.09	2.16
Total from investment operations	3.56		0.76	0.16	4.35	5.45	2.41
Less distributions from:
Net investment income		(0.50)	(0.43)	(0.97)	(0.33)	(0.21)	(0.65)
Total distributions to shareholders		(0.50)	(0.43)	(0.97)	(0.33)	(0.21)	(0.65)
Net asset value, end of period	$29.98		$26.92	$26.59	$27.40	$23.38	$18.14
Market value, end of period	$30.00		$26.96	$26.60	$27.31	$23.42	$18.06
Total Return(b)
Net asset value		13.23%	2.95%	0.57%	18.57%	30.32%	15.43%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$27,002		$24,248	$21,292	$41,117	$37,427	$16,339
Ratio to average net assets of:
Net investment income	2.11	%(d)	2.24%	1.67%	1.72%	1.71%	1.54%
Total expenses	0.50	%(d)	0.50%	0.50%	0.51%	0.50%	0.50%
Net expenses	0.50	%(d)	0.50%	0.50%	0.51%	0.50%	0.50%
Portfolio turnover rate(c)		27%	57%	30%	29%	27%	58%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 87

FINANCIAL HIGHLIGHTS continued	February 28, 2017
WREI Wilshire US REIT ETF
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating an ETF's performance for the periods presented.

	Period Ended
February 28, 2017			Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited	)	August 31, 2016	August 31, 2015	August 31, 2014	August 31, 2013	August 31, 2012
Per Share Data:
Net asset value, beginning of period	$50.23		$42.06	$42.69	$35.53	$36.65	$31.78
Income from investment operations:
Net investment income(a)	1.07		1.82	1.50	1.34	1.19	1.07
Net gain (loss) on investments (realized and unrealized)	(2.01)		8.04	(0.79)	7.04	(1.27)	4.95
Total from investment operations	(0.94)		9.86	0.71	8.38	(0.08)	6.02
Less distributions from:
Net investment income	(0.62)		(1.56)	(1.19)	(1.21)	(0.88)	(0.77)
Capital gains	(0.44)		(0.13)	(0.15)	(0.01)	(0.16)	(0.04)
Return of capital	—		—	—	—	—	(0.34)
Total distributions to shareholders	(1.06)		(1.69)	(1.34)	(1.22)	(1.04)	(1.15)
Net asset value, end of period	$48.23		$50.23	$42.06	$42.69	$35.53	$36.65
Market value, end of period	$48.61		$50.30	$42.08	$42.59	$35.69	$36.72
Total Return(b)
Net asset value	-1.83%		23.85%	1.60%	24.08%	-0.30%	19.49%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$24,115		$22,606	$14,722	$19,211	$14,213	$18,327
Ratio to average net assets of:
Net investment income	4.63	%(d)	3.93%	3.36%	3.46%	3.17%	3.21%
Total expenses	0.32	%(d)	0.32%	0.32%	0.33%	0.32%	0.32%
Net expenses	0.32	%(d)	0.32%	0.32%	0.33%	0.32%	0.32%
Portfolio turnover rate(c)	4%		11%	11%	7%	12%	13%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, and redemption on the last day of the period. Transaction fees are not reflected in the calculation of total investment return.

(c)	Portfolio turnover does not include securities received or delivered from processing creations or redemptions.
(d)	Annualized.

See notes to financial statements.
88 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	February 28, 2017
Note 1 – Organization:
Claymore Exchange-Traded Fund Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end, management investment company that was organized as a Delaware statutory trust on May 24, 2006.
The following 11 portfolios have a semi-annual reporting period ended on February 28, 2017:
Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Dow Jones Industrial Average® Dividend ETF
Guggenheim Insider Sentiment ETF
Guggenheim Large Cap Optimized Diversification ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim S&P Spin-Off ETF
Wilshire Micro-Cap ETF
 Wilshire US REIT ETF
Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim BRIC ETF	The BNY Mellon BRIC Select DR Index
Guggenheim Defensive Equity ETF	Guggenheim Defensive Equity Index
Guggenheim Dow Jones Industrial	Dow Jones Industrial Average®
Average® Dividend ETF	Yield Weighted
Guggenheim Insider Sentiment ETF	NASDAQ US Insider Sentiment Index
Guggenheim Large Cap Optimized	Wilshire Large Cap Optimized
Diversification ETF	Diversification IndexSM
Guggenheim Mid-Cap Core ETF	Zacks Mid-Cap Core Index
Guggenheim Multi-Asset Income ETF	Zacks Multi-Asset Income Index
Guggenheim Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity Index
Guggenheim S&P Spin-Off ETF	S&P U.S. Spin-Off Index
Wilshire Micro-Cap ETF	Wilshire U.S. Micro-Cap IndexSM
Wilshire US REIT ETF	Wilshire U.S. Real Estate Investment Trust IndexSM
Note 2 – Accounting Policies:
The Trust operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Funds. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Funds (the "Board") has adopted policies and procedures for the valuation of the Funds' investments (the "Valuation Procedures"). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim's investment management, fund administration, legal and compliance departments (the "Valuation Committee"), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities or other assets.
Valuations of the Funds' securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds' officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange ("NYSE") or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.
Open-end investment companies ("Mutual Funds") are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds ("ETFs") and closed-end investment companies are valued at the last quoted sale price.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term securities with remaining maturities of 60 days or less are valued at market price, or if a market price is not available, at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 89

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2017
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC ("GFIA" or the "Investment Adviser") are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security's (or asset's) "fair value." Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
 Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Interest income, including the amortization of premiums and accretion of discount, is accrued daily over the life of the security.
The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
Real Estate Investment Trust ("REIT") distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund's characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.
(c) Currency Translations
 Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and ask price of respective exchange rates on the date of the transaction.
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt, if any, are included as net realized gains or losses on foreign currency transactions in the Funds' Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, if any, are included in the net change in unrealized appreciation (depreciation) on foreign currency translations in the Funds' Statement of Operations.
(d) Foreign Taxes
 The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of February 28, 2017, if any, are disclosed in the Funds' Statements of Assets and Liabilities.

90 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2017
(e) Distributions
 The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim BRIC ETF	Annual
Guggenheim Defensive Equity ETF	Annual
Guggenheim Dow Jones Industrial Average® Dividend ETF	Quarterly
Guggenheim Insider Sentiment ETF	Annual
Guggenheim Large Cap Optimized Diversification ETF	Annual
Guggenheim Mid-Cap Core ETF	Annual
Guggenheim Multi-Asset Income ETF	Quarterly
Guggenheim Raymond James SB-1 Equity ETF	Annual
Guggenheim S&P Spin-Off ETF	Annual
Wilshire Micro-Cap ETF	Annual
Wilshire US REIT ETF	Quarterly
In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
(f) Securities Lending
 Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. The cash collateral received is held in a separately managed account established for each respective Fund and maintained by the lending agent exclusively for the investment of securities lending cash collateral on behalf of each Fund. The separately managed accounts invest in short-term investments valued at amortized cost, which approximates market value. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees paid to the lending agent. Such compensation is accrued daily and payable to the Fund monthly. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as "qualified dividend income" under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investments of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

	Gross Amounts Not Offset in the
	Statement of Assets and Liabilities
	Value of	Collateral	Net
Fund	Securities Loaned	Received*	Amount
Guggenheim BRIC ETF	$2,483,144	$(2,483,144)	$—
Guggenheim Defensive Equity ETF	—	—	—
Guggenheim Dow Jones Industrial Average® Dividend ETF	—	—	—
Guggenheim Insider Sentiment ETF	—	—	—
Guggenheim Large Cap Optimized Diversification	13,361	(13,361)	—
Guggenheim Mid-Cap Core ETF	4,065,315	(4,065,315)	—
Guggenheim Multi-Asset Income ETF	19,996,516	(19,996,516)	—
Guggenheim Raymond James SB-1 Equity ETF	8,469,055	(8,469,055)	—
Guggenheim S&P Spin-Off ETF	2,874,939	(2,874,939)	—
Wilshire Micro-Cap ETF	3,702,819	(3,702,819)	—
Wilshire US REIT ETF	26,863	(26,863)	—

Securities Lending Collateral
Cash Collateral	Non-Cash	Total
Invested	Collateral	Collateral
$2,176,910	$434,234	$2,611,144
—	—	—
—	—	—
—	—	—
15,347	—	15,347
4,140,743	—	4,140,743
18,848,960	1,671,022	20,519,982
8,376,055	558,134	8,934,189
2,529,189	485,085	3,014,274
3,565,988	353,240	3,919,228
—	27,538	27,538
* Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 91

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2017
The following represents a breakdown of the collateral for the joint repurchase agreements at February 28, 2017:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas Securities Corp. issued 02/28/17 at 0.53%	$9,225,859	$9,225,859	Various U.S. Government obligations and	$23,417,922	$9,410,377
due 03/01/17			U.S. Government agency securities
Citigroup Global Markets, Inc. issued 02/28/17 at 0.52%	15,347	15,347	Various U.S. Government obligations and	13,522	15,654
due 03/01/17			U.S. Government agency securities
Citigroup Global Markets, Inc. issued 02/28/17 at 0.54%	9,225,859	9,225,859	Various U.S. Government obligations and	70,824,758	9,410,377
due 03/01/17			U.S. Government agency securities
J.P. Morgan Securities LLC issued 02/28/17 at 0.52%	2,734,409	2,734,409	Various U.S. Government obligations and	2,500,238	2,789,108
due 03/01/17			U.S. Government agency securities
Merrill Lynch, Pierce, Fenner & Smith, Inc. issued 02/28/17	9,225,859	9,225,859	Various U.S. Government obligations and	9,116,606	9,410,377
at 0.52% due 03/01/17			U.S. Government agency securities
RBC Dominion Securities, Inc. issued 02/28/17 at 0.51%	9,225,859	9,225,859	Various U.S. Government obligations and	20,539,995	9,410,377
due 03/01/17			U.S. Government agency securities
(g) Indemnifications
 Under the Trust's organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and GFIA, the Investment Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board.

Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Fund	Rate
Guggenheim BRIC ETF	0.50%
Guggenheim Defensive Equity ETF	0.50%
Guggenheim Insider Sentiment ETF	0.50%
Guggenheim Mid-Cap Core ETF	0.50%
Guggenheim Multi-Asset Income ETF	0.50%
Guggenheim S&P Spin-Off ETF	0.50%
Pursuant to the Agreement, each Fund listed in the following table pays the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund's average daily net assets:

Fund	Rate
Guggenheim Dow Jones Industrial Average® Dividend ETF	0.30%
Guggenheim Large Cap Optimized Diversification ETF	0.40%
Guggenheim Raymond James SB-1 Equity ETF	0.75%
Wilshire Micro-Cap ETF	0.50%
Wilshire US REIT ETF	0.32%
Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.
On October 4, 2016, Rydex Fund Services, LLC ("RFS") was purchased by MUFG Investor Services and as of that date RFS ceased to be an affiliate of the Investment Adviser. In connection with its acquisition, RFS changed its name to MUFG Investor Services (US), LLC ("MUIS"). This change has no impact on the financial statements of the Funds.
MUIS acts as the Fund's administrator. The Bank of New York Mellon Corp. ("BNY") acts as the Funds' custodian, accounting agent, transfer agent and security lending agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As securities lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers. For providing administration, accounting and custody services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund's average daily net assets subject to certain minimum monthly fees and out of pocket expenses.
Guggenheim Partners Investment Management, LLC ("GPIM") acts as the sub-adviser for Wilshire US REIT ETF. In this capacity, GPIM directs the purchases and sales of Wilshire US REIT ETF's investment securities.
The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of Guggenheim BRIC ETF, Guggenheim Defensive Equity ETF,

92 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2017
Guggenheim Insider Sentiment ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Multi-Asset Income ETF and Guggenheim S&P Spin-Off ETF (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business), from exceeding 0.60% of average net assets per year, at least until December 31, 2019.
For the period ended February 28, 2017, the Investment Adviser waived Advisory Fees as follows:

Fund	Advisory Fees Waived
Guggenheim BRIC ETF	$38,399
Guggenheim Defensive Equity ETF	27,801
Guggenheim Insider Sentiment ETF	41,609
Guggenheim Mid-Cap Core ETF	68,749
Guggenheim Multi-Asset Income ETF	162,056
Guggenheim S&P Spin-Off ETF	783
Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities. This receivable is settled on a monthly basis.
Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.
Licensing Fee Agreements:
 The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim BRIC ETF	The Bank of New York Mellon Corp.
Guggenheim Defensive Equity ETF	Accretive Asset Management, LLC
Guggenheim Dow Jones Industrial	S&P Dow Jones Index Group
Average® Dividend ETF
Guggenheim Insider Sentiment ETF	NASDAQ, Inc.
Guggenheim Large Cap Optimized	Wilshire Associates, Inc.
Diversification ETF
Guggenheim Mid-Cap Core ETF	Zacks Investment Research, Inc.
Guggenheim Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Raymond James SB-1 Equity ETF	Raymond James & Associates, Inc.
Guggenheim S&P Spin-Off ETF	Standard & Poor's
Wilshire Micro-Cap ETF	Wilshire Associates, Inc.
Wilshire US REIT ETF	Wilshire Associates, Inc.
The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary management fee.
Accretive Asset Management, LLC is affiliated with the Investment Adviser.
Note 4 – Fair Value Measurement:
 In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Funds' investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2017
Note 5 – Federal Income Taxes:
 The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, each Fund intends not to be subject to U.S. federal excise tax.
As of February 28, 2017, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

				Net Tax
				Unrealized
	Cost of	Gross Tax	Gross Tax	Appreciation
	Investments for	Unrealized	Unrealized	(Depreciation	)
Fund	Tax Purposes	Appreciation	(Depreciation )	on Investments
Guggenheim BRIC ETF	$96,552,163	$10,242,863	$(24,903,521)	$(14,660,658)
Guggenheim Defensive Equity ETF	158,847,761	12,444,057	(954,162)	11,489,895
Guggenheim Dow Jones Industrial Average® Dividend ETF	7,277,595	328,943	(101,626)	227,317
Guggenheim Insider Sentiment ETF	67,032,119	7,285,294	(493,187)	6,792,107
Guggenheim Large Cap Optimized Diversification ETF	1,321,286	82,233	(78,760)	3,473
Guggenheim Mid-Cap Core ETF	152,832,715	16,527,306	(3,006,443)	13,520,863
Guggenheim Multi-Asset Income ETF	400,638,940	31,927,410	(10,010,202)	21,971,208
Guggenheim Raymond James SB-1 Equity ETF	175,813,990	34,027,516	(7,674,540)	26,352,976
Guggenheim S&P Spin-Off ETF	188,336,952	34,299,233	(14,786,131)	19,513,102
Wilshire Micro-Cap ETF	29,143,100	5,768,046	(4,436,635)	1,331,411
Wilshire US REIT ETF	22,277,257	2,419,067	(730,405)	1,688,662
Tax components of the following balances as of August 31, 2016, (the most recent fiscal year end for federal income tax purposes), were as follows:

	Undistributed	Undistributed	Net Unrealized		Other
	Ordinary	Long-Term	Appreciation/	Capital Loss	Temporary
Fund	Income	Capital Gains	(Depreciation )	Carryforward	Differences
Guggenheim BRIC ETF	$1,048,555	$—	$(32,219,181)	$(283,128,501)	$—
Guggenheim Defensive Equity ETF	2,485,040	—	12,309,022	(37,775,741)	—
Guggenheim Dow Jones Industrial Average® Dividend ETF	14,476	—	147,535	—	—
Guggenheim Insider Sentiment ETF	915,786	—	6,144,944	(70,300,061)	(66,665)
Guggenheim Large Cap Optimized Diversification ETF	17,486	—	33,767	(7,483)	—
Guggenheim Mid-Cap Core ETF	1,873,945	—	8,402,224	(32,324,697)	(655,333)
Guggenheim Multi-Asset Income ETF	129,128	—	9,214,998	(398,564,109)	(3,554,303)
Guggenheim Raymond James SB-1 Equity ETF	2,897,772	—	15,382,025	(84,276,005)	(1,856,798)
Guggenheim S&P Spin-Off ETF	2,708,458	—	9,242,127	(131,853,692)	—
Wilshire Micro-Cap ETF	265,264	—	(1,288,666)	(9,963,076)	—
Wilshire US REIT ETF	—	134,174	3,209,301	—	—
Note: Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

94 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2017
Distributions to Shareholders:
The tax character of distributions paid during the year ended August 31, 2016, (the most recent fiscal year end for federal income tax purposes), was as follows:

		Distributions
	Distributions	Paid from	Distributions
	Paid from	Long-Term	Paid from	Total
Fund	Ordinary Income	Capital Gains	Return of Capital	Distributions
Guggenheim BRIC ETF	$1,474,757	$—	$—	$1,474,757
Guggenheim Defensive Equity ETF	5,296,900	—	—	5,296,900
Guggenheim Dow Jones Industrial Average® Dividend ETF	38,330	—	—	38,330
Guggenheim Insider Sentiment ETF	1,721,854	—	—	1,721,854
Guggenheim Large Cap Optimized Diversification ETF	—	—	—	—
Guggenheim Mid-Cap Core ETF	1,931,365	—	—	1,931,365
Guggenheim Multi-Asset Income ETF	26,256,263	—	—	26,256,263
Guggenheim Raymond James SB-1 Equity ETF	1,920,768	—	—	1,920,768
Guggenheim S&P Spin-Off ETF	7,962,720	—	—	7,962,720
Wilshire Micro-Cap ETF	343,063	—	—	343,063
Wilshire US REIT ETF	586,257	106,848	—	693,105
For Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. As of August 31, 2016 (the most recent fiscal year end for federal income tax purposes), capital loss carryforwards for the Funds were as follows:

				Unlimited	Unlimited	Total
	Capital Loss	Capital Loss	Capital Loss	Short-Term	Long-Term	Capital Loss
Fund	Expiring in 2017	Expiring in 2018	Expiring in 2019	Capital Loss	Capital Loss	Carryforward
Guggenheim BRIC ETF	$(25,815,181)	$(106,144,759)	$(8,921,151)	$(2,907,334)	$(139,340,076)	$(283,128,501)
Guggenheim Defensive Equity ETF	(2,335,989)	(4,593,977)	(872,620)	(25,382,794)	(4,590,361)	(37,775,741)
Guggenheim Dow Jones Industrial Average® Dividend ETF	—	—	—	—	—	—
Guggenheim Insider Sentiment ETF	(5,703,978)	(7,677,570)	(4,329,103)	(43,563,582)	(9,025,828)	(70,300,061)
Guggenheim Large Cap Optimized Diversification ETF	—	—	—	(7,483)	—	(7,483)
Guggenheim Mid-Cap Core ETF	(1,079,147)	(1,005,926)	(345,781)	(28,742,865)	(1,150,978)	(32,324,697)
Guggenheim Multi-Asset Income ETF	(13,902,519)	(28,376,907)	(2,630,663)	(289,651,570)	(64,002,450)	(398,564,109)
Guggenheim Raymond James SB-1 Equity ETF	(26,988,436)	(20,004,904)	(2,213,777)	(26,264,086)	(8,804,802)	(84,276,005)
Guggenheim S&P Spin-Off ETF	(2,455,977)	(6,166,420)	(617,814)	(59,612,481)	(63,001,000)	(131,853,692)
Wilshire Micro-Cap ETF	(5,409,759)	(1,844,181)	(244,420)	(613,907)	(1,850,809)	(9,963,076)
Wilshire US REIT ETF	—	—	—	—	—	—

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	February 28, 2017
Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended August 31, 2016, (the most recent fiscal year end for federal income tax purposes), the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Guggenheim BRIC ETF	$551,160
Guggenheim Defensive Equity ETF	236,698
Guggenheim Insider Sentiment ETF	1,378,212
Guggenheim Mid-Cap Core ETF	121,302
Guggenheim Multi-Asset Income ETF	7,673,676
Wilshire Micro-Cap ETF	1,776,646
For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund's tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 6 – Investments in Securities:
 For the period ended February 28, 2017, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Guggenheim BRIC ETF	$18,366,980	$18,629,732
Guggenheim Defensive Equity ETF	231,225,631	231,868,818
Guggenheim Dow Jones Industrial Average® Dividend ETF	—	59,971
Guggenheim Insider Sentiment ETF	89,686,848	90,421,503
Guggenheim Large Cap Optimized Diversification ETF	1,198,644	1,201,257
Guggenheim Mid-Cap Core ETF	132,403,754	133,127,938
Guggenheim Multi-Asset Income ETF	405,614,188	406,351,566
Guggenheim Raymond James SB-1 Equity ETF	80,729,206	82,781,782
Guggenheim S&P Spin-Off ETF	51,474,564	53,477,715
Wilshire Micro-Cap ETF	6,934,182	7,113,985
Wilshire US REIT ETF	807,850	805,862
For the period ended February 28, 2017, in-kind transactions were as follows:

Fund	Purchases	Sales
Guggenheim BRIC ETF	$3,035,482	$4,280,869
Guggenheim Defensive Equity ETF	98,290,584	105,177,147
Guggenheim Dow Jones Industrial Average® Dividend ETF	12,821,549	8,730,980
Guggenheim Insider Sentiment ETF	36,850,146	44,046,791
Guggenheim Large Cap Optimized Diversification ETF	1,276,234	2,574,691
Guggenheim Mid-Cap Core ETF	88,619,864	83,731,396
Guggenheim Multi-Asset Income ETF	72,910,126	115,599,202
Guggenheim Raymond James SB-1 Equity ETF	32,121,663	37,276,683
Guggenheim S&P Spin-Off ETF	21,378,076	48,193,616
Wilshire Micro-Cap ETF	3,083	—
Wilshire US REIT ETF	4,781,942	2,323,574
Note 7 – Capital:
 Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 shares. Transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $5,000 are charged to those persons creating or redeeming creation units. An additional charge on the transaction may be imposed with respect to transactions effected outside of the clearing process or to the extent that cash is used in lieu of securities to purchase creation units or redeem for cash.
Note 8 – Distribution and Service Plan:
 The Board has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board.
Note 9 – Subsequent Event:
 The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Funds' financial statements.

96 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	February 28, 2017
Federal Income Tax Information
 In January 2018, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2017.
Sector Classification
 Information in the "Schedule of Investments" is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund's registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
 The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at guggenheiminvestments.com or by calling (800) 345-7999.
The Trustees of the Trust and their principal business occupations during the past five years.

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes (1951)	Trustee	Since 2006	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	96	Current: Trustee, Purpose Investments Funds (2014-present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 2014	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	93	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2014	Current: President, Washburn University (1997-present).	93	Current: Westar Energy, Inc. (2004-present); Core First Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	93	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2010	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	93	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2006	Current: Partner, Momkus McCluskey Roberts, LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel and Corporate Secretary, Van Kampen Investments (1982-1999).	98	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 2014	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	93
Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013- present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present).

Former: Topeka Community Foundation (2009-2014).

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 97

SUPPLEMENTAL INFORMATION (Unaudited) continued	February 28, 2017

		Term of		Number of
	Position(s)	Office and		Portfolios in
Name, Address*	Held	Length of	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	with Trust	Time Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2006	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	95	Former: Bennett Group of Funds (2011-2013).
Interested Trustee:
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	228
Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Guggenheim Partners Investment Management Holdings, LLC (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Adviser and/or the parent of the Investment Adviser.

98 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	February 28, 2017
Officers
 The Principal Executive Officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers:
William H. Belden, III (1965)	Vice President	Since 2006
Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); AML officer, certain funds in the Fund Complex (2016-present).

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2006
Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith Kemp (1960)	Assistant Treasurer	Since 2016
Current: Managing Director of Transparent Value, LLC (2015-present); Managing Director of Guggenheim Investments (2015-present).

Former: Director, Transparent Value, LLC (2010-2015); Director, Guggenheim Investments (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Amy J. Lee (1961)	Chief Legal Officer	Since 2013
Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2011	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014
Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015
Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2012
Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 99

SUPPLEMENTAL INFORMATION (Unaudited) continued	February 28, 2017

Term of Office
Name, Address*	Position(s) held	and Length of	Principal Occupations
and Year of Birth	with the Trust	Time Served**	During Past Five Years
Officers continued:
Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

100 l CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT

TRUST INFORMATION	February 28, 2017

Board of Trustees

Randall C. Barnes

Donald C. Cacciapaglia*

Donald A. Chubb, Jr.

Jerry B. Farley

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Maynard F. Oliverius

Ronald E. Toupin, Jr.,
Chairman

Principal Executive Officers
Donald C. Cacciapaglia
President and Chief
Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds
Investment Advisors, LLC
 Chicago, IL

Investment Sub-Adviser
(for Wilshire US REIT
ETF)
Guggenheim Partners
Investment
Management, LLC
 Santa Monica, CA

Distributor
Guggenheim Funds
Distributors, LLC
 Chicago, IL

Administrator
MUFG Investor
Services (US), LLC
 Rockville, MD

Accounting Agent,
Custodian and
Transfer Agent
The Bank of New York
Mellon Corp.
 New York, NY

Legal Counsel
Dechert LLP
 New York, NY

Independent Registered
Public Accounting Firm
Ernst & Young LLP
 Chicago, IL

*
Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) ("Interested Trustee") of the Trust because of his position as the President and CEO of the Investment Adviser and the Distributor.

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
Questions concerning your shares of the Trust?
• If your shares are held in a Brokerage Account, contact your Broker.
This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.
A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Investments' website at guggenheiminvestments.com or by accessing the Funds' Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Investments' website at guggenheiminvestments.com. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

CLAYMORE EXCHANGE-TRADED FUND TRUST SEMIANNUAL REPORT l 101

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ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the "Investment Adviser") manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $260 billion in total assets as of December 31, 2016. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.
Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of Guggenheim Defensive Equity ETF, Guggenheim Mid-Cap Core ETF, Guggenheim Raymond James SB-1 Equity ETF, Wilshire Micro-Cap ETF, Guggenheim Insider Sentiment ETF, Guggenheim Multi-Asset Income ETF, Guggenheim S&P Spin-Off ETF and Wilshire US REIT ETF's portfolios are Michael P. Byrum, CFA, James R. King, CFA, and Adrian Bachman, CFA. The portfolio managers who are currently responsible for the day-to-day management of Guggenheim BRIC ETF's portfolio are Michael P. Byrum, CFA, James R. King, CFA and Cindy Gao. Mr. Byrum is a Senior Managing Director and Portfolio Manager of Guggenheim Investments and joined Guggenheim Investments in 1993. Mr. Byrum holds a degree in finance from Miami University of Ohio and is a member of the CFA Institute and the Washington Society of Investment Analysts. Mr. King is a Managing Director and Portfolio Manager of Guggenheim Investments and rejoined Guggenheim Investments in 2011 as the lead portfolio manager for exchange-traded products. Mr. King holds a bachelor's degree in finance from the University of Maryland, and has earned the Chartered Financial Analyst designation. Ms. Gao is an ETF Analyst in ETF Portfolio Management of Guggenheim Investments and joined Guggenheim Investments in December of 2010. Ms. Gao received a M.S. in Accounting from the University of Illinois at Chicago. Mr. Bachman is a Vice President and Portfolio Manager of Guggenheim Investments and joined Guggenheim in August of 2014. Mr. Bachman has a bachelor's degree in finance and international business from the University of Maryland, College Park and has earned the Chartered Financial Analyst designation.
Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company complex currently consisting of 31 separate exchange-traded funds as of April 1, 2017. The investment objective of each of the index funds is to correspond generally to the performance, before fees and expenses, of a specified market index.
This material must be preceded or accompanied by a prospectus for the Fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://guggenheiminvestments.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. All Funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the Funds.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
 (04/17)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
ETF-001-SAR-0217

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)  Not applicable.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)  Not Applicable.
(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Claymore Exchange-Traded Fund Trust
By:                  /s/ Donald C. Cacciapaglia
Name:             Donald C. Cacciapaglia
Title:               President and Chief Executive Officer
Date:               May 5, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:                  /s/ Donald C. Cacciapaglia
Name:             Donald C. Cacciapaglia
Title:               President and Chief Executive Officer
Date:               May 5, 2017
By:                   /s/ John L. Sullivan
Name:              John L. Sullivan
Title: Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:                May 5, 2017